     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 2008

                                                       REGISTRATION NO. 33-00628
                                                                        811-4424
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 42                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 44                                           [X]


                        VAN KAMPEN LIFE INVESTMENT TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (212) 296-6990

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                             AMY R. DOBERMAN, ESQ.
                               MANAGING DIRECTOR
                          VAN KAMPEN INVESTMENTS INC.

                                522 FIFTH AVENUE


                            NEW YORK, NEW YORK 10036

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:

                            CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on April 30, 2008 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust
                                         Comstock Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 30, 2008

                                         CLASS I SHARES

                                         (Shares offered prior to April 28, 2000
                                         have been designated Class I Shares)

                                        The Comstock Portfolio's investment
                                        objective is to seek capital growth
                                        and income through investments in
                                        equity securities, including common
                                        stocks, preferred stocks and
                                        securities convertible into common and
                                        preferred stocks.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  15
Financial Highlights........................................  16

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by the Portfolio's investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital growth and income potential for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger companies. The ability of the Portfolio's investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party

                             Van Kampen Life Investment Trust Comstock Portfolio
to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth and income over the long-term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a value style of investing in equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the eight calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2000                                                                             29.79
2001                                                                             -2.46
2002                                                                            -19.25
2003                                                                             30.99
2004                                                                             17.76
2005                                                                              4.37
2006                                                                             16.28
2007                                                                             -2.04


The Portfolio's return for the three-month period ended March 31, 2008 for Class I Shares was -8.77%. As a result of market activity, current performance may vary from the figures shown.



During the eight-year period shown in the bar chart, the highest quarterly return for Class I Shares was 18.10% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class I Shares was -18.97% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Russell 1000(R) Value Index* and the Standard & Poor's 500(R) Index**. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.


Average annual total returns are shown for the periods ended December 31, 2007 (the most recently completed


Van Kampen Life Investment Trust Comstock Portfolio calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED              PAST     PAST        SINCE
    DECEMBER 31, 2007         1 YEAR   5 YEARS   INCEPTION(1)
-------------------------------------------------------------
    Van Kampen Comstock
    Portfolio --
    Class I Shares            -2.04%   12.89%        6.81%
..................................................................
    Russell 1000(R) Value
    Index*                    -0.17%   14.63%        5.83%
..................................................................
    Standard & Poor's 500(R)
    Index**                    5.49%   12.83%        2.76%
..................................................................



(1) Return information is provided since 4/30/99.



 * The Russell 1000(R) Value Index measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000(R) Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000(R) Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.


** The Standard & Poor's 500(R) Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees                                   0.56%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses                                    0.03%
............................................................
Total annual portfolio operating expenses         0.59%
............................................................


Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $60       $189       $329       $738
...................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Comstock Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the

                             Van Kampen Life Investment Trust Comstock Portfolio
portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated; if the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies. The Portfolio's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Portfolio invests principally in common stocks, and also may invest in other equity securities including preferred stocks and securities convertible into common and preferred stocks.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities,

Van Kampen Life Investment Trust Comstock Portfolio including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITS. The Portfolio may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs' value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including

                             Van Kampen Life Investment Trust Comstock Portfolio
currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Portfolio's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Portfolio's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio's investment objective and applicable regulatory requirements.



A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the


Van Kampen Life Investment Trust Comstock Portfolio underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.



The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity. High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements (collectively, "temporary investments"). Investment grade corporate debt securities include securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the investment adviser to be of comparable quality. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of such debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term securities. Securities rated Baa by Moody's or BBB by S&P are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment

                             Van Kampen Life Investment Trust Comstock Portfolio
adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.55%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.56% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such


Van Kampen Life Investment Trust Comstock Portfolio determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Multi-Cap Value team. The Multi-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt, each a Managing Director of the Adviser, James N. Warwick, an Executive Director of the Adviser, and Devin E. Armstrong, a Vice President of the Adviser.



Mr. Baker has been associated with the Adviser in an investment management capacity since 1991 and began managing the Portfolio in 1999. Mr. Leder has been associated with the Adviser in an investment management capacity since 1995 and began managing the Portfolio in 1999. Mr. Holt has been associated with the Adviser in an investment management capacity since 1999 and began managing the Portfolio in 1999. Mr. Warwick has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in July 2007. Mr. Armstrong has been associated with the Adviser in a research capacity since August 2004 and began managing the Portfolio in July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School.



Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Warwick and Armstrong are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Portfolio and Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

                             Van Kampen Life Investment Trust Comstock Portfolio

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the

Van Kampen Life Investment Trust Comstock Portfolio

Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions of
Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.



Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.


If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting

                             Van Kampen Life Investment Trust Comstock Portfolio
short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code
Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account

Van Kampen Life Investment Trust Comstock Portfolio in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                             Van Kampen Life Investment Trust Comstock Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                             YEAR ENDED DECEMBER 31,
COMSTOCK PORTFOLIO -- CLASS I SHARES                         2007        2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............       $14.75      $13.69       $13.73       $11.78       $ 9.10
                                                            ------      ------       ------       ------       ------
  Net Investment Income..............................         0.30(a)     0.30(a)      0.26(a)      0.17         0.13
  Net Realized and Unrealized Gain/Loss..............        (0.60)       1.81         0.31         1.90         2.66
                                                            ------      ------       ------       ------       ------
Total from Investment Operations.....................        (0.30)       2.11         0.57         2.07         2.79
                                                            ------      ------       ------       ------       ------

Less:
  Distributions from Net Investment Income...........         0.26        0.21         0.16         0.12         0.11
  Distributions from Net Realized Gain...............         0.33        0.84         0.45          -0-          -0-
                                                            ------      ------       ------       ------       ------
Total Distributions..................................         0.59        1.05         0.61         0.12         0.11
                                                            ------      ------       ------       ------       ------
NET ASSET VALUE, END OF THE PERIOD...................       $13.86      $14.75       $13.69       $13.73       $11.78
                                                            ======      ======       ======       ======       ======

Total Return.........................................       -2.04%      16.28%        4.37%       17.76%       30.99%
Net Assets at End of the Period (In millions)........       $309.6      $400.7       $402.2       $332.1       $234.0
Ratio of Expenses to Average Net Assets (b)..........        0.59%       0.59%        0.59%        0.61%        0.65%
Ratio of Net Investment Income to Average Net
  Assets.............................................        2.03%       2.17%        2.00%        1.70%        1.65%
Portfolio Turnover...................................          25%         27%          28%          31%          37%


(a) Based on average shares outstanding.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2005.

Van Kampen Life Investment Trust Comstock Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT

TRUST -- COMSTOCK PORTFOLIO

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment
Trust -- Comstock Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment
Trust -- Comstock Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Life Investment Trust Comstock Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Comstock Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Portfolio's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Comstock Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  April 30, 2008


  CLASS I SHARES

  The Trust's Investment Company Act File No. is 811-4424.

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                            LIT PRO COM I 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen

                                         Life Investment Trust
                                         Capital Growth Portfolio

                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 30, 2008

                                         CLASS I SHARES

                                         (Shares offered prior to April 28, 2000
                                         have been designated Class I Shares)


                                        The Capital Growth Portfolio's
                                        (formerly Strategic Growth Portfolio)
                                        investment objective is to seek
                                        capital appreciation. The Portfolio's
                                        investment adviser seeks to achieve
                                        the Portfolio's investment objective
                                        by investing primarily in a portfolio
                                        of common stocks that the Portfolio's
                                        investment adviser believes have
                                        above-average potential for capital
                                        growth.


                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment
  Strategies and Risks......................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  15
Financial Highlights........................................  16


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in a portfolio of growth-oriented companies. The Portfolio's investment adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Portfolio's investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Portfolio's investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. Such companies may be of any size, including larger, more established companies or smaller, developing companies. The Portfolio's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of smaller or unseasoned companies (in which the Portfolio may invest) often fluctuate more and may fall more than the stock prices of larger, more established companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks. The Portfolio may from time to time emphasize certain sectors of the market. To the extent the Portfolio invests a significant portion of its assets in securities of companies in the same sector of the market, the Portfolio is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in

                       Van Kampen Life Investment Trust Capital Growth Portfolio

REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing primarily in common stocks


An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

(BAR GRAPH)

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             37.56
1999                                                                            104.38
2000                                                                            -10.15
2001                                                                            -31.49
2002                                                                            -32.48
2003                                                                             27.34
2004                                                                              7.03
2005                                                                              7.93
2006                                                                              2.86
2007                                                                             16.96


The Portfolio's return for the three-month period ended March 31, 2008 for Class I Shares was -11.70%. As a result of market activity, current performance may vary from the figures shown.


During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 60.58% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class I Shares was -24.75% (for the quarter ended December 31, 2000).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000(R) Growth Index*, a broad-based market index that the Portfolio's


Van Kampen Life Investment Trust Capital Growth Portfolio investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


Average annual total returns are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED       PAST       PAST        PAST
    DECEMBER 31, 2007  1 YEAR     5 YEARS    10 YEARS
---------------------------------------------------------
    Van Kampen
    Capital Growth
    Portfolio --
    Class I Shares     16.96%     12.09%       7.53%
..........................................................
    Russell 1000(R)
    Growth Index*      11.81%     12.11%       3.83%
..........................................................



* The Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe and includes those Russell 1000(R) Index companies with higher price-to-book ratios and higher expected growth values. The Russell 1000(R) Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.


Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees                                   0.70%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses                                    0.10%
............................................................
Total annual portfolio operating expenses         0.80%
............................................................


Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $82       $255       $444       $990
...................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.


                       Van Kampen Life Investment Trust Capital Growth Portfolio

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Capital Growth Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.


Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation. Any ordinary income received from securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of securities consisting primarily of common stocks that the Portfolio's investment adviser believes have above-average potential for capital growth. The Portfolio's investment adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Portfolio's investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Portfolio's investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Portfolio's investments.



The Portfolio generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. Fundamental research drives the investment process. The Portfolio's investment adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Portfolio's investment adviser continually and rigorously studies company developments including business strategy and financial results. Valuation is viewed in the context of prospects for substantial earnings and cash flow growth.



Van Kampen Life Investment Trust Capital Growth Portfolio

The Portfolio's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

The Portfolio invests primarily in common stocks, and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase equity securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REITS. The Portfolio may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.


                       Van Kampen Life Investment Trust Capital Growth Portfolio

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


Van Kampen Life Investment Trust Capital Growth Portfolio

                             STRATEGIC TRANSACTIONS



The Portfolio may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Portfolio's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Portfolio's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio's investment objective and applicable regulatory requirements.



A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.



The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates


                       Van Kampen Life Investment Trust Capital Growth Portfolio of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.70%
...................................................
    Next $500 million            0.65%
...................................................
    Over $1 billion              0.60%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.70% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report



Van Kampen Life Investment Trust Capital Growth Portfolio issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Growth team. The Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Adviser.



Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio in September 2007. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993 and began managing the Portfolio in September 2007. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in September 2007. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000 and began managing the Portfolio in September 2007. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in September 2007.



Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the Portfolio.



The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.



The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their

                       Van Kampen Life Investment Trust Capital Growth Portfolio representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


Van Kampen Life Investment Trust Capital Growth Portfolio

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions of
Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.



Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.


If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made

                       Van Kampen Life Investment Trust Capital Growth Portfolio whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some

Van Kampen Life Investment Trust Capital Growth Portfolio of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                       Van Kampen Life Investment Trust Capital Growth Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                                     YEAR ENDED DECEMBER 31,
CAPITAL GROWTH PORTFOLIO -- CLASS I SHARES                       2007         2006        2005        2004        2003
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..................       $28.81      $28.01      $26.02      $24.31      $19.09
                                                                -------      ------      ------      ------      ------
  Net Investment Income/Loss (a)..........................         0.11        0.04        0.03        0.06       (0.06)
  Net Realized and Unrealized Gain........................         4.77        0.76        2.03        1.65        5.28
                                                                -------      ------      ------      ------      ------
Total from Investment Operations..........................         4.88        0.80        2.06        1.71        5.22
Less Distributions from Net Investment Income.............         0.01         -0-        0.07         -0-         -0-
                                                                -------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD........................       $33.68      $28.81      $28.01      $26.02      $24.31
                                                                =======      ======      ======      ======      ======

Total Return..............................................       16.96%       2.86%       7.93%       7.03%      27.34%
Net Assets at End of the Period (In millions).............       $143.6      $160.5      $204.0      $235.3      $263.5
Ratio of Expenses to Average Net Assets...................        0.80%       0.78%       0.77%       0.77%       0.77%
Ratio of Net Investment Income/Loss to Average Net
  Assets..................................................        0.35%       0.16%       0.13%       0.23%      (0.27%)
Portfolio Turnover........................................         177%        128%         98%        174%        170%


(a) Based on average shares outstanding.


Van Kampen Life Investment Trust Capital Growth Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
   - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT TRUST -


CAPITAL GROWTH PORTFOLIO


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment Trust -

Capital Growth Portfolio


Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust -

Capital Growth Portfolio


Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Life Investment Trust Capital Growth Portfolio


  A Statement of Additional Information, which contains more details about the Trust and the Capital Growth Portfolio, is incorporated by reference in its entirety into this Prospectus.


  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Portfolio's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.



  Information about the Trust and the Capital Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 30, 2008


  CLASS I SHARES

  The Trust's Investment Company Act File No. is 811-4424.

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                             LIT PRO EM I 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust Enterprise
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 30, 2008

                                         CLASS I SHARES

                                         (Shares offered prior to April 28, 2000
                                         have been designated Class I Shares)

                                        The Enterprise Portfolio's investment
                                        objective is to seek capital
                                        appreciation through investments in
                                        securities believed by the Portfolio's
                                        investment adviser to have above
                                        average potential for capital
                                        appreciation.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  15
Financial Highlights........................................  16


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing principally in common stocks which are believed by the Portfolio's investment adviser to have above-average potential for capital appreciation. The Portfolio invests primarily in common stocks of growth companies focusing on securities believed to offer a combination of strong business fundamentals at an attractive valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital appreciation potential of such securities materially change.

The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions) for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth common stocks may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) may be more volatile and may fall more than stock prices of larger companies.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

                           Van Kampen Life Investment Trust Enterprise Portfolio

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing in common stocks

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             25.00
1999                                                                             25.85
2000                                                                            -14.64
2001                                                                            -20.42
2002                                                                            -29.33
2003                                                                             25.88
2004                                                                              4.05
2005                                                                              8.15
2006                                                                              7.08
2007                                                                             12.68


The Portfolio's return for the three-month period ended March 31, 2008 for Class I Shares was -13.07%. As a result of market activity, current performance may vary from the figures shown.


During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 24.94% (for the quarter ended December 31, 1998) and the lowest quarterly return for Class I Shares was -20.95% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000(R) Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


Average annual total returns are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus).


Van Kampen Life Investment Trust Enterprise Portfolio

Remember that past performance of the Portfolio is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED          PAST     PAST       PAST
    DECEMBER 31, 2007     1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------
    Van Kampen
    Enterprise Portfolio
    -- Class I Shares     12.68%   11.32%      2.59%
..........................................................
    Russell 1000(R)
    Growth Index*         11.81%   12.11%      3.83%
..........................................................



* The Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe and includes those Russell 1000(R) Index companies with higher price-to-book ratios and higher expected growth values. The Russell 1000(R) Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.


Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees(1)                                0.50%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses(1)                                 0.17%
............................................................
Total annual portfolio operating expenses(1)      0.67%
............................................................



(1) The Portfolio's investment adviser is currently voluntarily waiving or reimbursing all or a portion of the Portfolio's management fees or other expenses such that the actual total annual portfolio operating expenses paid for the Portfolio's fiscal year ended December 31, 2007 were 0.60%. The fee waivers or expense reimbursements can be terminated at any time.


Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $68       $214       $373       $835
...................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Enterprise Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the

                           Van Kampen Life Investment Trust Enterprise Portfolio

"Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. Any income received on securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing principally in common stocks that it believes have above-average potential for capital appreciation. The Portfolio's investment adviser will seek to identify companies with unusually attractive growth opportunities at reasonable valuations. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary. In an effort to reduce the overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries.

The Portfolio will invest primarily in common stocks of companies that the Portfolio's investment adviser considers to be growth companies, including companies with new products, services or processes. Growth companies generally include those companies with established records of growth in sales or earnings that the Portfolio's investment adviser believes are in or are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments in growth stocks will vary and at times may be lower or higher than that of other types of stock funds. The market value of growth stocks may be more volatile than other types of investments. The investment adviser will consider a stock attractive when the investment adviser believes that earnings growth expectations are not appropriately reflected in the current stock price or when a growth stock trades at a valuation below what the investment adviser considers to be its intrinsic value. The Portfolio's investment adviser seeks to identify industries and companies with superior fundamentals by evaluating, among other things, valuation, future earnings prospects and recent stock price momentum through the use of the investment adviser's proprietary computer models. The investment adviser further seeks to validate the relative attractiveness of stocks with research conducted by its team of analysts and portfolio managers.

The Portfolio may invest in companies that have projected earnings in excess of the average for their sector or industry as a result of, among other things, revenue growth from new product innovation, margin improvements from new operational efficiencies and/or cost reductions from new technology. The Portfolio may also invest in companies within the growth universe that trade below what the investment adviser considers to be their long-term intrinsic value where a catalyst has been identified to dispel short-term concerns or reverse declining earnings. In each case, the Portfolio's investment adviser believes such companies

Van Kampen Life Investment Trust Enterprise Portfolio have prospects that are favorable for above-average capital appreciation.

The Portfolio generally invests in equity securities of large companies. However, the Portfolio may invest in companies in any market capitalization range, provided the Portfolio's investment adviser believes the investment is consistent with the Portfolio's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger sized companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


The Portfolio invests principally in common stocks, and also may invest in preferred stocks, convertible securities and warrants.


COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.

REITS. The Portfolio may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic

                           Van Kampen Life Investment Trust Enterprise Portfolio
conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

Van Kampen Life Investment Trust Enterprise Portfolio

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Portfolio's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Portfolio's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio's investment objective and applicable regulatory requirements.



A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.



The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and in investment grade corporate debt securities to provide liquidity. Investment grade short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements (collectively, "temporary investments"). Investment grade corporate debt securities include securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of such debt securities generally fluctuate inversely with changes in interest rates so that the value of investments

                           Van Kampen Life Investment Trust Enterprise Portfolio
in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term securities. Securities rated Baa by Moody's or BBB by S&P are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.50% (before voluntary fee waivers; 0.43% after voluntary fee waivers) of the Portfolio's average daily net assets for the fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given


Van Kampen Life Investment Trust Enterprise Portfolio calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Systematic Strategies team. The Systematic Strategies team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Sandip Bhagat and Feng Chang, each a Managing Director of the Adviser, and Hooman Yaghoobi, an Executive Director of the Adviser.



Mr. Bhagat has been associated with the Adviser in an investment management capacity since July 2004 and began managing the Portfolio in November 2004. Prior to July 2004, Mr. Bhagat was President and Chief Investment Officer of Travelers Investment Management Company, a subsidiary of Citigroup. Mr. Chang has been associated with the Adviser in an investment management capacity since August 2004 and began managing the Portfolio in November 2004. Prior to August 2004, Mr. Chang was the Head of Research at Citigroup. Mr. Yaghoobi has been associated with the Adviser in an investment management capacity since 1995 and began managing the Portfolio in November 2004.



Messrs. Bhagat and Chang are the lead portfolio managers of the Portfolio. Mr. Yaghoobi is a co-portfolio manager of the Portfolio. Members of the team collaborate to manage the assets of the Portfolio. Messrs. Bhagat and Chang are responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1

                           Van Kampen Life Investment Trust Enterprise Portfolio
distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally

Van Kampen Life Investment Trust Enterprise Portfolio completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.


Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance

                           Van Kampen Life Investment Trust Enterprise Portfolio
companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.


If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code
Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a

Van Kampen Life Investment Trust Enterprise Portfolio single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                           Van Kampen Life Investment Trust Enterprise Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                                 YEAR ENDED DECEMBER 31,
ENTERPRISE PORTFOLIO -- CLASS I SHARES                             2007        2006        2005        2004        2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $15.58      $14.60      $13.60      $13.12      $10.48
                                                                  ------      ------      ------      ------      ------
  Net Investment Income.....................................        0.13(a)     0.06(a)     0.06        0.10        0.05
  Net Realized and Unrealized Gain..........................        1.83        0.98        1.04        0.43        2.65
                                                                  ------      ------      ------      ------      ------

Total from Investment Operations............................        1.96        1.04        1.10        0.53        2.70

Less Distributions from Net Investment Income...............        0.07        0.06        0.10        0.05        0.06
                                                                  ------      ------      ------      ------      ------

NET ASSET VALUE, END OF THE PERIOD..........................      $17.47      $15.58      $14.60      $13.60      $13.12
                                                                  ======      ======      ======      ======      ======

Total Return*...............................................      12.68%       7.08%       8.15%       4.05%      25.88%
Net Assets at End of the Period (In millions)...............      $ 92.3      $ 99.1      $112.9      $126.7      $140.0
Ratio of Expenses to Average Net Assets*....................       0.60%       0.60%       0.60%       0.60%       0.60%
Ratio of Net Investment Income to Average
  Net Assets*...............................................       0.75%       0.39%       0.41%       0.68%       0.40%
Portfolio Turnover..........................................         52%        110%         43%        155%        145%
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................       0.67%       0.68%       0.68%       0.63%       0.64%
Ratio of Net Investment Income to Average Net Assets........       0.68%       0.31%       0.33%       0.65%       0.36%


(a) Based on average shares outstanding.

Van Kampen Life Investment Trust Enterprise Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
   - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT TRUST --

ENTERPRISE PORTFOLIO

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment Trust --
Enterprise Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust --
Enterprise Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Life Investment Trust Enterprise Portfolio



  A Statement of Additional Information, which contains more details about the Trust and the Enterprise Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Enterprise Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  April 30, 2008


  CLASS I SHARES

  The Trust's Investment Company Act File No. is 811-4424.

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                            LIT PRO ENT I 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust Government
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 30, 2008

                                         CLASS I SHARES

                                         (Shares offered prior to April 28, 2000
                                         have been designated Class I Shares)

                                        The Government Portfolio's investment
                                        objective is to seek to provide
                                        investors with high current return
                                        consistent with preservation of
                                        capital. The Portfolio's investment
                                        adviser seeks to achieve the
                                        Portfolio's investment objective by
                                        investing primarily in debt securities
                                        issued or guaranteed by the U.S.
                                        government, its agencies or
                                        instrumentalities, including
                                        mortgage-related securities issued or
                                        guaranteed by agencies or
                                        instrumentalities of the U.S.
                                        government.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   6
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
  Risks.....................................................   6
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  15
Frequent Purchases and Redemptions of Portfolio Shares......  15
Dividends, Distributions and Taxes..........................  16
Disclosure of Portfolio Holdings............................  17
Financial Highlights........................................  18


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. The Portfolio's investment adviser purchases and sells securities for the Portfolio with a view toward seeking a high level of current income based on the analysis and expectations of the Portfolio's investment adviser regarding interest rates and yield spreads between types of securities. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, forward contracts and interest rate swaps or other interest rate-related transactions (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks. The Portfolio may purchase and sell securities on a when-issued or delayed delivery basis.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio generally is subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities. (See "Investment Objective, Principal Investment Strategies and Risks" for an explanation of maturities and durations.) The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).


Market risk is often greater among certain types of debt securities, such as zero coupon bonds, which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore may subject the Portfolio to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests primarily in U.S. government securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable,

                           Van Kampen Life Investment Trust Government Portfolio
variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.

The Portfolio may invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

EXTENSION RISK. The prices of debt securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, forward contracts and interest rate swaps or other interest-rate related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek high current return consistent with preservation of capital

- Wish to add to their investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

Van Kampen Life Investment Trust Government Portfolio

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                              8.59
1999                                                                             -3.36
2000                                                                             12.40
2001                                                                              6.92
2002                                                                              9.61
2003                                                                              1.75
2004                                                                              4.17
2005                                                                              3.54
2006                                                                              3.34
2007                                                                              7.33


The Portfolio's return for the three-month period ended March 31, 2008 for Class I Shares was 0.27%. As a result of market activity, current performance may vary from the figures shown.


During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 5.57% (for the quarter ended September 30, 1998) and the lowest quarterly return for Class I Shares was -2.22% (for the quarter ended June 30, 1999).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers U.S. Government/Mortgage Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


Average annual total returns are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED       PAST     PAST       PAST
    DECEMBER 31, 2007  1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------
    Van Kampen
    Government
    Portfolio --
    Class I Shares     7.33%     4.01%     5.34%
.......................................................
    Lehman Brothers
    U.S. Government/
    Mortgage Index*    7.72%     4.28%     5.91%
.......................................................


* The Lehman Brothers U.S. Government/Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities.


The current yield for the thirty-day period ended December 31, 2007 is 4.38% for Class I Shares. Investors can obtain the current yield of the Portfolio by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.


                           Van Kampen Life Investment Trust Government Portfolio

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees(1)                                0.50%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses(1)                                 0.12%
............................................................
Total annual portfolio operating expenses(1)      0.62%
............................................................



(1) The Portfolio's investment adviser is currently voluntarily waiving or reimbursing all or a portion of the Portfolio's management fees or other expenses such that the actual total annual portfolio operating expenses paid for the Portfolio's fiscal year ended December 31, 2007 were 0.60%. The fee waivers or expense reimbursements can be terminated at any time.


Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $63       $199       $346       $774
...................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Government Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio's investment objective is a fundamental policy and may not be

Van Kampen Life Investment Trust Government Portfolio changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in such securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated. If the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes.


The prices of debt securities generally vary inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

                                 UNDERSTANDING
                                   MATURITIES

   A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                  TERM       MATURITY LEVEL
---------------------------------------------------
             1-3 years       Short
....................................................
            4-10 years       Intermediate
....................................................
    More than 10 years       Long
....................................................

                                 UNDERSTANDING
                                    DURATION

   Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

The Portfolio may invest in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

The Portfolio may purchase debt securities at a premium over the principal or face value to obtain higher current income. The amount of any premium

                           Van Kampen Life Investment Trust Government Portfolio
declines during the term of the security to zero at maturity. Such decline generally is reflected as a decrease to interest income and thus in the Portfolio's net asset value. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

To hedge against changes in interest rates, the Portfolio may purchase or sell options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions. By using such instruments, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such instruments may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such instruments. See "Strategic Transactions."

The Portfolio also may purchase or sell securities on a forward commitment basis. See "When-Issued and Delayed Delivery Securities" below.

The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes."

                           U.S. GOVERNMENT SECURITIES

Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself. While securities purchased for the Portfolio may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.


Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are referred to in this Prospectus as "mortgage-related securities."



Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.


The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities

Van Kampen Life Investment Trust Government Portfolio

(such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of most mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a borrower is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Portfolio, which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.



The Portfolio may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. If the collateral securing a CMO or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government are treated by the Portfolio as U.S. government securities.


                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Portfolio's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps, inverse floating rate debt instruments and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Portfolio's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio's investment objectives and applicable regulatory requirements.



A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral


                           Van Kampen Life Investment Trust Government Portfolio
agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.



A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.



The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.


                       OTHER INVESTMENTS AND RISK FACTORS

Under normal market conditions, the Portfolio may invest up to 20% of its total assets in any combination of: (i) certain government-related securities, (ii) asset-backed securities, (iii) commercial paper and (iv) securities issued by foreign governments, their agencies or instrumentalities.

GOVERNMENT-RELATED SECURITIES. The Portfolio may invest in certain government-related securities, including privately issued mortgage-related securities and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government (including privately issued CMOs and REMICs) (collectively, "Private Pass-Throughs") and/or in privately issued certificates representing stripped U.S. government or mortgage-related securities.

The Portfolio may invest in Private Pass-Throughs only if such Private Pass-Throughs are rated at the time of purchase in the two highest investment grades (currently Aa or higher by Moody's Investors Service, Inc. ("Moody's"), AA or higher by Standard & Poor's ("S&P") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO")) or, if unrated, are considered by the Portfolio's investment adviser to be of comparable quality. The collateral underlying such Private Pass-Throughs may consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or other types of collateral such as cash or real estate.

The Portfolio may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Portfolio to be U.S. government securities. Such securities usually trade at a deep

Van Kampen Life Investment Trust Government Portfolio discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities. See "Tax Status" in the Statement of Additional Information.



Stripped mortgage-related securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities. See "Tax Status -- Federal Income Taxation of the Portfolios" in the Statement of Additional Information. Such securities may involve greater risk than securities issued directly by the U.S. government, its agencies or instrumentalities.


Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio follows established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.

ASSET-BACKED SECURITIES. Asset-backed securities are similar to mortgage-related securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.


Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.


                           Van Kampen Life Investment Trust Government Portfolio

COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

The commercial paper in which the Portfolio may invest must be rated at the time of purchase in the highest investment grade (currently P1 by Moody's, A1 by S&P or an equivalent rating by another NRSRO).

SECURITIES ISSUED BY FOREIGN GOVERNMENTS. The Portfolio may invest in securities issued by foreign governments, their agencies or instrumentalities, including securities issued by emerging market countries. These securities must be rated at the time of purchase investment grade by Moody's, S&P or another NRSRO and may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Investments in securities issued by foreign governments, their agencies or instrumentalities present certain risks not ordinarily associated with investments in securities issued by issuers of the United States government, its agencies and instrumentalities. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Investments in securities issued by emerging market countries are subject to greater risks than investments in securities issued by developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Since the Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the Forward Commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction. Should the other party fail to complete the transaction, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

ILLIQUID SECURITIES. The Portfolio may invest up to 5% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

MORE INFORMATION. Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, yield differentials, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100%

Van Kampen Life Investment Trust Government Portfolio or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.50% (before voluntary fee waivers; 0.48% after voluntary fee waivers) of the Portfolio's average daily net assets for the Portfolio's fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2008 and a


                           Van Kampen Life Investment Trust Government Portfolio
discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August
2008).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Scott F. Richard, a Managing Director of the Adviser, and Jaidip Singh, an Executive Director of the Adviser.



Mr. Richard has been associated with the Adviser in an investment management capacity since 1992 and began managing the Portfolio in 2003. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in 2003.


Messrs. Richard and Singh are the lead managers and are responsible for the execution of the overall strategy of the Portfolio.

The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 522 Fifth


Van Kampen Life Investment Trust Government Portfolio

Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash.


The Portfolio's Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.


Shares of the Portfolio are sold exclusively to certain insurance companies in connection with particular life insurance and/or annuity contracts they issue. The

                           Van Kampen Life Investment Trust Government Portfolio
insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.


If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Interest from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have

Van Kampen Life Investment Trust Government Portfolio the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                           Van Kampen Life Investment Trust Government Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                            YEAR ENDED DECEMBER 31,
GOVERNMENT PORTFOLIO--CLASS I SHARES                              2007       2006     2005     2004     2003
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $9.30      $9.42    $9.48    $9.55    $9.82
                                                                  -----      -----    -----    -----    -----
  Net Investment Income (a).................................       0.45       0.44     0.35     0.31     0.28
  Net Realized and Unrealized Gain/Loss.....................       0.21      (0.14)   (0.03)    0.08    (0.11)
                                                                  -----      -----    -----    -----    -----
Total from Investment Operations............................       0.66       0.30     0.32     0.39     0.17
Less Distributions from Net Investment Income...............       0.44       0.42     0.38     0.46     0.44
                                                                  -----      -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD..........................      $9.52      $9.30    $9.42    $9.48    $9.55
                                                                  =====      =====    =====    =====    =====

Total Return *..............................................      7.33%      3.34%    3.54%    4.17%    1.75%
Net Assets at End of the Period (In millions)...............      $55.0      $57.5    $63.1    $71.2    $75.1
Ratio of Expenses to Average Net Assets *...................      0.60%      0.60%    0.60%    0.60%    0.60%
Ratio of Net Investment Income to Average
  Net Assets *..............................................      4.91%      4.84%    3.78%    3.26%    2.96%
Portfolio Turnover..........................................       324%       242%     261%     409%     511%
*  If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................      0.62%      0.65%    0.64%    0.65%    0.63%
Ratio of Net Investment Income to Average Net Assets........      4.90%      4.79%    3.75%    3.21%    2.93%


(a) Based on average shares outstanding.



Van Kampen Life Investment Trust Government Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT TRUST--GOVERNMENT PORTFOLIO


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment Trust--Government Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust--Government Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Life Investment Trust Government Portfolio



  A Statement of Additional Information, which contains more details about the Trust and the Government Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Government Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  April 30, 2008


  CLASS I SHARES

  The Trust's Investment Company Act File No. is 811-4424.

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                             LIT PRO GV I 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust
                                         Growth and Income
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 30, 2008

                                         CLASS I SHARES

                                         (Shares offered prior to April 28, 2000
                                         are designated Class I Shares)

                                        The Growth and Income Portfolio's
                                        investment objective is to seek
                                        long-term growth of capital and
                                        income. The Portfolio's investment
                                        adviser seeks to achieve the
                                        Portfolio's investment objective by
                                        investing primarily in
                                        income-producing equity securities,
                                        including common stocks and
                                        convertible securities (although
                                        investments are also made in
                                        non-convertible preferred stocks and
                                        debt securities).

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
  Risks.....................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  15
Financial Highlights........................................  16


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities). In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. The Portfolio's investment adviser may focus on larger capitalization (or large cap) companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the growth and income potential for such securities materially change.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

Investors who need a more assured level of current income should be aware that the Portfolio's income will fluctuate and that seeking income is only a part of the Portfolio's overall investment objective. Similarly, investors who seek only long-term growth should be aware that the Portfolio seeks to generate income and that long-term growth of capital is only a part of the Portfolio's overall investment objective.

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Portfolio's investments in fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate

                    Van Kampen Life Investment Trust Growth and Income Portfolio industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek growth of capital and income over the long-term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that invests primarily in income-producing equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             19.61
1999                                                                             12.99
2000                                                                             19.34
2001                                                                             -5.81
2002                                                                            -14.50
2003                                                                             28.03
2004                                                                             14.38
2005                                                                              9.99
2006                                                                             16.23
2007                                                                              2.80


The Portfolio's return for the three-month period ended March 31, 2008 for Class I Shares was -9.58%. As a result of market activity, current performance may vary from the figures shown.


During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 16.19% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class I Shares was -17.95% (for the quarter ended September 30, 2002).

Van Kampen Life Investment Trust Growth and Income Portfolio

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000(R) Value Index *, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



Average annual total returns are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED              PAST     PAST       PAST
    DECEMBER 31, 2007         1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------
    Van Kampen Growth and
    Income Portfolio --
    Class I Shares             2.80%   13.99%      9.59%
...............................................................
    Russell 1000(R) Value
    Index*                    -0.17%   14.63%      7.68%
...............................................................



  * The Russell 1000(R) Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000(R) Index securities with lower price-to-book ratios and lower expected growth values. The Russell 1000(R) Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.


Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees                                   0.56%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses                                    0.04%
............................................................
Total annual portfolio operating expenses         0.60%
............................................................


Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $61       $192       $335       $750
...................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Growth and Income Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated investment grade, which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio's investment adviser may focus on larger capitalization companies that it believes possess characteristics for improved valuation. The Portfolio's investment adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on larger capitalization companies, the Portfolio may invest in securities of small- or medium-sized companies which often are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market

Van Kampen Life Investment Trust Growth and Income Portfolio performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

While the Portfolio invests primarily in income-producing equity securities, the Portfolio also may invest in non-convertible adjustable or fixed rate preferred stock and debt securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 15% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality. Debt securities rated below investment grade are commonly known as junk bonds. Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Portfolio also may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as

                    Van Kampen Life Investment Trust Growth and Income Portfolio interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.

REITS. The Portfolio may invest up to 15% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

              RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign

Van Kampen Life Investment Trust Growth and Income Portfolio brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Portfolio's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Portfolio's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio's investment objective and applicable regulatory requirements.



A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.



The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for long-term capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.55%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.56% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Van Kampen Life Investment Trust Growth and Income Portfolio

Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Equity Income team. The Equity Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are James A. Gilligan and Thomas B. Bastian, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.



Mr. Gilligan has been associated with the Adviser in an investment management capacity since 1985 and began managing the Portfolio in 1996. Mr. Bastian has been associated with the Adviser in an investment management capacity since 2003 and began managing the Portfolio in November 2003. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and began managing the Portfolio in 1999. Mr. Laskin has been associated with the Adviser in an investment management capacity since 2000 and began managing the Portfolio in January 2007. Mr. Marcheli was associated with the Adviser in a research capacity from 1995 to 2002. Since 2002, Mr. Marcheli has been associated with the Adviser in an investment management capacity and began managing the Portfolio in November 2003.



Messrs. Gilligan and Bastian are the lead managers of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed. Mr. Marcheli also manages the cash position in the Portfolio. The lead managers are responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends

                    Van Kampen Life Investment Trust Growth and Income Portfolio to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which

Van Kampen Life Investment Trust Growth and Income Portfolio demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.



Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.


If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking

                    Van Kampen Life Investment Trust Growth and Income Portfolio frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account

Van Kampen Life Investment Trust Growth and Income Portfolio in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some portion of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares, and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                            YEAR ENDED DECEMBER 31,
GROWTH AND INCOME PORTFOLIO -- CLASS I SHARES                    2007      2006       2005      2004       2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD                        $22.00    $20.49     $19.32    $17.06     $13.47
                                                                ------    ------     ------    ------     ------

  Net Investment Income(a)..................................      0.39      0.38       0.28      0.24       0.22
  Net Realized and Unrealized Gain..........................      0.16      2.75       1.59      2.19       3.51
                                                                ------    ------     ------    ------     ------

Total from Investment Operations............................      0.55      3.13       1.87      2.43       3.73
                                                                ------    ------     ------    ------     ------

Less:
  Distributions from Net Investment Income..................      0.36      0.25       0.22      0.17       0.14
  Distributions from Net Realized Gain                            0.83      1.37       0.48       -0-        -0-
                                                                ------    ------     ------    ------     ------

Total Distributions.........................................      1.19      1.62       0.70      0.17       0.14
                                                                ------    ------     ------    ------     ------

NET ASSET VALUE, END OF THE PERIOD..........................    $21.36    $22.00     $20.49    $19.32     $17.06
                                                                ======    ======     ======    ======     ======

Total Return................................................     2.80%    16.23%      9.99%    14.38%     28.03%
Net Assets at End of the Period (In millions)...............    $263.5    $307.7     $312.4    $312.1     $280.3
Ratio of Expenses to Average Net Assets.....................     0.60%     0.60%      0.61%     0.62%      0.66%
Ratio of Net Investment Income to Average Net Assets........     1.80%     1.85%      1.44%     1.39%      1.50%
Portfolio Turnover..........................................       28%       28%        42%       48%        57%


(a) Based on average shares outstanding.

Van Kampen Life Investment Trust Growth and Income Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS

  - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT TRUST --
GROWTH AND INCOME PORTFOLIO

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Growth and Income Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Growth and Income Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Growth and Income Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  April 30, 2008


  CLASS I SHARES

  The Trust's Investment Company Act File No. is 811-4424.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                             LIT PRO GI I 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust
                                         Money Market Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 30, 2008

                                         CLASS I SHARES


                                         (Shares offered prior to April 28, 2000
                                         have been designated Class I Shares)


                                        The Money Market Portfolio's
                                        investment objective is to seek
                                        protection of capital and high current
                                        income through investments in money
                                        market instruments.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   4
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   5
Investment Advisory Services................................   7
Purchase of Shares..........................................   8
Redemption of Shares........................................   9
Frequent Purchases and Redemptions of Portfolio Shares......   9
Dividends, Distributions and Taxes..........................   9
Disclosure of Portfolio Holdings............................  11
Financial Highlights........................................  12


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments.

                        PRINCIPAL INVESTMENT STRATEGIES

The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less.

The Portfolio buys and sells securities with a view towards seeking high current income from these short-term investments to the extent consistent with protection of capital. The Portfolio's investment adviser seeks those securities that it believes entail reasonable risk considered in relation to the Portfolio's investment policies. The Portfolio's investment adviser may sell such securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio. The Portfolio's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks. An investment in the Portfolio is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

INCOME RISK. The income you receive from the Portfolio is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Portfolio may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk is expected to be low for the Portfolio because it invests in high-quality money market instruments, an investment in the Portfolio is not risk free. The Portfolio is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline and adversely affect the Portfolio's net asset value. The prices of debt securities tend to fall as interest rates rise. Market risk is expected to be low for the Portfolio because it invests in high-quality, short-term securities.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money market instruments

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class I Shares over the ten calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.

                         Van Kampen Life Investment Trust Money Market Portfolio

Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             5.03
1999                                                                             4.63
2000                                                                             5.93
2001                                                                             3.68
2002                                                                             1.22
2003                                                                             0.57
2004                                                                             0.80
2005                                                                             2.68
2006                                                                             4.42
2007                                                                             4.71


The Portfolio's return for the three-month period ended March 31, 2008 for Class I Shares was 0.86%. As a result of market activity, current performance may vary from the figures shown.


During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 1.57% (for the quarter ended December 31, 2000) and the lowest quarterly return for Class I Shares was 0.12% (for the quarter ended June 30, 2004).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows the Portfolio's average annual total returns for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED               PAST     PAST       PAST
    DECEMBER 31, 2007          1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------
    Van Kampen
    Money Market Portfolio --
    Class I Shares             4.71%     2.62%     3.35%
...............................................................


Investors can obtain the current seven-day yield of the Portfolio by calling
(800) 847-2424 or by visiting our web site at www.vankampen.com.

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                CLASS I
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees                                   0.45%
............................................................
Distribution and/or service (12b-1) fees           None
............................................................
Other expenses                                    0.23%
............................................................
Total annual portfolio operating expenses         0.68%
............................................................


Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your

Van Kampen Life Investment Trust Money Market Portfolio actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
------------------------------------------------------------------
Class I Shares           $69       $218       $379       $847
...................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Money Market Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less. The Portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.

The Portfolio's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Portfolio's Board of Trustees and special rules for money market funds under the 1940 Act. These standards include requirements for maintaining high credit quality in the Portfolio's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Portfolio's shares. In selecting securities for investment, the Portfolio's investment adviser focuses on identifying what it

                         Van Kampen Life Investment Trust Money Market Portfolio
believes are the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Portfolio's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Portfolio's portfolio. On an ongoing basis, the Portfolio's investment adviser analyzes the economic and financial outlook of the money markets to anticipate and respond to changing developments that may affect the Portfolio's existing and prospective investments. While the Portfolio generally intends to hold investments until maturity, it may sell portfolio securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio.

There are risks inherent in all investments in securities, accordingly there can be no assurance that the Portfolio will achieve its investment objective or that the Portfolio will be able at all times to preserve the net asset value per share at $1.00 per share. The Portfolio's dividend and yield are expected to fluctuate with changes in prevailing market interest rates and other factors.

The Portfolio may invest in money market instruments of the following types, all of which will be U.S. dollar-denominated obligations:

U.S. GOVERNMENT SECURITIES. The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government, (b) the right of the issuer to borrow from the U.S. government, (c) discretionary authority of the U.S. government to purchase obligations of its agencies or instrumentalities or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS. The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. The Portfolio may invest in short-term commercial paper obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization) or (b) if unrated, are of comparable quality as determined in accordance with procedures established by the Portfolio's Board of Trustees. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category. A more complete description of security ratings is in the Portfolio's Statement of Additional Information.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with banks or broker-dealers to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, would exceed 5% of the Portfolio's net assets.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Money Market Portfolio

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee calculated as the lesser of: (i) its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios (the "Money Market Pro Rata Amount") as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................

or (ii) a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio only (the "Money Market Only Amount") as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $250 million          0.450%
...................................................
    Next $500 million           0.375%
...................................................
    Next $500 million           0.325%
...................................................
    Next $250 million           0.300%
...................................................
    Next $250 million           0.275%
...................................................
    Next $500 million           0.250%
...................................................
    Next $500 million           0.225%
...................................................
    Next $12.25 billion         0.200%
...................................................
    Next $2.5 billion           0.199%
...................................................
    Next $7.5 billion           0.198%
...................................................
    Next $5 billion             0.197%
...................................................
    Over $30 billion            0.196%
...................................................


Applying these fee schedules, the Portfolio's effective advisory fee rate was 0.45% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a


                         Van Kampen Life Investment Trust Money Market Portfolio
discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued

Van Kampen Life Investment Trust Money Market Portfolio expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

The Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions of
Portfolio Shares

 -------------------------------------------------------------------------------

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Portfolio's Board of Trustees applicable to the other portfolios of the Trust are not applicable with respect to frequent purchases and redemptions of Portfolio shares.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts monthly. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does

                         Van Kampen Life Investment Trust Money Market Portfolio
not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Van Kampen Life Investment Trust Money Market Portfolio

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                         Van Kampen Life Investment Trust Money Market Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class I Shares for the periods indicated. Prior to April 28, 2000, the Portfolio issued one class of shares and that class of shares has been designated as Class I Shares. Certain information reflects financial results for a single Class I Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                                YEAR ENDED DECEMBER 31,
MONEY MARKET PORTFOLIO--CLASS I SHARES                               2007       2006       2005     2004     2003
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $1.00      $1.00      $1.00    $1.00    $1.00
                                                                     -----      -----      -----    -----    -----
  Net Investment Income.....................................          0.05(a)    0.04(a)    0.03     0.01     0.01
  Less:
    Distributions from Net Investment Income................          0.05       0.04       0.03     0.01     0.01
    Distributions from Net Realized Gain....................            --         --         --       --      -0-(b)
                                                                     -----      -----      -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD..........................         $1.00      $1.00      $1.00    $1.00    $1.00
                                                                     =====      =====      =====    =====    =====

Total Return *..............................................         4.71%      4.42%      2.68%    0.80%    0.57%
Net Assets at End of the Period (In millions)...............         $14.9      $14.6      $20.7    $24.6    $30.3
Ratio of Expenses to Average Net Assets *...................         0.68%      0.70%      0.62%    0.60%    0.60%
Ratio of Net Investment Income to Average Net Assets *......         4.62%      4.27%      2.62%    0.76%    0.58%
*If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................           N/A        N/A      0.65%    0.71%    0.69%
Ratio of Net Investment Income to Average Net Assets........           N/A        N/A      2.59%    0.65%    0.49%


N/A = Not Applicable

(a) Based on average shares outstanding.


(b) Amount is less than $0.01 per share.


Van Kampen Life Investment Trust Money Market Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT TRUST --

MONEY MARKET PORTFOLIO

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Life Investment Trust Money Market Portfolio



  A Statement of Additional Information, which contains more details about the Trust and the Money Market Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Portfolio's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Money Market Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  April 30, 2008


  CLASS I SHARES

  The Trust's Investment Company Act File No. is 811-4424.

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                             LIT PRO MM I 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust

                                         Mid Cap Growth Portfolio

                                         ---------------------------------------

                                         This Prospectus is dated
                                         April 30, 2008


                                         CLASS II SHARES


                                        The Mid Cap Growth Portfolio's
                                        (formerly Aggressive Growth Portfolio)
                                        investment objective is to seek
                                        capital growth. The Portfolio's
                                        investment adviser seeks to achieve
                                        the Portfolio's investment objective
                                        by investing primarily in common
                                        stocks and other equity securities of
                                        medium-sized growth companies.


                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust   General Information......   6
Investment Objective, Principal Investment   Strategies and
Risks.......................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  16
Financial Highlights........................................  17


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies. Other equity securities include preferred stocks, convertible securities and rights and warrants to purchase common stock. The Portfolio's investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Portfolio's investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Portfolio's investment adviser generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria.


The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments will vary and at times may be lower or higher than that of other types of investments.



RISKS OF MEDIUM-SIZED COMPANIES. The Portfolio invests primarily in medium-sized companies which often are newer or less established companies than larger-sized companies. Investments in medium-sized companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of medium-sized companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Portfolio could have greater difficulty selling such securities at the time and price that the Portfolio would like.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the

                       Van Kampen Life Investment Trust Mid Cap Growth Portfolio overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing in common stocks and other equity securities of medium-sized companies


An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the seven calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -38.26
2002                                                                            -32.52
2003                                                                             38.69
2004                                                                             14.89
2005                                                                             11.11
2006                                                                              4.92
2007                                                                             17.60


The Portfolio's return for the three-month period ended March 31, 2008 for Class II Shares was -11.91%. As a result of market activity, current performance may vary from the figures shown.



During the seven-year period shown in the bar chart, the highest quarterly return for Class II Shares was 18.63% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class II Shares was -27.87% (for the quarter ended March 31, 2001).



Van Kampen Life Investment Trust Mid Cap Growth Portfolio

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell Midcap(R) Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


Average annual total returns are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED
    DECEMBER 31,           PAST         PAST            SINCE
    2007                  1 YEAR       5 YEARS       INCEPTION(1)
----------------------------------------------------------------------
    Van Kampen
    Mid Cap
    Growth
    Portfolio --
    Class II Shares       17.60%       16.92%           -5.19%
.......................................................................
    Russell
    Midcap(R) Growth
    Index*                11.43%       17.90%           -0.02%
.......................................................................


Return information is provided since: (1) 9/25/00.


* The Russell Midcap(R) Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe and includes those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index is a subset of the Russell 1000(R) Index and includes approximately 800 of the smallest securities in the Russell 1000(R) Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.


Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees(1)                                0.75%
............................................................
Distribution and/or service (12b-1) fees(2)       0.25%
............................................................
Other expenses(1)                                 0.39%
............................................................
Total annual portfolio operating expenses(1)      1.39%
............................................................



(1) The Portfolio's investment adviser is currently waiving or reimbursing all or a portion of the Portfolio's management fees and/or other expenses such that the actual total portfolio operating expenses were 1.26% for Class II Shares for the fiscal year ended December 31, 2007. The fee waivers or expense reimbursements can be terminated at any time.


(2) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $142      $440       $761       $1,669
....................................................................



                       Van Kampen Life Investment Trust Mid Cap Growth Portfolio

The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life Investment Trust General Information

 -------------------------------------------------------------------------------


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Mid Cap Growth Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.


Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Portfolio's investment objective. The Portfolio's investment objective may be changed by the Portfolio's Board of Trustees without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of medium-sized companies that the Portfolio's investment adviser believes have long-term growth potential. The investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The investment adviser generally considers selling an investment when it determines that the holding no longer satisfies its investment criteria.



Under normal market conditions, the Portfolio invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees without shareholder approval, but no change is anticipated; if the Portfolio's policy in the foregoing sentence changes, the Portfolio



Van Kampen Life Investment Trust Mid Cap Growth Portfolio will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes. Under current market conditions, the Portfolio's investment adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap(R) Index (which consists of companies in the capitalization range of up to $50 billion as of February 29,
2008). The Portfolio may also invest in common stocks and other equity securities of small- and large-sized companies.



The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stock, convertible securities, rights or warrants to purchase equity securities and debt securities.



COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Portfolio also may invest in debt securities of various maturities considered investment grade at the time of investment. A subsequent reduction in rating does not require the Portfolio to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Portfolio's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to


                       Van Kampen Life Investment Trust Mid Cap Growth Portfolio fluctuate more in response to changes in interest rates than shorter-term debt securities.

REITS. The Portfolio may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.


Van Kampen Life Investment Trust Mid Cap Growth Portfolio

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Portfolio's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Portfolio's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio's investment objective and applicable regulatory requirements.



A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.



The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.



                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may purchase and sell securities on a when-issued and delayed delivery basis. The Portfolio accrues no income on such securities until the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller to consummate


                       Van Kampen Life Investment Trust Mid Cap Growth Portfolio the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. The Portfolio will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Portfolio's investment objective and policies and not for the purpose of investment leverage.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................

Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.75% (before voluntary fee


Van Kampen Life Investment Trust Mid Cap Growth Portfolio waivers; 0.62% after voluntary fee waivers) of the Portfolio's average daily net assets for the fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Growth team. The Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Adviser.



Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio in September 2007. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993 and began managing the Portfolio in September 2007. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in September 2007. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000 and began managing the Portfolio in September 2007. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in September 2007.



Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the Portfolio.



The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.



The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers one class of shares designated as Class II Shares.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any


                       Van Kampen Life Investment Trust Mid Cap Growth Portfolio disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.


                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.


Van Kampen Life Investment Trust Mid Cap Growth Portfolio

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage


                       Van Kampen Life Investment Trust Mid Cap Growth Portfolio of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.



Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.


If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account


Van Kampen Life Investment Trust Mid Cap Growth Portfolio would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.


                       Van Kampen Life Investment Trust Mid Cap Growth Portfolio

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.


Van Kampen Life Investment Trust Mid Cap Growth Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                              YEAR ENDED DECEMBER 31,
MID CAP GROWTH PORTFOLIO -- CLASS II SHARES                    2007         2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................      $  5.24      $ 5.40      $ 4.86      $ 4.23      $ 3.05
                                                              -------      ------      ------      ------      ------
  Net Investment Loss (a)...............................        (0.02)      (0.03)      (0.03)      (0.03)      (0.03)
  Net Realized and Unrealized Gain......................         0.88        0.31        0.57        0.66        1.21
                                                              -------      ------      ------      ------      ------
Total from Investment Operations........................         0.86        0.28        0.54        0.63        1.18
Less Distributions from Net Realized Gain...............         0.38        0.44         -0-         -0-         -0-
                                                              -------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD......................      $  5.72      $ 5.24      $ 5.40      $ 4.86      $ 4.23
                                                              =======      ======      ======      ======      ======

Total Return * (b)......................................       17.60%       4.92%      11.11%      14.89%      38.69%
Net Assets at End of the Period (In millions)...........      $  43.3      $ 42.5      $ 44.1      $ 38.8      $  7.9
Ratio of Expenses to Average Net Assets *...............        1.26%       1.26%       1.26%       1.25%       1.26%
Ratio of Net Investment Loss to Average Net Assets *....       (0.37%)     (0.61%)     (0.59%)     (0.65%)     (0.79%)
Portfolio Turnover......................................         201%        154%        157%        152%        182%

 * If certain expenses had not been voluntarily assumed by the Adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.................        1.39%       1.45%       1.55%       1.63%       4.31%
Ratio of Net Investment Loss to Average Net Assets......       (0.51%)     (0.80%)     (0.88%)     (1.03%)     (3.84%)


(a) Based on average shares outstanding.

(b) These returns include combined 12b-1 fees and service fees of up to .25%.


                       Van Kampen Life Investment Trust Mid Cap Growth Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT TRUST --


MID CAP GROWTH PORTFOLIO


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment Trust --

Mid Cap Growth Portfolio


Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust --

Mid Cap Growth Portfolio


Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Life Investment Trust Mid Cap Growth Portfolio





  A Statement of Additional Information, which contains more details about the Trust and the Mid Cap Growth Portfolio, is incorporated by reference in its entirety into this Prospectus.


  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.



  Information about the Trust and the Mid Cap Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 30, 2008


  CLASS II SHARES

  The Trust's Investment Company Act File No. is 811-4424.

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                            LIT PRO AG II 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust Comstock
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 30, 2008


                                         CLASS II SHARES

                                        The Comstock Portfolio's investment
                                        objective is to seek capital growth
                                        and income through investments in
                                        equity securities, including common
                                        stocks, preferred stocks and
                                        securities convertible into common and
                                        preferred stocks.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS SHINE LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  16
Financial Highlights........................................  17


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by the Portfolio's investment adviser to possess the potential for capital growth and income. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital growth and income potential for such securities materially change. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger companies. The ability of the Portfolio's investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party

                             Van Kampen Life Investment Trust Comstock Portfolio
to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital growth and income over the long-term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a value style of investing in equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the seven calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             -2.80
2002                                                                            -19.43
2003                                                                             30.77
2004                                                                             17.43
2005                                                                              4.11
2006                                                                             16.04
2007                                                                             -2.33


The Portfolio's return for the three-month period ended March 31, 2008 for Class II Shares was -8.86%. As a result of market activity, current performance may vary from the figures shown.



During the seven-year period shown in the bar chart, the highest quarterly return for Class II Shares was 17.87% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class II Shares was -19.09% (for the quarter ended September 30, 2002).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with two broad-based market indices that the Portfolio's investment adviser believes are appropriate benchmarks for the Portfolio: the Russell 1000(R) Value Index* and the Standard & Poor's 500(R) Index**. The Portfolio's performance figures do

Van Kampen Life Investment Trust Comstock Portfolio not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

Average annual total returns are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS FOR THE
    PERIODS ENDED           PAST     PAST        SINCE
    DECEMBER 31, 2007      1 YEAR   5 YEARS   INCEPTION(1)
--------------------------------------------------------------
    Van Kampen Comstock
    Portfolio--
    Class II Shares        -2.33%   12.62%       7.21%
...............................................................
    Russell 1000(R) Value
    Index*                 -0.17%   14.63%       7.28%
...............................................................
    Standard & Poor's
    500(R) Index**          5.49%   12.83%       1.95%
...............................................................



(1) Return information is provided since: 9/18/00.



  * The Russell 1000(R) Value Index measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000(R) Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000(R) Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.


 ** The Standard & Poor's 500(R) Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation.

Fees and Expenses
of the Portfolio
 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees                                   0.56%
............................................................
Distribution and/or service (12b-1) fees(1)       0.25%
............................................................
Other expenses                                    0.03%
............................................................
Total annual portfolio operating expenses         0.84%
............................................................


(1) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $86       $268       $466       $1,037
....................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

                             Van Kampen Life Investment Trust Comstock Portfolio

Van Kampen
Life Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Comstock Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in equity securities, consisting principally of common stocks. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated; if the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies. The Portfolio's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk

Van Kampen Life Investment Trust Comstock Portfolio than that assumed through investment in the securities of larger-sized companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


The Portfolio invests principally in common stocks, and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks.


COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

REITS. The Portfolio may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs' value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market.

                             Van Kampen Life Investment Trust Comstock Portfolio

REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Van Kampen Life Investment Trust Comstock Portfolio

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Portfolio's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Portfolio's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio's investment objective and applicable regulatory requirements.



A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.



The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity. High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements (collectively, "temporary investments"). Investment grade corporate debt securities include securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or unrated securities judged by the investment adviser to be of comparable quality. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of such debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term securities. Securities rated Baa by Moody's or BBB by S&P are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic

                             Van Kampen Life Investment Trust Comstock Portfolio
conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
---------------------------------------------
    First $500 million           0.60%
..............................................
    Over $500 million            0.55%
..............................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.56% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen

Van Kampen Life Investment Trust Comstock Portfolio

Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Multi-Cap Value team. The Multi-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt, each a Managing Director of the Adviser, James N. Warwick, an Executive Director of the Adviser, and Devin E. Armstrong, a Vice President of the Adviser .



Mr. Baker has been associated with the Adviser in an investment management capacity since 1991 and began managing the Portfolio in 1999. Mr. Leder has been associated with the Adviser in an investment management capacity since 1995 and began managing the Portfolio in 1999. Mr. Holt has been associated with the Adviser in an investment management capacity since 1999 and began managing the Portfolio in 1999. Mr. Warwick has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in July 2007. Mr. Armstrong has been associated with the Adviser in a research capacity since August 2004 and began managing the Portfolio in July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School.



Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Warwick and Armstrong are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Portfolio and Mr. Baker is responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund

                             Van Kampen Life Investment Trust Comstock Portfolio
the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.


                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to

Van Kampen Life Investment Trust Comstock Portfolio such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions of
Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking

                             Van Kampen Life Investment Trust Comstock Portfolio
to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.



Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.


If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any

Van Kampen Life Investment Trust Comstock Portfolio segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code
Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to

                             Van Kampen Life Investment Trust Comstock Portfolio
assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Comstock Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                         YEAR ENDED DECEMBER 31,
COMSTOCK PORTFOLIO -- CLASS II SHARES                  2007          2006          2005          2004         2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....         $ 14.70      $  13.65      $  13.69      $  11.75      $  9.07
                                                      -------      --------      --------      --------      -------
  Net Investment Income......................            0.26(a)       0.26(a)       0.23(a)       0.13         0.10
  Net Realized and Unrealized Gain/Loss......           (0.59)         1.81          0.31          1.90         2.66
                                                      -------      --------      --------      --------      -------
Total from Investment Operations.............           (0.33)         2.07          0.54          2.03         2.76
                                                      -------      --------      --------      --------      -------
Less:
  Distributions from Net Investment Income...            0.24          0.18          0.13          0.09         0.08
  Distributions from Net Realized Gain.......            0.33          0.84          0.45           -0-          -0-
                                                      -------      --------      --------      --------      -------
Total Distributions..........................            0.57          1.02          0.58          0.09         0.08
                                                      -------      --------      --------      --------      -------
NET ASSET VALUE, END OF THE PERIOD...........         $ 13.80      $  14.70      $  13.65      $  13.69      $ 11.75
                                                      =======      ========      ========      ========      =======

Total Return (b).............................          -2.33%        16.04%         4.11%        17.43%       30.77%
Net Assets at End of the Period (In
  millions)..................................         $3,521.5     $3,440.8      $2,421.4      $1,389.1      $ 675.2
Ratio of Expenses to Average Net Assets
  (c)........................................           0.84%         0.84%         0.84%         0.86%        0.90%
Ratio of Net Investment Income to Average Net
  Assets.....................................           1.78%         1.91%         1.76%         1.47%        1.40%
Portfolio Turnover...........................             25%           27%           28%           31%          37%


(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2005.

                             Van Kampen Life Investment Trust Comstock Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations
    800-341-2929



VAN KAMPEN LIFE INVESTMENT TRUST -- COMSTOCK PORTFOLIO

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment
Trust -- Comstock Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment
Trust -- Comstock Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Life Investment Trust Comstock Portfolio

  A Statement of Additional Information, which contains more details about the Trust and the Comstock Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Portfolio's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Comstock Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  April 30, 2008


  CLASS II SHARES

  The Trust's Investment Company Act File No. is 811-4424.

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                            LIT PRO CM II 4/08

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen

                                         Life Investment Trust Capital Growth
                                         Portfolio

                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 30, 2008


                                         CLASS II SHARES


                                        The Capital Growth Portfolio's
                                        (formerly Strategic Growth Portfolio)
                                        investment objective is to seek
                                        capital appreciation. The Portfolio's
                                        investment adviser seeks to achieve
                                        the Portfolio's investment objective
                                        by investing primarily in a portfolio
                                        of common stocks that the Portfolio's
                                        investment adviser believes have
                                        above-average potential for capital
                                        growth.


                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  15
Financial Highlights........................................  16


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in a portfolio of growth-oriented companies. The Portfolio's investment adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Portfolio's investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Portfolio's investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. Such companies may be of any size, including larger, more established companies or smaller, developing companies. The Portfolio's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of smaller or unseasoned companies (in which the Portfolio may invest) often fluctuate more and may fall more than the stock prices of larger, more established companies. Historically, smaller- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks. The Portfolio may from time to time emphasize certain sectors of the market. To the extent the Portfolio invests a significant portion of its assets in securities of companies in the same sector of the market, the Portfolio is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.


FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.


RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in

                       Van Kampen Life Investment Trust Capital Growth Portfolio

REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio


- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing primarily in common stocks


An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the seven calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             Annual Return
2001                                                                                -31.66
2002                                                                                -32.65
2003                                                                                 27.03
2004                                                                                  6.78
2005                                                                                  7.64
2006                                                                                  2.62
2007                                                                                 16.64


The Portfolio's return for the three-month period ended March 31, 2008 for Class II Shares was -11.74%. As a result of market activity, current performance may vary from the figures shown.



During the seven-year period shown in the bar chart, the highest quarterly return for Class II Shares was 12.69% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class II Shares was -23.09% (for the quarter ended March 31, 2001).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000(R) Growth Index*, a broad-based market index that the Portfolio's


Van Kampen Life Investment Trust Capital Growth Portfolio investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


Average annual total returns are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS FOR
    THE PERIODS ENDED         PAST       PAST       SINCE(1)
    DECEMBER 31, 2007        1 YEAR     5 YEARS     INCEPTION
-----------------------------------------------------------------
    Van Kampen Capital
    Growth
    Portfolio--Class II
    Shares                   16.64%       11.81%      -6.27%
..................................................................
    Russell 1000(R)
    Growth Index*            11.81%       12.11%      -3.23%
..................................................................



Return information is provided since: (1) 9/18/00.



* The Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe and includes those Russell 1000(R) Index companies with higher price-to-book ratios and higher expected growth values. The Russell 1000(R) Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.


Fees and Expenses
of the Portfolio
 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees                                   0.70%
............................................................
Distribution and/or service (12b-1) fees(1)       0.25%
............................................................
Other expenses                                    0.10%
............................................................
Total annual portfolio operating expenses         1.05%
............................................................


(1) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $107      $334       $579       $1,283
....................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.


                       Van Kampen Life Investment Trust Capital Growth Portfolio

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------


Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Capital Growth Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.


Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation. Any ordinary income received from securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of securities consisting primarily of common stocks that the Portfolio's investment adviser believes have above-average potential for capital growth. The Portfolio's investment adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Portfolio's investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Portfolio's investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. Investments in growth-oriented equity securities may have above-average volatility of price movement. Because prices of equity securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk by adhering to a disciplined program of intensive research, careful security selection and the continual monitoring of the Portfolio's investments.



The Portfolio generally follows a flexible investment program seeking attractive growth opportunities on an individual company basis. Fundamental research drives the investment process. The Portfolio's investment adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Portfolio's investment adviser continually and rigorously studies company developments including business strategy and financial results. Valuation is viewed in the



Van Kampen Life Investment Trust Capital Growth Portfolio context of prospects for substantial earnings and cash flow growth.



The Portfolio's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

The Portfolio invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase equity securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REITS. The Portfolio may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected


                       Van Kampen Life Investment Trust Capital Growth Portfolio by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to


Van Kampen Life Investment Trust Capital Growth Portfolio distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Portfolio's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Portfolio's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio's investment objective and applicable regulatory requirements.



A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.



The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.



                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy,


                       Van Kampen Life Investment Trust Capital Growth Portfolio the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.70%
...................................................
    Next $500 million            0.65%
...................................................
    Over $1 billion              0.60%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.70% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report



Van Kampen Life Investment Trust Capital Growth Portfolio issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Growth team. The Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton and Jason C. Yeung, each an Executive Director of the Adviser.



Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998 and began managing the Portfolio in September 2007. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993 and began managing the Portfolio in September 2007. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in September 2007. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000 and began managing the Portfolio in September 2007. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in September 2007.



Mr. Lynch is the lead manager of the Portfolio and Messrs. Cohen, Chainani, Norton and Yeung are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the Portfolio.



The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.



The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of


                       Van Kampen Life Investment Trust Capital Growth Portfolio shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.


                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a


Van Kampen Life Investment Trust Capital Growth Portfolio particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases and Redemptions of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.


Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The


                       Van Kampen Life Investment Trust Capital Growth Portfolio ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.


If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also


Van Kampen Life Investment Trust Capital Growth Portfolio provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.


                       Van Kampen Life Investment Trust Capital Growth Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                            YEAR ENDED DECEMBER 31,
CAPITAL GROWTH PORTFOLIO -- CLASS II SHARES                 2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............       $28.54       $27.81       $25.84       $24.20       $19.05
                                                           ------       ------       ------       ------       ------
  Net Investment Income/Loss(a).....................         0.03        (0.02)       (0.03)         -0-(c)     (0.11)
  Net Realized and Unrealized Gain..................         4.72         0.75         2.00         1.64         5.26
                                                           ------       ------       ------       ------       ------
Total from Investment Operations....................         4.75         0.73         1.97         1.64         5.15
Less Distributions from Net Investment Income.......          -0-          -0-          -0-          -0-          -0-
                                                           ------       ------       ------       ------       ------
NET ASSET VALUE, END OF THE PERIOD..................       $33.29       $28.54       $27.81       $25.84       $24.20
                                                           ======       ======       ======       ======       ======

Total Return(b).....................................       16.64%        2.62%        7.64%        6.78%       27.03%
Net Assets at End of the Period (In millions).......       $261.2       $257.4       $268.1       $257.6       $219.1
Ratio of Expenses to Average Net Assets.............        1.05%        1.03%        1.02%        1.02%        1.02%
Ratio of Net Investment Income/Loss to Average Net
  Assets............................................        0.11%       (0.09%)      (0.12%)       0.02%       (0.52%)
Portfolio Turnover..................................         177%         128%          98%         174%         170%



(a) Based on average shares outstanding.


(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.


(c) Amount is less than $0.01 per share.



Van Kampen Life Investment Trust Capital Growth Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT TRUST --
CAPITAL GROWTH PORTFOLIO


522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286


Attn: Van Kampen Life Investment Trust --
Capital Growth Portfolio


Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

Attn: Van Kampen Life Investment Trust --
Capital Growth Portfolio


Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Life Investment Trust Capital Growth Portfolio


  A Statement of Additional Information, which contains more details about the Trust and the Capital Growth Portfolio, is incorporated by reference in its entirety into this Prospectus.


  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Portfolio's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.



  Information about the Trust and the Capital Growth Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  This Prospectus is dated

  April 30, 2008


  CLASS II SHARES

  The Trust's Investment Company Act File No. is 811-4424.

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                            LIT PRO EM II 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust Enterprise
                                         Portfolio
                                         ---------------------------------------

                                         This Prospectus is dated
                                         April 30, 2008


                                         CLASS II SHARES

                                        The Enterprise Portfolio's investment
                                        objective is to seek capital
                                        appreciation through investments in
                                        securities believed by the Portfolio's
                                        investment adviser to have above
                                        average potential for capital
                                        appreciation.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  16
Financial Highlights........................................  17


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing principally in common stocks which are believed by the Portfolio's investment adviser to have above-average potential for capital appreciation. The Portfolio invests primarily in common stocks of growth companies focusing on securities believed to offer a combination of strong business fundamentals at an attractive valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the capital appreciation potential of such securities materially change.

The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions) for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The Portfolio emphasizes a growth style of investing. The market values of growth common stocks may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Portfolio may invest) may be more volatile and may fall more than stock prices of larger companies.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party

                           Van Kampen Life Investment Trust Enterprise Portfolio
to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek capital appreciation over the long-term

- Do not seek current income from their investment

- Can withstand substantial volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that emphasizes a growth style of investing in common stocks

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the seven calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                            -20.60
2002                                                                            -29.58
2003                                                                             25.68
2004                                                                              3.79
2005                                                                              7.88
2006                                                                              6.77
2007                                                                             12.46


The Portfolio's return for the three-month period ended March 31, 2008 for Class II Shares was -13.11%. As a result of market activity, current performance may vary from the figures shown.



During the seven-year period shown in the bar chart, the highest quarterly return for Class II Shares was 15.16% (for the quarter ended December 31, 2001) and the lowest quarterly return for Class II Shares was -20.98% (for the quarter ended March 31, 2001).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000(R) Growth Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

Van Kampen Life Investment Trust Enterprise Portfolio

Average annual total returns are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED        PAST       PAST        SINCE
    DECEMBER 31, 2007   1 YEAR    5 YEARS    INCEPTION(1)
-------------------------------------------------------------
    Van Kampen
    Enterprise
    Portfolio --
    Class II Shares     12.46%     11.06%       -3.75%
..............................................................
    Russell 1000(R)
    Growth Index*       11.81%     12.11%       -3.70%
..............................................................


Return information is provided since: (1) 7/24/00.


* The Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe and includes those Russell 1000(R) Index companies with higher price-to-book ratios and higher expected growth values. The Russell 1000(R) Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.


Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees(1)                                0.50%
............................................................
Distribution and/or service (12b-1) fees(2)       0.25%
............................................................
Other expenses(1)                                 0.17%
............................................................
Total annual portfolio operating expenses(1)      0.92%
............................................................



(1) The Portfolio's investment adviser is currently voluntarily waiving or reimbursing all or a portion of the Portfolio's management fees or other expenses such that the actual total annual portfolio operating expenses paid for the Portfolio's fiscal year ended December 31, 2007 were 0.85%. The fee waivers or expense reimbursements can be terminated at any time.


(2) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $94       $293       $509       $1,131
....................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Enterprise Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

                           Van Kampen Life Investment Trust Enterprise Portfolio

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation. Any income received on securities owned by the Portfolio is entirely incidental to the Portfolio's investment objective. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing principally in common stocks that it believes have above-average potential for capital appreciation. The Portfolio's investment adviser will seek to identify companies with unusually attractive growth opportunities at reasonable valuations. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary. In an effort to reduce the overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries.

The Portfolio will invest primarily in common stocks of companies that the Portfolio's investment adviser considers to be growth companies, including companies with new products, services or processes. Growth companies generally include those companies with established records of growth in sales or earnings that the Portfolio's investment adviser believes are in or are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Portfolio's investments in growth stocks will vary and at times may be lower or higher than that of other types of stock funds. The market value of growth stocks may be more volatile than other types of investments. The investment adviser will consider a stock attractive when the investment adviser believes that earnings growth expectations are not appropriately reflected in the current stock price or when a growth stock trades at a valuation below what the investment adviser considers to be its intrinsic value. The Portfolio's investment adviser seeks to identify industries and companies with superior fundamentals by evaluating, among other things, valuation, future earnings prospects and recent stock price momentum through the use of the investment adviser's proprietary computer models. The investment adviser further seeks to validate the relative attractiveness of stocks with research conducted by its team of analysts and portfolio managers.

The Portfolio may invest in companies that have projected earnings in excess of the average for their sector or industry as a result of, among other things, revenue growth from new product innovation, margin improvements from new operational efficiencies and/or cost reductions from new technology. The Portfolio may also invest in companies within the growth

Van Kampen Life Investment Trust Enterprise Portfolio universe that trade below what the investment adviser considers to be their long-term intrinsic value where a catalyst has been identified to dispel short-term concerns or reverse declining earnings. In each case, the Portfolio's investment adviser believes such companies have prospects that are favorable for above-average capital appreciation.

The Portfolio generally invests in equity securities of large companies. However, the Portfolio may invest in companies in any market capitalization range, provided the Portfolio's investment adviser believes the investment is consistent with the Portfolio's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in the securities of larger sized companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.


The Portfolio invests principally in common stocks, and also may invest in preferred stocks, convertible securities and warrants.


COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.

REITS. The Portfolio may invest up to 10% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of

                           Van Kampen Life Investment Trust Enterprise Portfolio
real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

              RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 10% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur

Van Kampen Life Investment Trust Enterprise Portfolio costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


                             STRATEGIC TRANSACTIONS



The Portfolio may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Portfolio's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Portfolio's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio's investment objective and applicable regulatory requirements.



A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.



The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.



                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 5% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and in investment grade corporate debt securities to provide liquidity. Investment grade short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements (collectively, "temporary investments"). Investment grade corporate debt securities include securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The

                           Van Kampen Life Investment Trust Enterprise Portfolio
market prices of such debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term securities. Securities rated Baa by Moody's or BBB by S&P are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.


Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.50% (before voluntary fee waivers; 0.43% after voluntary fee waivers) of the Portfolio's average daily net assets for the fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given


Van Kampen Life Investment Trust Enterprise Portfolio calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Systematic Strategies team. The Systematic Strategies team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Sandip Bhagat and Feng Chang, each a Managing Director of the Adviser, and Hooman Yaghoobi, an Executive Director of the Adviser.



Mr. Bhagat has been associated with the Adviser in an investment management capacity since July 2004 and began managing the Portfolio in November 2004. Prior to July 2004, Mr. Bhagat was President and Chief Investment Officer of Travelers Investment Management Company, a subsidiary of Citigroup. Mr. Chang has been associated with the Adviser in an investment management capacity since August 2004 and began managing the Portfolio in November 2004. Prior to August 2004, Mr. Chang was the Head of Research at Citigroup. Mr. Yaghoobi has been associated with the Adviser in an investment management capacity since 1995 and began managing the Portfolio in November 2004.



Messrs. Bhagat and Chang are the lead portfolio managers of the Portfolio. Mr. Yaghoobi is a co-portfolio manager of the Portfolio. Members of the team collaborate to manage the assets of the Portfolio. Messrs. Bhagat and Chang are responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding

                           Van Kampen Life Investment Trust Enterprise Portfolio
the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.


                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than

Van Kampen Life Investment Trust Enterprise Portfolio once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio

                           Van Kampen Life Investment Trust Enterprise Portfolio
shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.



Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.


If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax

Van Kampen Life Investment Trust Enterprise Portfolio treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated

                           Van Kampen Life Investment Trust Enterprise Portfolio
investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Enterprise Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                              YEAR ENDED DECEMBER 31,
ENTERPRISE PORTFOLIO -- CLASS II SHARES                         2007        2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................      $15.57      $14.60      $13.60      $13.12      $10.47
                                                               ------      ------      ------      ------      ------
  Net Investment Income..................................        0.09(a)     0.02(a)     0.02        0.06        0.02
  Net Realized and Unrealized Gain.......................        1.84        0.98        1.04        0.44        2.66
                                                               ------      ------      ------      ------      ------
Total from Investment Operations.........................        1.93        1.00        1.06        0.50        2.68
Less Distributions from Net Investment Income............        0.03        0.03        0.06        0.02        0.03
                                                               ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD.......................      $17.47      $15.57      $14.60      $13.60      $13.12
                                                               ======      ======      ======      ======      ======

Total Return* (b)........................................      12.46%       6.77%       7.88%       3.79%      25.68%
Net Assets at End of the Period (In millions)............      $ 20.2      $ 20.6      $ 20.9      $ 20.3      $ 17.5
Ratio of Expenses to Average Net Assets*.................       0.85%       0.85%       0.85%       0.85%       0.85%
Ratio of Net Investment Income to Average
  Net Assets*............................................       0.50%       0.14%       0.16%       0.46%       0.17%
Portfolio Turnover.......................................         52%        110%         43%        155%        145%
 * If certain expenses had not been voluntarily assumed
   by the Adviser, total return would have been lower and
   the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..................       0.92%       0.93%       0.93%       0.88%       0.89%
Ratio of Net Investment Income to Average Net Assets.....       0.43%       0.06%       0.08%       0.43%       0.13%


(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                           Van Kampen Life Investment Trust Enterprise Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS

   - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT TRUST --
ENTERPRISE PORTFOLIO

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment Trust --
Enterprise Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust --
Enterprise Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Enterprise Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Enterprise Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Enterprise Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  April 30, 2008


  CLASS II SHARES

  The Trust's Investment Company Act File No. is 811-4424.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                            LIT PRO EN II 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust Government
                                         Portfolio
                                         ---------------------------------------

                                         This Prospectus is dated
                                         April 30, 2008


                                         CLASS II SHARES

                                        The Government Portfolio's investment
                                        objective is to seek to provide
                                        investors with high current return
                                        consistent with preservation of
                                        capital. The Portfolio's investment
                                        adviser seeks to achieve the
                                        Portfolio's investment objective by
                                        investing primarily in debt securities
                                        issued or guaranteed by the U.S.
                                        government, its agencies or
                                        instrumentalities, including
                                        mortgage-related securities issued or
                                        guaranteed by agencies or
                                        instrumentalities of the U.S.
                                        government.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   6
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment Strategies and
Risks.......................................................   7
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  16
Frequent Purchases and Redemptions of Portfolio Shares......  16
Dividends, Distributions and Taxes..........................  17
Disclosure of Portfolio Holdings............................  18
Financial Highlights........................................  19


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. The Portfolio's investment adviser purchases and sells securities for the Portfolio with a view toward seeking a high level of current income based on the analysis and expectations of the Portfolio's investment adviser regarding interest rates and yield spreads between types of securities. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, forward contracts and interest rate swaps or other interest rate-related transactions (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks. The Portfolio may purchase and sell securities on a when-issued or delayed delivery basis.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. This means that the Portfolio generally is subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities. (See "Investment Objective, Principal Investment Strategies and Risks" for an explanation of maturities and durations.) The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).


Market risk is often greater among certain types of debt securities, such as zero coupon bonds, which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore may subject the Portfolio to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio's outstanding commitments for these securities, the greater the Portfolio's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests primarily in U.S. government securities.

INCOME RISK. The income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable,

                           Van Kampen Life Investment Trust Government Portfolio
variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio's income and distributions to shareholders.

The Portfolio may invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

EXTENSION RISK. The prices of debt securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, forward contracts and interest rate swaps or other interest-rate related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek high current return consistent with preservation of capital

- Wish to add to their investment holdings a portfolio that invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the seven calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.


Van Kampen Life Investment Trust Government Portfolio

Remember that past performance of the Portfolio is not indicative of its future performance.

(BAR GRAPH)

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             6.73
2002                                                                             9.33
2003                                                                             1.49
2004                                                                             3.90
2005                                                                             3.28
2006                                                                             3.11
2007                                                                             7.02


The Portfolio's return for the three-month period ended March 31, 2008 for Class II Shares was 0.20%. As a result of market activity, current performance may vary from the figures shown.



During the seven-year period shown in the bar chart, the highest quarterly return for Class II Shares was 5.01% (for the quarter ended September 30, 2001) and the lowest quarterly return for Class II Shares was -1.51% (for the quarter ended June 30, 2004).


                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Lehman Brothers U.S. Government/Mortgage Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.


Average annual total returns are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED       PAST     PAST        SINCE
    DECEMBER 31, 2007  1 YEAR   5 YEARS   INCEPTION(1)
------------------------------------------------------
    Van Kampen
    Government
    Portfolio --
    Class II
    Shares             7.02%     3.74%       4.96%
............................................................
    Lehman Brothers
    U.S. Government/
    Mortgage Index*    7.72%     4.28%       5.60%
............................................................


Return Information is provided since: (1) 12/15/00.

 * The Lehman Brothers U.S. Government/Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities.


The current yield for the thirty-day period ended December 31, 2007 is 4.14% for Class II Shares. Investors can obtain the current yield of the Portfolio by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.


                           Van Kampen Life Investment Trust Government Portfolio

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees(1)                                0.50%
............................................................
Distribution and/or service (12b-1) fees(2)       0.25%
............................................................
Other expenses(1)                                 0.12%
............................................................
Total annual portfolio operating expenses(1)      0.87%
............................................................



(1) The Portfolio's investment adviser is currently voluntarily waiving or reimbursing all or a portion of the Portfolio's management fees or other expenses such that the actual total annual portfolio operating expenses paid for the Portfolio's fiscal year ended December 31, 2007 were 0.85%. The fee waivers or expense reimbursements can be terminated at any time.


(2) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $89       $278       $482       $1,075
....................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Government Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Van Kampen Life Investment Trust Government Portfolio

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS


Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in such securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio's policy in the foregoing sentence may be changed by the Portfolio's Board of Trustees, but no change is anticipated. If the Portfolio's policy in the foregoing sentence changes, the Portfolio will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes.


The prices of debt securities generally vary inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the individual debt securities in which it may invest, the Portfolio's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of four to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment.

                           Van Kampen Life Investment Trust Government Portfolio

                                 UNDERSTANDING
                                   MATURITIES

   A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                  TERM       MATURITY LEVEL
---------------------------------------------------
             1-3 years       Short
....................................................
            4-10 years       Intermediate
....................................................
    More than 10 years       Long
....................................................

                                 UNDERSTANDING
                                    DURATION

   Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

The Portfolio may invest in mortgage-related or mortgage-backed securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

The Portfolio may purchase debt securities at a premium over the principal or face value to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected as a decrease to interest income and thus in the Portfolio's net asset value. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

To hedge against changes in interest rates, the Portfolio may purchase or sell options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions. By using such instruments, the Portfolio seeks to limit its exposure to adverse interest rate changes, but the Portfolio also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such instruments may result in a higher portfolio turnover rate than if the Portfolio had not purchased or sold such instruments. See "Strategic Transactions."

The Portfolio also may purchase or sell securities on a forward commitment basis. See "When-Issued and Delayed Delivery Securities" below.

The Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. government agencies or instrumentalities in the amounts necessary to permit the Accounts to meet certain diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), at the end of each quarter of the year (or within 30 days thereafter). See "Dividends, Distributions and Taxes."

                           U.S. GOVERNMENT SECURITIES

Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself. While securities purchased

Van Kampen Life Investment Trust Government Portfolio for the Portfolio may be issued or guaranteed by the U.S. government, the shares issued by the Portfolio to investors are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.


Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are referred to in this Prospectus as "mortgage-related securities."



Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the U.S. government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.



The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Portfolio), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of most mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a borrower is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Portfolio, which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.


The Portfolio may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt obligations collateralized by a pool of mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by

                           Van Kampen Life Investment Trust Government Portfolio
agencies or instrumentalities of the U.S. government. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities generally are subject to market risk, prepayment risk and extension risk like other mortgage-related securities. If the collateral securing a CMO or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government are treated by the Portfolio as U.S. government securities.


                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Portfolio's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps, inverse floating rate debt instruments and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Portfolio's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio's investment objectives and applicable regulatory requirements.



A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.



A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.



The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.


Van Kampen Life Investment Trust Government Portfolio

                       OTHER INVESTMENTS AND RISK FACTORS


Under normal market conditions, the Portfolio may invest up to 20% of its total assets in any combination of: (i) certain government-related securities, (ii) asset-backed securities, (iii) commercial paper and (iv) securities issued by foreign governments, their agencies or instrumentalities.

GOVERNMENT-RELATED SECURITIES. The Portfolio may invest in certain government-related securities, including privately issued mortgage-related securities and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government (including privately issued CMOs and REMICs) (collectively, "Private Pass-Throughs") and/or in privately issued certificates representing stripped U.S. government or mortgage-related securities.

The Portfolio may invest in Private Pass-Throughs only if such Private Pass-Throughs are rated at the time of purchase in the two highest investment grades (currently Aa or higher by Moody's Investors Service, Inc. ("Moody's"), AA or higher by Standard & Poor's ("S&P") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO")) or, if unrated, are considered by the Portfolio's investment adviser to be of comparable quality. The collateral underlying such Private Pass-Throughs may consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or other types of collateral such as cash or real estate.


The Portfolio may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Portfolio to be U.S. government securities. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities. See "Tax Status" in the Statement of Additional Information.



Stripped mortgage-related securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities. See "Tax Status -- Federal Income Taxation of the Portfolios" in the Statement of Additional Information. Such securities may involve greater risk than securities issued directly by the U.S. government, its agencies or instrumentalities.


Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for

                           Van Kampen Life Investment Trust Government Portfolio
purposes of the Portfolio's limitation on investments in illiquid securities. The Portfolio follows established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.

ASSET-BACKED SECURITIES. Asset-backed securities are similar to mortgage-related securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.


Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.


COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

The commercial paper in which the Portfolio may invest must be rated at the time of purchase in the highest investment grade (currently P1 by Moody's, A1 by S&P or an equivalent rating by another NRSRO).

SECURITIES ISSUED BY FOREIGN GOVERNMENTS. The Portfolio may invest in securities issued by foreign governments, their agencies or instrumentalities, including securities issued by emerging market countries. These securities must be rated at the time of purchase investment grade by Moody's, S&P or another NRSRO and may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Investments in securities issued by foreign governments, their agencies or instrumentalities present certain risks not ordinarily associated with investments in securities issued by issuers of the United States government, its agencies and instrumentalities. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Investments in securities issued by emerging market countries are subject to greater risks than investments in securities issued by developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Since the Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

Van Kampen Life Investment Trust Government Portfolio

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the Forward Commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction. Should the other party fail to complete the transaction, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

ILLIQUID SECURITIES. The Portfolio may invest up to 5% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

MORE INFORMATION. Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, yield differentials, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................

                           Van Kampen Life Investment Trust Government Portfolio

Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.50% (before voluntary fee waivers; 0.48% after voluntary fee waivers) of the Portfolio's average daily net assets for the Portfolio's fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Scott F. Richard, a Managing Director of the Adviser, and Jaidip Singh, an Executive Director of the Adviser.



Mr. Richard has been associated with the Adviser in an investment management capacity since 1992 and began managing the Portfolio in 2003. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in 2003.


Messrs. Richard and Singh are the lead managers and are responsible for the execution of the overall strategy of the Portfolio.

The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

Van Kampen Life Investment Trust Government Portfolio

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.


                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance

                           Van Kampen Life Investment Trust Government Portfolio
company. Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash.


The Portfolio's Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.



Shares of the Portfolio are sold exclusively to certain insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.


If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and

Van Kampen Life Investment Trust Government Portfolio asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Interest from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested

                           Van Kampen Life Investment Trust Government Portfolio
in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Government Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                                YEAR ENDED DECEMBER 31,
GOVERNMENT PORTFOLIO -- CLASS II SHARES                            2007        2006        2005       2004       2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $ 9.30      $ 9.42      $ 9.48      $9.55      $9.82
                                                                  ------      ------      ------      -----      -----
  Net Investment Income (a).................................        0.43        0.42        0.33       0.28       0.25
  Net Realized and Unrealized Gain/Loss.....................        0.20       (0.14)      (0.03)      0.09      (0.11)
                                                                  ------      ------      ------      -----      -----
Total from Investment Operations............................        0.63        0.28        0.30       0.37       0.14
  Less Distributions from Net Investment Income.............        0.42        0.40        0.36       0.44       0.41
                                                                  ------      ------      ------      -----      -----
NET ASSET VALUE, END OF THE PERIOD..........................      $ 9.51      $ 9.30      $ 9.42      $9.48      $9.55
                                                                  ======      ======      ======      =====      =====

Total Return (b)*...........................................       7.02%       3.11%       3.28%      3.90%      1.49%
Net Assets at End of the Period (In millions)...............      $223.4      $147.2      $108.4      $83.5      $70.6
Ratio of Expenses to Average Net Assets*....................       0.85%       0.85%       0.85%      0.85%      0.85%
Ratio of Net Investment Income to Average Net Assets*.......       4.63%       4.62%       3.52%      3.03%      2.65%
Portfolio Turnover..........................................        324%        242%        261%       409%       511%
* If certain expenses had not been voluntarily assumed by
  the Adviser, total return would have been lower and the
  ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................       0.87%       0.90%       0.89%      0.90%      0.88%
Ratio of Net Investment Income to Average Net Assets........       4.62%       4.57%       3.49%      2.98%      2.61%


(a) Based on average shares outstanding.


(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.


                           Van Kampen Life Investment Trust Government Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT TRUST--

GOVERNMENT PORTFOLIO

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment Trust--
Government Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust--
Government Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Life Investment Trust Government Portfolio



  A Statement of Additional Information, which contains more details about the Trust and the Government Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Government Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  April 30, 2008


  CLASS II SHARES

  The Trust's Investment Company Act File No. is 811-4424.

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                            LIT PRO GV II 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust
                                         Growth and Income
                                         Portfolio
                                         ---------------------------------------

                                         This Prospectus is dated
                                         April 30, 2008


                                         CLASS II Shares

                                        The Growth and Income Portfolio's
                                        investment objective is to seek
                                        long-term growth of capital and
                                        income. The Portfolio's investment
                                        adviser seeks to achieve the
                                        Portfolio's investment objective by
                                        investing primarily in
                                        income-producing equity securities,
                                        including common stocks and
                                        convertible securities (although
                                        investments are also made in
                                        non-convertible preferred stocks and
                                        debt securities).

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   5
Van Kampen Life Investment Trust General Information........   6
Investment Objective, Principal Investment
  Strategies and Risks......................................   6
Investment Advisory Services................................  10
Purchase of Shares..........................................  11
Redemption of Shares........................................  13
Frequent Purchases and Redemptions of Portfolio Shares......  13
Dividends, Distributions and Taxes..........................  14
Disclosure of Portfolio Holdings............................  16
Financial Highlights........................................  17


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities). In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. The Portfolio's investment adviser may focus on larger capitalization (or large cap) companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio's investment adviser of the growth and income potential for such securities materially change.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs"). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

Investors who need a more assured level of current income should be aware that the Portfolio's income will fluctuate and that seeking income is only a part of the Portfolio's overall investment objective. Similarly, investors who seek only long-term growth should be aware that the Portfolio seeks to generate income and that long-term growth of capital is only a part of the Portfolio's overall investment objective.

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of small- or medium-sized companies or newly-formed companies (in which the Portfolio may invest) often fluctuate more than stock prices of larger, more established companies. The ability of the Portfolio's equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not fluctuate in tandem with overall changes in the stock markets. The Portfolio's investments in fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The Portfolio's investments in convertible securities are affected by changes similar to those of equity and debt securities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

FOREIGN RISKS. Because the Portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to
                    Van Kampen Life Investment Trust Growth and Income Portfolio more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek growth of capital and income over the long-term

- Can withstand volatility in the value of their shares of the Portfolio

- Wish to add to their investment holdings a portfolio that invests primarily in income-producing equity securities

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the seven calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             -6.05
2002                                                                            -14.74
2003                                                                             27.68
2004                                                                             14.12
2005                                                                              9.72
2006                                                                             15.97
2007                                                                              2.52


The Portfolio's return for the three-month period ended March 31, 2008 for Class II Shares was -9.61%. As a result of market activity, current performance may vary from the figures shown.



During the seven-year period shown in the bar chart, the highest quarterly return for Class II Shares was 16.10% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class II Shares was -18.02% (for the quarter ended September 30, 2002).


Van Kampen Life Investment Trust Growth and Income Portfolio

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows how the Portfolio's performance compares with the Russell 1000(R) Value Index*, a broad-based market index that the Portfolio's investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



Average annual total returns are shown for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                   PAST     PAST        SINCE
    DECEMBER 31, 2007              1 YEAR   5 YEARS   INCEPTION(1)
------------------------------------------------------------------
    Van Kampen Growth and Income
    Portfolio -- Class II Shares    2.52%   13.71%       6.65%
.......................................................................
    Russell 1000(R) Value Index*   -0.17%   14.63%       7.28%
.......................................................................


Return information is provided since: (1) 9/18/00.


* The Russell 1000(R) Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000(R) Index securities with lower price-to-book ratios and lower expected growth values. The Russell 1000(R) Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership.


Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees                                   0.56%
............................................................
Distribution and/or service (12b-1) fees(1)       0.25%
............................................................
Other expenses                                    0.04%
............................................................
Total annual portfolio operating expenses         0.85%
............................................................


(1) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $87       $271       $471       $1,049
....................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Growth and Income Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated investment grade, which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information.

In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio's investment adviser may focus on larger capitalization companies that it believes possess characteristics for improved valuation. The Portfolio's investment adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. Although focusing on larger capitalization companies, the Portfolio may invest in securities of small- or medium-sized companies which often are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

The Portfolio may dispose of a security whenever, in the opinion of the Portfolio's investment adviser, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by

Van Kampen Life Investment Trust Growth and Income Portfolio individual securities and other circumstances bearing on the desirability of a given investment.

While the Portfolio invests primarily in income-producing equity securities, the Portfolio also may invest in non-convertible adjustable or fixed rate preferred stock and debt securities.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Up to 15% of the Portfolio's net assets may be invested in convertible securities that are below investment grade quality. Debt securities rated below investment grade are commonly known as junk bonds. Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Portfolio also may invest in debt securities of various maturities. The Portfolio invests only in debt securities rated investment grade at the time of investment, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. A more complete description of security ratings is contained in the Portfolio's Statement of Additional Information. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as

                    Van Kampen Life Investment Trust Growth and Income Portfolio interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.

REITS. The Portfolio may invest up to 15% of its total assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign

Van Kampen Life Investment Trust Growth and Income Portfolio brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS


The Portfolio may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Portfolio's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Portfolio's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio's investment objective and applicable regulatory requirements.



A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.



The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.


                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio's investment adviser believes the potential for long-term capital growth and income has lessened, or for other reasons. The Portfolio's turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio's investment adviser considers portfolio changes appropriate. The Portfolio's turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Portfolio (the "Advisory Agreement"), the Portfolio pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.55%
...................................................


Applying this fee schedule, the Portfolio's effective advisory fee rate was 0.56% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen

Van Kampen Life Investment Trust Growth and Income Portfolio

Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).



PORTFOLIO MANAGEMENT. The Portfolio is managed by members of the Adviser's Equity Income team. The Equity Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are James A. Gilligan and Thomas B. Bastian, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.



Mr. Gilligan has been associated with the Adviser in an investment management capacity since 1985 and began managing the Portfolio in 1996. Mr. Bastian has been associated with the Adviser in an investment management capacity since 2003 and began managing the Portfolio in November 2003. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and began managing the Portfolio in 1999. Mr. Laskin has been associated with the Adviser in an investment management capacity since 2000 and began managing the Portfolio in January 2007. Mr. Marcheli was associated with the Adviser in a research capacity from 1995 to 2002. Since 2002, Mr. Marcheli has been associated with the Adviser in an investment management capacity and began managing the Portfolio in November 2003.



Messrs. Gilligan and Bastian are the lead managers of the Portfolio. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed. Mr. Marcheli also manages the cash position in the Portfolio. The lead managers are responsible for the execution of the overall strategy of the Portfolio.


The Portfolio's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any

                    Van Kampen Life Investment Trust Growth and Income Portfolio disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value." The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio's or the Distributor's discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.


                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio

Van Kampen Life Investment Trust Growth and Income Portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio's net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Portfolio's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


Frequent Purchases
and Redemptions
of Portfolio Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on

                    Van Kampen Life Investment Trust Growth and Income Portfolio which a portfolio's securities trade and the U.S. markets, which generally determine the time as of which a portfolio's net asset value is calculated ("time-zone arbitrage").


The Portfolio's Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.



Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders' transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company's contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.


If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Code. If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity

Van Kampen Life Investment Trust Growth and Income Portfolio contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Some portion of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

Van Kampen Life Investment Trust Growth and Income Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                              YEAR ENDED DECEMBER 31,
GROWTH AND INCOME PORTFOLIO -- CLASS II SHARES                2007          2006          2005         2004        2003
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................    $  21.96      $  20.46      $  19.29      $17.03      $13.45
                                                            --------      --------      --------      ------      ------
  Net Investment Income(a)..............................        0.34          0.32          0.23        0.20        0.19
  Net Realized and Unrealized Gain......................        0.15          2.76          1.59        2.19        3.50
                                                            --------      --------      --------      ------      ------
Total from Investment Operations........................        0.49          3.08          1.82        2.39        3.69
                                                            --------      --------      --------      ------      ------
Less:
  Distributions from Net Investment Income..............        0.31          0.21          0.17        0.13        0.11
  Distributions from Net Realized Gain..................        0.83          1.37          0.48         -0-         -0-
                                                            --------      --------      --------      ------      ------
Total Distributions.....................................        1.14          1.58          0.65        0.13        0.11
                                                            --------      --------      --------      ------      ------
NET ASSET VALUE, END OF THE PERIOD......................    $  21.31      $  21.96      $  20.46      $19.29      $17.03
                                                            ========      ========      ========      ======      ======

Total Return (b)........................................       2.52%        15.97%         9.72%      14.12%      27.68%
Net Assets at End of the Period (In millions)...........    $1,843.7      $1,661.7      $1,247.5      $881.4      $487.7
Ratio of Expenses to Average Net Assets.................       0.85%         0.85%         0.86%       0.87%       0.91%
Ratio of Net Investment Income to Average Net Assets....       1.54%         1.59%         1.18%       1.17%       1.28%
Portfolio Turnover......................................         28%           28%           42%         48%         57%


(a) Based on average shares outstanding.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                    Van Kampen Life Investment Trust Growth and Income Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS
  - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT TRUST --

GROWTH AND INCOME PORTFOLIO

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust --
Growth and Income Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen Life Investment Trust Growth and Income Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Growth and Income Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Trust's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Growth and Income Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  April 30, 2008


  CLASS II Shares

  The Trust's Investment Company Act File No. is 811-4424.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                            LIT PRO GI II 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                                         MUTUAL FUNDS

                                         Van Kampen
                                         Life Investment Trust Money Market
                                         Portfolio
                                         ---------------------------------------
                                         This Prospectus is dated

                                         April 30, 2008


                                         CLASS II SHARES

                                        The Money Market Portfolio's
                                        investment objective is to seek
                                        protection of capital and high current
                                        income through investments in money
                                        market instruments.

                                        Shares of the Portfolio have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Portfolio..........................   4
Van Kampen Life Investment Trust General Information........   5
Investment Objective, Principal Investment Strategies and
Risks.......................................................   5
Investment Advisory Services................................   7
Purchase of Shares..........................................   8
Redemption of Shares........................................   9
Frequent Purchases and Redemptions of Portfolio Shares......  10
Dividends, Distributions and Taxes..........................  10
Disclosure of Portfolio Holdings............................  11
Financial Highlights........................................  12

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's investment adviser or the Portfolio's distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments.

                        PRINCIPAL INVESTMENT STRATEGIES

The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less.

The Portfolio buys and sells securities with a view towards seeking high current income from these short-term investments to the extent consistent with protection of capital. The Portfolio's investment adviser seeks those securities that it believes entail reasonable risk considered in relation to the Portfolio's investment policies. The Portfolio's investment adviser may sell such securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio. The Portfolio's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is subject to risks. An investment in the Portfolio is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

INCOME RISK. The income you receive from the Portfolio is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Portfolio may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk is expected to be low for the Portfolio because it invests in high-quality money market instruments, an investment in the Portfolio is not risk free. The Portfolio is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Portfolio will decline and adversely affect the Portfolio's net asset value. The prices of debt securities tend to fall as interest rates rise. Market risk is expected to be low for the Portfolio because it invests in high-quality, short-term securities.

MANAGER RISK. As with any managed fund, the Portfolio's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Portfolio's investment objective and principal investment strategies, the Portfolio may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money market instruments

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio's Class II Shares over the seven calendar years prior to the date of this Prospectus. The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have


                         Van Kampen Life Investment Trust Money Market Portfolio
been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             3.44
2002                                                                             0.97
2003                                                                             0.32
2004                                                                             0.55
2005                                                                             2.43
2006                                                                             4.16
2007                                                                             4.45


The Portfolio's return for the three-month period ended March 31, 2008 for Class II Shares was 0.80%. As a result of market activity, current performance may vary from the figures shown.



During the seven-year period shown in the bar chart, the highest quarterly return for Class II Shares was 1.27% (for the quarter ended March 31, 2001) and the lowest quarterly return for Class II Shares was 0.05% (for the quarter ended December 31, 2003).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Portfolio's performance and risks, the table below shows the Portfolio's average annual total returns for the periods ended December 31, 2007 (the most recently completed calendar year prior to the date of this Prospectus). The Portfolio's performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED               PAST     PAST        SINCE
    DECEMBER 31, 2007          1 YEAR   5 YEARS   INCEPTION(1)
--------------------------------------------------------------
    Van Kampen
    Money Market Portfolio --
    Class II Shares            4.45%     2.37%       2.34%
...................................................................



Return information is provided since: (1) 12/15/00.


Investors can obtain the current seven-day yield of the Portfolio by calling
(800) 847-2424 or by visiting our web site at www.vankampen.com.

Fees and Expenses
of the Portfolio

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                               CLASS II
                                                SHARES
-----------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets and are
based on expenses incurred during the Portfolio's fiscal
year ended December 31, 2007)
-----------------------------------------------------------
Management fees                                   0.45%
............................................................
Distribution and/or service (12b-1) fees(1)       0.25%
............................................................
Other expenses                                    0.23%
............................................................
Total annual portfolio operating expenses         0.93%
............................................................


(1) Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio's Board of Trustees currently limits this amount to 0.25%. See "Purchase of Shares."

Van Kampen Life Investment Trust Money Market Portfolio

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class II Shares          $95       $296       $515       $1,143
....................................................................


The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information

 -------------------------------------------------------------------------------

Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company which offers shares in several separate portfolios, including this Money Market Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the "Accounts") of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners ("Contract Owners"). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing in a portfolio of U.S. dollar-denominated money market securities, including U.S. government securities, bank obligations, commercial paper and repurchase agreements secured by such obligations. The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments maturing within one year and with a dollar-weighted average maturity of 90 days or less. The Portfolio seeks high current income from these short-term investments to the extent consistent with protection of capital.

                         Van Kampen Life Investment Trust Money Market Portfolio

The Portfolio's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Portfolio's Board of Trustees and special rules for money market funds under the 1940 Act. These standards include requirements for maintaining high credit quality in the Portfolio's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Portfolio's shares. In selecting securities for investment, the Portfolio's investment adviser focuses on identifying what it believes are the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Portfolio's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Portfolio's portfolio. On an ongoing basis, the Portfolio's investment adviser analyzes the economic and financial outlook of the money markets to anticipate and respond to changing developments that may affect the Portfolio's existing and prospective investments. While the Portfolio generally intends to hold investments until maturity, it may sell portfolio securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Portfolio's investment portfolio.

There are risks inherent in all investments in securities, accordingly there can be no assurance that the Portfolio will achieve its investment objective or that the Portfolio will be able at all times to preserve the net asset value per share at $1.00 per share. The Portfolio's dividend and yield are expected to fluctuate with changes in prevailing market interest rates and other factors.

The Portfolio may invest in money market instruments of the following types, all of which will be U.S. dollar-denominated obligations:

U.S. GOVERNMENT SECURITIES. The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government, (b) the right of the issuer to borrow from the U.S. government, (c) discretionary authority of the U.S. government to purchase obligations of its agencies or instrumentalities or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS. The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. The Portfolio may invest in short-term commercial paper obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization) or (b) if unrated, are of comparable quality as determined in accordance with procedures established by the Portfolio's Board of Trustees. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category. A more complete description of security ratings is in the Portfolio's Statement of Additional Information.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with banks or broker-dealers to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Portfolio may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the

Van Kampen Life Investment Trust Money Market Portfolio

Portfolio's investment adviser under guidelines approved by the Portfolio's Board of Trustees. The Portfolio will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Portfolio, would exceed 5% of the Portfolio's net assets.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio's Statement of Additional Information.


Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Asset Management is the Portfolio's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $106 billion under management or supervision as of February 29, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.


ADVISORY AGREEMENT. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), on behalf of the Portfolio and certain other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee calculated as the lesser of: (i) its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios (the "Money Market Pro Rata Amount") as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.50%
...................................................
    Next $500 million            0.45%
...................................................
    Over $1 billion              0.40%
...................................................

or (ii) a monthly fee computed based upon an annual rate applied to the average daily net assets of the Portfolio only (the "Money Market Only Amount") as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $250 million          0.450%
...................................................
    Next $500 million           0.375%
...................................................
    Next $500 million           0.325%
...................................................
    Next $250 million           0.300%
...................................................
    Next $250 million           0.275%
...................................................
    Next $500 million           0.250%
...................................................
    Next $500 million           0.225%
...................................................
    Next $12.25 billion         0.200%
...................................................
    Next $2.5 billion           0.199%
...................................................
    Next $7.5 billion           0.198%
...................................................
    Next $5 billion             0.197%
...................................................
    Over $30 billion            0.196%
...................................................


Applying these fee schedules, the Portfolio's effective advisory fee rate was 0.45% of the Portfolio's average daily net assets for the fiscal year ended December 31, 2007. The Portfolio's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


                         Van Kampen Life Investment Trust Money Market Portfolio

The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


Both the 1940 Act and the terms of the Portfolio's Advisory Agreement require that any investment advisory agreement between the Portfolio and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 30, 2007, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Portfolio and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement was included in the Portfolio's Semi-Annual Report issued after such determination (for the semi-annual period ended June 30, 2007 which was made available in August 2007). It is anticipated that the Board of Trustees will reconsider the Advisory Agreement in May 2008 and a discussion regarding such Advisory Agreement will be prepared for the Portfolio's next Semi-Annual Report issued after such reconsideration (for the semi-annual period ended June 30, 2008 which should be available in August 2008).


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company's Accounts and class of the Portfolio's shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio's Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's Statement of Additional Information and/or contact your insurance company.


The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. The Distributor, located at 522 Fifth Avenue, New York,


Van Kampen Life Investment Trust Money Market Portfolio

New York 10036, acts as the distributor of the Portfolio's shares. The Portfolio and the Distributor reserve the right to refuse any order for the purchase of shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."


                       DISTRIBUTION PLAN AND SERVICE PLAN

The Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares' shareholders and maintenance of those shareholders' accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio's average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio's securities such that the Portfolio's net asset value per share might be materially affected. The Portfolio's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

The Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.

Redemption of Shares

 -------------------------------------------------------------------------------


Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder's disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.


                         Van Kampen Life Investment Trust Money Market Portfolio

Frequent Purchases
and Redemptions of
Portfolio Shares

 -------------------------------------------------------------------------------

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Portfolio's Board of Trustees applicable to the other portfolios of the Trust are not applicable with respect to frequent purchases and redemptions of Portfolio shares.

Dividends, Distributions
and Taxes

 -------------------------------------------------------------------------------

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Interest earned from investments is the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts monthly. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

TAX STATUS OF THE PORTFOLIO. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code
Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

TAX TREATMENT TO INSURANCE COMPANIES AS SHAREHOLDERS. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. A "look-through" rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be

Van Kampen Life Investment Trust Money Market Portfolio adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio's investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company's tax status. Distributions from the Portfolio will not be eligible for the corporate dividends received deduction.

Distributions of the Portfolio's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's Statement of Additional Information.

                         Van Kampen Life Investment Trust Money Market Portfolio

Financial Highlights

 -------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class II Shares for the periods indicated. Certain information reflects financial results for a single Class II Share of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions and not including the payment of sales charges or other expenses at the contract level that would be paid by investors; if sales charges or other expenses at the contract level had been included, the returns shown below would have been lower). The information has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report, along with the Portfolio's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Portfolio's Annual Report.


                                                                                YEAR ENDED DECEMBER 31,
MONEY MARKET PORTFOLIO--CLASS II SHARES                            2007       2006       2005       2004       2003
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $1.00      $1.00      $1.00      $1.00      $1.00
                                                                   -----      -----      -----      -----      -----
  Net Investment Income.....................................        0.04(a)    0.04(a)    0.02       0.01        -0-(b)
Less:
  Distributions from Net Investment Income..................        0.04       0.04       0.02       0.01        -0-(b)
  Distributions from Net Realized Gain......................          --         --         --         --        -0-(b)
                                                                   -----      -----      -----      -----      -----
NET ASSET VALUE, END OF THE PERIOD..........................       $1.00      $1.00      $1.00      $1.00      $1.00
                                                                   =====      =====      =====      =====      =====

Total Return * (c)..........................................       4.45%      4.16%      2.43%      0.55%      0.32%
Net Assets at End of the Period (In millions)...............       $42.0      $40.3      $61.8      $46.0      $24.4
Ratio of Expenses to Average
  Net Assets *..............................................       0.93%      0.95%      0.87%      0.85%      0.85%
Ratio of Net Investment Income to Average Net Assets *......       4.37%      4.02%      2.45%      0.61%      0.32%
 *  If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................         N/A        N/A      0.90%      0.96%      0.94%
Ratio of Net Investment Income to Average Net Assets........         N/A        N/A      2.42%      0.50%      0.23%


N/A=Not Applicable

(a) Based on average shares outstanding.


(b) Amount is less than $0.01 per share.



(c) These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.


Van Kampen Life Investment Trust Money Market Portfolio

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS, PROSPECTIVE INVESTORS AND DEALERS

  - Call your broker or Client Relations 800-341-2929


VAN KAMPEN LIFE INVESTMENT TRUST --
MONEY MARKET PORTFOLIO

522 Fifth Avenue


New York, New York 10036


Investment Adviser
VAN KAMPEN ASSET MANAGEMENT

522 Fifth Avenue


New York, New York 10036


Distributor
VAN KAMPEN FUNDS INC.

522 Fifth Avenue


New York, New York 10036


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 219286


Kansas City, Missouri 64121-9286

Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust --
Money Market Portfolio

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Life Investment Trust Money Market Portfolio
  A Statement of Additional Information, which contains more details about the Trust and the Money Market Portfolio, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Portfolio in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Portfolio's performance during its last fiscal year.


  You can ask questions or obtain a free copy of the Portfolio's reports or the Statement of Additional Information by calling 800.341.2929. Free copies of the Portfolio's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.


  Information about the Trust and the Money Market Portfolio, including the reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  April 30, 2008


  CLASS II SHARES

  The Trust's Investment Company Act File No. is 811-4424.

                                                         Van Kampen Funds Inc.

                                                  1 Parkview Plaza - Suite 100

                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com


                                       Copyright (C)2008 Van Kampen Funds Inc.


                                        All rights reserved. Member FINRA/SIPC



                                                            LIT PRO MM II 4/08

     (VAN KAMPEN INVESTMENTS LOGO)

                      STATEMENT OF ADDITIONAL INFORMATION

                        VAN KAMPEN LIFE INVESTMENT TRUST


     Van Kampen Life Investment Trust (the "Trust") is an open-end management investment company with seven Portfolios (each a "Portfolio" and collectively the "Portfolios"): Mid Cap Growth Portfolio (formerly Aggressive Growth Portfolio), Comstock Portfolio, Capital Growth Portfolio (formerly Strategic Growth Portfolio), Enterprise Portfolio, Government Portfolio, Growth and Income Portfolio and Money Market Portfolio. Each Portfolio is in effect a separate mutual fund issuing its own shares. Each Portfolio is a diversified series of the Trust.



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Portfolios' prospectuses (the "Prospectuses"), dated as of April 30, 2008 for each Portfolio. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Trust. Investors should obtain and read a Prospectus containing disclosure with respect to the Portfolio in which the investor wishes to invest prior to purchasing shares of such Portfolio. A Prospectus, the Statement of Additional Information and each Portfolio's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza -- Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objective, Investment Strategies and Risks.......  B-8
Strategic Transactions......................................  B-17
Investment Restrictions.....................................  B-27
Trustees and Officers.......................................  B-38
Investment Advisory Agreements..............................  B-48
Portfolio Management........................................  B-52
Other Agreements............................................  B-56
Distribution and Service....................................  B-57
Transfer Agent..............................................  B-59
Portfolio Transactions and Brokerage Allocation.............  B-59
Money Market Portfolio Net Asset Valuation..................  B-62
Purchase and Redemption of Shares...........................  B-63
Tax Status..................................................  B-63
Portfolio Performance.......................................  B-66
Money Market Portfolio Yield Information....................  B-69
Other Information...........................................  B-70
Financial Statements........................................  B-76
Appendix A -- Description of Securities Ratings.............  A-1
Appendix B -- Proxy Voting Policy and Procedures............  B-1



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 2008.



                                                                    LIT SAI 4/08

                              GENERAL INFORMATION


     Van Kampen Life Investment Trust (the "Trust") was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985 under the name American Capital Life Investment Trust. As of September 16, 1995, the Trust was reorganized as a statutory trust under the laws of the State of Delaware and changed its name to Van Kampen American Capital Life Investment Trust. On July 14, 1998, the Trust adopted its current name. Each of the Portfolios' names have not changed over the Trust's last fiscal year, except for Strategic Growth Portfolio, which changed its name to Capital Growth Portfolio, effective April 30, 2008 and Aggressive Growth Portfolio, which changed its name to Mid Cap Growth Portfolio, effective April 30, 2008.



     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect, wholly-owned subsidiary of Morgan Stanley. The principal office of the Trust, each Portfolio, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Portfolios, and further subdivided into one or more classes of shares of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     Each Portfolio, except the Mid Cap Growth Portfolio, currently offers two classes of shares, designated as Class I Shares and Class II Shares. The Mid Cap Growth Portfolio currently offers only one class of shares, designated as Class II Shares. Other classes of shares of a Portfolio may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of a Portfolio generally is identical in all respects except that each class bears its distribution and service expenses. Each class of shares of a Portfolio has exclusive voting rights with respect to its distribution and service fees.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Shares of each Portfolio will be voted by the insurance company investing in such Portfolio based on instructions received from the contract holders having a voting interest in the underlying account. Shares for which timely instructions are not received generally will be voted by the insurance company in the same proportion as shares for which instructions have been timely received. Therefore, as a result of this proportional voting, the vote of a small number of contract holders could determine the outcome of a proposal subject to a shareholder vote. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of April 1, 2008, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding Class I Shares or Class II Shares of any Portfolio except as set forth below. Except for initial shares held by or on behalf of the Adviser, the Trust offers its shares only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the contract owners, but only in the same proportion with respect to "yes" votes, "no" votes or abstentions as is the case with respect to shares for which instructions were received.



                                                                             APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 1, 2008
                 --------------------------                     ------    ----------------
MID CAP GROWTH PORTFOLIO
---------------------------
Protective Life Variable Annuity............................      II              12%
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Allstate Life Insurance Company.............................      II              33%
  544 Lakeview Parkway Ste L3G
  Vernon Hills, IL 60061-1826
Allstate Life Insurance Company.............................      II              15%
  544 Lakeview Parkway Ste L3G
  Vernon Hills, IL 60061-1826
Lincoln Benefit Life........................................      II              25%
  544 Lakeview Parkway
  Vernon Hills, IL 60061-1826
Lincoln Benefit Life........................................      II               6%
  Nebraska Service Center
  2940 S. 84th St.
  Lincoln, NE 68506-4142

COMSTOCK PORTFOLIO
------------------
Protective Life Variable Annuity............................       I              39%
  Investment Products Services
  Protective Life Insurance Co.
  P.O. Box 10648
  Birmingham, AL 35202-0648
American Enterprise Life Insurance Co.......................      II               9%
  1497 AXP Financial Center
  Minneapolis, MN 55474-0014

                                                                             APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 1, 2008
                 --------------------------                     ------    ----------------
COMSTOCK PORTFOLIO (CONT'D)
---------------------------
Anchor National Life Insurance Co. .........................      II              19%
  Variable Separate Account & Variable
  Annuity Account Seven
  P.O. Box 54299
  Los Angeles, CA 90054-0299
Protective Premier Variable Universal Life..................       I               9%
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Hartford Life and Annuity Insurance Company.................      II               8%
  Separate Account Three
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999
METLIFE Life & Annuity Co. of Connecticut...................      II               8%
  Attn: Shareholder Accounting Dept.
  501 Boylston Street 5th Floor
  Boston, MA 02116-3725
Allstate Life Insurance Company.............................       I              23%
  544 Lakeview Pkwy Ste L3G
  Vernon Hills, IL 60061-1826
Allstate Life Insurance Company.............................      II               5%
  544 Lakeview Pkwy Ste L3G
  Vernon Hills, IL 60061-1826
MLPF&S for the sole benefit of..............................       I              28%
  Its customers
  Attn: Fund Administration 97278
  4800 Deer Lake Drive 2nd Floor
  Jacksonville, FL 32246-6484
IDS Life Insurance Company..................................      II              27%
  1497 AXP Financial Center
  Minneapolis, MN 55474-0014

CAPITAL GROWTH PORTFOLIO
-------------------------
Allstate Life Insurance Company.............................       I              29%
  544 Lakeview Pkwy Ste L3G                                       II              10%
  Vernon Hills, IL 60061-1826
Protective Life Variable Annuity............................       I              13%
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Van Kampen American Capital.................................       I               6%
  Generations Variable Annuities
  c/o American General Life Ins Co.
  P.O. Box 1591
  Houston, TX 77251-1591

                                                                             APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 1, 2008
                 --------------------------                     ------    ----------------
CAPITAL GROWTH PORTFOLIO (CONT'D)
----------------------------------
American General Annuity Ins Co.............................       I               6%
  Elite Plus
  205 E 10th Ave
  Amarillo, TX 79101-3507
METLIFE Life & Annuity Co. of Connecticut...................       I              18%
  Attn: Shareholder Accounting Dept.                              II              30%
  501 Boylston Street 5th Floor
  Boston, MA 02116-3725
METLIFE Insurance Co. of Connecticut........................      II              11%
  Attn: Shareholder Accounting Dept.
  501 Boylston Street 5th Floor
  Boston, MA 02116-3725
Anchor National Life Insurance Co...........................      II              15%
  Variable Separate Account & Variable Annuity
  Account Seven
  P.O. Box 54299
  Los Angeles, CA 90054-0299
Allstate Life Insurance Company.............................      II              14%
  544 Lakeview Pkwy Ste L3G
  Vernon Hills, IL 60061-1826

ENTERPRISE PORTFOLIO
--------------------
Nationwide Life Insurance Co. ..............................       I              12%
  Nationwide Variable Account--3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................       I              33%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................       I               7%
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Protective Premier Variable Universal Life..................       I               5%
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Hartford Life and Annuity Insurance Company.................       I               7%
  Separate Account Three                                          II              25%
  MSDW Select Dimensions
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999
Protective Life Variable Annuity............................       I              20%
  Investment Products Services                                    II              33%
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648

                                                                             APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 1, 2008
                 --------------------------                     ------    ----------------
ENTERPRISE PORTFOLIO (CONT'D)
-----------------------------
METLIFE Life & Annuity Co. of Connecticut...................       I               6%
  Attn: Shareholder Accounting Dept                               II              31%
  501 Boylston Street 5th Floor
  Boston, MA 02116-3725
American General Life Ins. Co...............................       I               6%
  Separate Acct D
  Attn: James A. Totten
  P.O. Box 1591
  Houston, TX 77251-1591
METLIFE Insurance Co. of Connecticut........................      II               7%
  Attn: Shareholder Accounting Department
  501 Boylston Street 5th Floor
  Boston, MA 02116-3725

GOVERNMENT PORTFOLIO
--------------------
Nationwide Life Insurance Co. ..............................       I              67%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................       I               6%
  c/o American General Life Insurance Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Protective Life Variable Annuity............................      II              20%
  Investment Products Services
  Protective Life Insurance Company
  Birmingham, AL 35202-0648
METLIFE Life & Annuity Co. of Connecticut...................       I              10%
  Attn: Shareholder Accounting Dept.                              II              11%
  501 Boylston Street 5th Floor
  Boston, MA 02116-3725
Security Benefit Life Insurance Co..........................      II              11%
  FBO Unbundled
  c/o Variable Annuity Dept.
  One Security Benefit Place
  Topeka, KS 66636-0001
Hartford Life and Annuity Insurance.........................      II              15%
  Company Separate Account Three
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999

GROWTH AND INCOME PORTFOLIO
---------------------------
Anchor National Life Insurance Co. .........................      II              49%
  Variable Separate Account & Variable
  Annuity Account Seven
  P.O. Box 54299
  Los Angeles, CA 90054-0299
Allstate Life Insurance Co..................................      II               8%
  544 Lakeview Pkwy Ste L3G
  Vernon Hills, IL 60061-1826

                                                                             APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 1, 2008
                 --------------------------                     ------    ----------------
GROWTH AND INCOME PORTFOLIO (CONT'D)
------------------------------------
Hartford Life and Annuity Insurance.........................       I              10%
  Company Separate Account Three                                  II              12%
  MSDW Select Dimensions
  Attn: UIT Operations
  P.O. Box 2999
  Hartford, CT 06104-2999
METLIFE Life & Annuity Co. of Connecticut...................       I               6%
  Attn: Shareholder Accounting Dept.                              II              10%
  501 Boylston Street 5th Floor
  Boston, MA 02116-3725
Protective Life Variable Annuity............................       I              49%
  Investment Product Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Protective Premier Var Univ Life............................       I               8%
  Investment Products Services
  Protective Life Insurance Company
  P.O. Box 10648
  Birmingham, AL 35202-0648
Van Kampen Generations Variable Annuities...................       I              10%
  c/o American General Life Ins. Co.
  P.O. Box 1591
  Houston, TX 77251-1591

MONEY MARKET PORTFOLIO
----------------------
American General Life Ins. Co. .............................       I               9%
  Separate Account D
  Attn: James A Totten
  P.O. Box 1591
  Houston, TX 77251-1591
Nationwide Life Insurance Co. ..............................       I              30%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co. ..............................       I               6%
  Nationwide Variable Account-3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities...................       I              12%
  c/o American General Life Ins. Co.
  P.O. Box 1591
  Houston, TX 77251-1591
Allstate Life Insurance Co. of NY...........................       I              17%
  Attention: Financial Control GRP
  544 Lakeview Parkway
  Vernon Hills, IL 60061-1826

                                                                             APPROXIMATE
                                                                CLASS        PERCENTAGE
                                                                  OF        OF OWNERSHIP
                 NAME AND ADDRESS OF HOLDER                     SHARES    ON APRIL 1, 2008
                 --------------------------                     ------    ----------------
MONEY MARKET PORTFOLIO (CONT'D)
-------------------------------
Allstate Financial Advisors.................................       I              26%
  Separate Account 1
  Attn: Cheryl Meyer
  544 Lakeview Pkwy Ste L3G
  Vernon Hills, IL 60061-1826
Allstate Life Insurance Co. of NY...........................      II              21%
  Attn: Financial Control GRP
  544 Lakeview Parkway
  Vernon Hills, IL 60061-1826
Allstate Life Insurance Company.............................      II              79%
  544 Lakeview Pkwy Ste L3G
  Vernon Hills, IL 60061-1826


             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in the Prospectuses and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectuses for a complete presentation of the matters disclosed below.

REAL ESTATE INVESTMENT TRUSTS

     Each Portfolio (except Government Portfolio and Money Market Portfolio), subject to its investment restrictions, may invest a portion of its total assets (as decided in the Portfolio's Prospectus) in real estate investment trusts ("REITs"). Investing in REITs means the Portfolio is more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs' value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investments in REITs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by the REITs in which it invests.

REPURCHASE AGREEMENTS

     Each Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. Each Portfolio may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Portfolio's Board of Trustees. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, would exceed the Portfolio's limitation on illiquid securities described herein. A Portfolio does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio(s) than would be available to the Portfolio(s) investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

ASSET-BACKED SECURITIES


     The Government Portfolio may invest a portion of its assets in asset-backed securities rated at the time of purchase in one of the two highest credit grades (currently Aaa or Aa by Moody's Investors Service, Inc., AAA or AA by Standard & Poor's or an equivalent rating by another nationally recognized statistical rating agency). The rate of principal payment generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.


     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligor on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payment of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Government Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

SECURITIES OF FOREIGN ISSUERS


     Certain Portfolios may invest in securities of foreign issuers. A Portfolio considers an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.



     Each Portfolio that invests in securities of foreign issuers also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolios may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.


FOREIGN CURRENCY TRANSACTIONS


     Each Portfolio's securities that are denominated or quoted in currencies other than the U.S. dollar will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affects the value of these securities in the Portfolio and the income or dividends and appreciation or depreciation of its investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may purchase and sell foreign currency on a spot basis (that is, cash basis) in connection with the settlement of transactions in securities traded in such foreign currency. A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to protect against changes in foreign currency exchange rates, as described below in the section entitled "Strategic Transactions".

DURATION

     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE-RELATED SECURITIES

     The Government Portfolio invests in mortgage-related securities. Mortgage-related securities may be issued or guaranteed by an agency or instrumentality of the U.S. government, but not necessarily by the U.S. government itself. One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate which is backed as to principal and interest by the full faith and credit of the U.S. government. Another type of mortgage-related security is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security is a Federal Home Loan Mortgage Association Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

GNMA CERTIFICATES

     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Portfolio purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1.00% more than high grade corporate bonds and 1/2 of 1.00% more than U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA SECURITIES

     The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC SECURITIES

     The Federal Home Loan Mortgage Corporation (the "FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES



     The Government Portfolio may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.



     CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.



     The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.



     The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.



     New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.



     CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.


INVERSE FLOATING RATE OBLIGATIONS


     The Government Portfolio may invest up to 10% of its net assets in inverse floating rate debt instruments ("inverse floaters"), or other obligations or certificates structured to have similar features. Inverse floating rate investments are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate investments in which the Portfolio may invest may include derivative instruments, such as residual interest bonds ("RIBs") or tender option bonds ("TOBs"). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and the inverse floating residual interests, which are purchased by the Portfolio. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Portfolio is paid the residual cash flow from the bond held by the special purpose trust. The Portfolio generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Portfolio to greater risks and increased costs. The market value of a "leveraged" investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Portfolio's net asset value to be more volatile than if it had not invested in inverse floating rate investments. Consistent with applicable SEC guidance, to the extent that the Portfolio has ongoing obligations to any party in connection with investments in inverse floating rate investments, any such obligations will not be senior securities for purposes of the 1940 Act or borrowings for purposes of the Portfolio's limitations on borrowings provided that the Portfolio segregates an amount of cash and/or liquid securities equal in value to its obligations in respect of such inverse floating rate investments.


PORTFOLIO TURNOVER


     A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.

ILLIQUID SECURITIES

     Each Portfolio, subject to its investment restrictions, may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Portfolio's Board of Trustees. Ordinarily, the Portfolio would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Portfolio. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Portfolio. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Portfolio's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Portfolio in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share. To do so, the Money Market Portfolio uses the amortized cost method of valuing the Money Market Portfolio's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     In accordance with Rule 2a-7, the Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Money Market Portfolio's Board of Trustees.

CONVERTIBLE SECURITIES


     A convertible security includes any bond, debenture, note, preferred stock, warrant or other security which has the right to be converted into cash or another security or which carries with it the right to purchase any other security, any unit including one of the foregoing, or any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security generally entitles the holder to exchange it for a fixed number of shares of common stock or other security, usually of the same company, or into cash at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the "premium." When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security.



     Enhanced Convertible Securities. The Growth and Income Portfolio may invest a portion of its assets in "enhanced" convertible securities. There may be additional types of convertible securities with features not specifically referred to herein in which the Portfolio may invest consistent with its investment objective and policies. "Enhanced" convertible securities are equity-linked hybrid securities that automatically convert to equity securities on a specified date. Enhanced convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Three features common to enhanced convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of ordinary convertibles); (ii) capped or limited appreciation potential relative to the underlying common stock; and
(iii) dividend yields that are typically higher than that on the underlying common stock. Thus, enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity.



     Synthetic Convertible Securities. The Growth and Income Portfolio may invest a portion of its assets in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more distinct securities whose investment characteristics, taken together, resemble those of traditional convertible securities, i.e., fixed income and the right to acquire the underlying equity security. For example, the Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a security or index.



     Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Adviser determines that such a combination would better further the Portfolio's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately.



     The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty risk with respect to the financial institution or investment bank that offers the instrument.



     For each of the Mid Cap Growth Portfolio, Comstock Portfolio, Capital Growth Portfolio and Enterprise Portfolio, up to 5% of such Portfolio's net assets may be invested in convertible securities that are below investment grade. For the Growth and Income Portfolio, up to 15% of such Portfolio's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although a Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by a Portfolio there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

                             STRATEGIC TRANSACTIONS


     Each of the Portfolios, except the Money Market Portfolio, may, but is not required to, use various investment strategies as described below ("Strategic Transactions"). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by the Portfolio is a function of numerous variables including market conditions. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use Strategic Transactions to further the Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.



GENERAL RISKS OF DERIVATIVES



     Strategic Transactions utilized by the Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Portfolio may use and the risks of those instruments are described in further detail below. The Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Portfolio's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Portfolio will be successful.



     The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.



     - Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Portfolio's interests. The Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Portfolio.



     - Derivatives may be subject to pricing or "basis" risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

     - Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Portfolio.



     - Using derivatives as a hedge against a portfolio investment subjects the Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.



     - While using derivatives for hedging purposes can reduce the Portfolio's risk of loss, it may also limit the Portfolio's opportunity for gains or result in losses by offsetting or limiting the Portfolio's ability to participate in favorable price movements in portfolio investments.



     - Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.



     - The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the "counterparty") or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.



     - Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.



     - Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, the Portfolio will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Portfolio would bear greater risk of default by the counterparties to such transactions.



     - The Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.



     - As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     - Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid and therefore subject to the Portfolio's limitation on investments in illiquid securities.



     - Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the Untied States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.



     - Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Portfolio to respond to such events in a timely manner.



OPTIONS



     An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.



     Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.



     Writing Options. The Portfolio may write call and put options. As the writer of a call option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Portfolio is not required to deliver the underlying security but retains the premium received.



     The Portfolio may only write call options that are "covered." A call option on a security is covered if (a) the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Portfolio in segregated liquid assets) upon conversion or exchange of other securities held by the Portfolio; or (b) the Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated liquid assets.



     Selling call options involves the risk that the Portfolio may be required to sell the Portfolio underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but has retains the risk of loss should the price of the underlying security decline.



     The Portfolio may write put options. As the writer of a put option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Portfolio is not required to receive the underlying security in exchange for the exercise price but retains the option premium.



     The Portfolio may only write put options that are "covered." A put option on a security is covered if (a) the Portfolio segregates liquid assets equal to the exercise price; or (b) the Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated liquid assets.



     Selling put options involves the risk that the Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Portfolio's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.



     The Portfolio may close out an options position which it has written through a closing purchase transaction. The Portfolio would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Portfolio. The Portfolio would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Portfolio. A closing purchase transaction may or may not result in a profit to the Portfolio. The Portfolio could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.



     The writer of a option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Portfolio can realize on an investment, or may cause the Portfolio to hold a security that it might otherwise sell.



     Purchasing Options. The Portfolio may purchase call and put options. As the buyer of a call option, the Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Portfolio could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Portfolio, minus the premium paid. As the buyer of a put option, the Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Portfolio could exercise the option and sell the underlying security at an above market price, would could result in a gain to the Portfolio, minus the premium paid. The Portfolio may buy call and put options whether or not it holds the underlying securities.



     As a buyer of a call or put option, the Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Portfolio. The Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.



     The Government Portfolio will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options.



     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Portfolio may be able unable to enter into closing sale transactions with respect to OTC options.



     Index Options. The Mid Cap Growth Portfolio, Comstock Portfolio, Capital Growth Portfolio, Enterprise Portfolio and Growth and Income Portfolio may purchase and sell index options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Portfolio on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.



     Index options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Portfolio may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.



     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.



     Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.



     Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may be also be subject to certain additional risk factors, including:



     - The exercise of options written or purchased by the Portfolio could cause the Portfolio to sell portfolio securities, thus increasing the Portfolio's portfolio turnover.



     - The Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.



     - The Portfolio's options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.



     - The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.



     - Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.



     - The Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Portfolio in connection with options transactions.



FUTURES CONTRACTS



     A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity securities (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or a the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.



     Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.



     The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through an the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Portfolio.



     In addition, the Portfolio may be required maintain segregated liquid assets in order to cover futures transactions. The Portfolio will segregate liquid assets in an amount equal to the difference between the market value of futures contract entered into by the Portfolio and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such contract.



FORWARD COMMITMENTS



     Each of the Mid Cap Growth Portfolio and the Government Portfolio may purchase or sell securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the Forward Commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment.



     Relative to a Forward Commitment purchase, the Portfolio will segregate cash and/or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) having an aggregate value at least equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the amount segregated may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Portfolio's net asset value.



     A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Portfolio owns or has the right to acquire. Only the Government Portfolio may engage in Forward Commitment transactions for cross-hedging purposes. In either circumstance, the Portfolio will segregate either the security covered by the Forward Commitment or cash and/or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) having an aggregate value at least equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Portfolio foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.



     When engaging in Forward Commitments, a Portfolio relies on the other party to complete the transaction. Should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.



     Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Portfolio and poorer overall performance for the Portfolio than if it had not entered into forward contracts.



     Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Portfolio would also be subject to initial and variation margin requirements on the option position.



     Options on futures contracts written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Portfolio's futures position.



     Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may be also be subject to certain additional risk factors, including:



     - The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Portfolio.



     - Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Portfolio would be required to make daily cash payments to maintain its required margin. The Portfolio may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Portfolio could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Portfolio, becomes insolvent or declares bankruptcy



     - Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Portfolio's potential losses.



     - Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.



     The Portfolio will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Portfolio's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.



SWAP CONTRACTS AND RELATED DERIVATIVE INSTRUMENTS



     A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.



     Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Portfolio's investment objectives and policies, the Portfolio is not limited to any particular form or variety of swap contract. The Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Portfolio may also enter into related derivative instruments including caps, floors and collars.



     The Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Portfolio to the swap counterparty will be covered by segregating liquid assets. If the Portfolio enters into a swap agreement on other than a net basis, the Portfolio will segregate liquid assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.



     Interest Rate Swaps, Caps, Floors and Collars. The Government Portfolio may enter into interest rate swaps and may purchase and sell interest rate caps, floors and collars. Interest rate swaps consists of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.

     The Portfolio may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If the Portfolio sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Portfolio's net obligations with respect to the caps, floors or collars.



     General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may be also be subject to certain additional risk factors, including:



     - Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.



     - In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.



     - The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.



COMBINED TRANSACTIONS



     Combined transactions involve entering into multiple derivatives transaction (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions), instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.



REGULATORY MATTERS



     As described herein, the Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Portfolio's potential economic exposure under the transaction. The Portfolio will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Portfolio for investment purposes. If a large portion of the Portfolio's assets are used to cover derivatives transactions or otherwise segregated, it could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.



     Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Portfolio may write. Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.



     The Portfolio's use of Strategic Transactions may be limited by the requirements of the Code, for qualification as a regulated investment company.



                            INVESTMENT RESTRICTIONS


     Each Portfolio has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Portfolio's voting securities present at a meeting, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Portfolios are subject to the restrictions set forth below. (Those restrictions that are only applicable to certain Portfolios are noted as such.)


THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE MID CAP GROWTH PORTFOLIO:



The Mid Cap Growth Portfolio shall not:


      1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      2. Issue senior securities nor borrow money, except the Portfolio may issue senior securities or borrow money to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      3. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      4. Invest in any security if, as a result, 25% or more of the value of the Portfolio's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Portfolio has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or

           (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      5. Purchase or sell real estate except that the Portfolio may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

      7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

     The Portfolio has an operating policy not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Portfolio at the time the borrowing is made.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE COMSTOCK PORTFOLIO:

The Comstock Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Make short sales or purchase securities on margin; but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and it may engage in transactions in options, futures contracts and options on futures contracts and make margin deposits and payments in connection therewith.

      3. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Portfolio's assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits and payments for futures contracts and options on futures contracts.

      4. Invest in securities issued by other investment companies, except part of a merger, reorganization or other acquisition and except to the extent permitted by (i) 1940 Act, as amended from time to time,
           (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      5. Invest in real estate, commodities or commodities contracts, except that the Portfolio may engage in transactions in futures contracts and options on futures contracts.

      6. Invest in securities of a company for the purpose of exercising management or control, although the Portfolio retains the right to vote securities held by it, except that the Portfolio may purchase securities of other investment companies to the extent permitted by
           (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      7. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the Securities Act of 1933.

      8. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Invest more than 25% of its total net asset value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any illiquid securities held by the Portfolio, would exceed 10% of the value of its net assets.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Comstock Portfolio is subject to the following policies which may be amended by the trustees. The Portfolio shall not:

      1. Invest 25% or more of its total net value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE CAPITAL GROWTH PORTFOLIO, THE ENTERPRISE PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO AND THE MONEY MARKET PORTFOLIO:


A Portfolio shall not:

      1. Invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer.

      2. Invest in companies for the purpose of acquiring control or management thereof except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Underwrite securities of other companies, except insofar as a Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Portfolio.


THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE CAPITAL GROWTH
PORTFOLIO:



The Capital Growth Portfolio shall not:


       1. Invest directly in real estate interests of any nature, although the Portfolio may invest indirectly through media such as real estate investment trusts.

       2. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in futures contracts or options on futures contracts.

       3. Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Portfolio is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization.

       4. Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding 5% of the Portfolio's total assets. Notwithstanding the foregoing, the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

       5. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

       6. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

       7. Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation.

       8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, it agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

       9. Invest in warrants in excess of 5% of its net assets (including, but not to exceed 2% in warrants which are not listed on the New York or American Stock Exchanges).

      10. Purchase securities of issuers which have a record of less than three years continuous operation if such purchase would cause more than 5% of the Portfolio's total assets to be invested in securities of such issuers except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      11. Invest more than 15% of its net assets in illiquid securities, including securities that are not readily marketable, restricted securities and repurchase agreements that have a maturity of more than seven days except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      12. Invest in interests in oil, gas, or other mineral exploration or developmental programs, except through the purchase of liquid securities of companies which engage in such businesses.

      13. Pledge, mortgage or hypothecate its portfolio securities or other assets to the extent that the percentage of pledged assets plus the sales load exceeds 10% of the offering price of the Portfolio's shares.


     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Capital Growth Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.


THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE ENTERPRISE
PORTFOLIO:

The Enterprise Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the

           1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may enter into transactions in options, futures contracts or options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that a Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. A Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company. See "Repurchase Agreements" in the Prospectus and herein.

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.

      9. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with transactions in options, futures contracts or options on futures contracts is not considered the purchase of a security on margin.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.

     In addition, the following restrictions apply to, and may not be changed without the approval of the holders of a majority of the shares of, the Portfolio indicated:

          The Enterprise Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation. Furthermore, the Enterprise Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 10% of the value of the Enterprise Portfolio's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

     In addition to the foregoing policies which may not be approved without shareholder approval, the Enterprise Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GOVERNMENT
PORTFOLIO:

The Government Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may invest in interest rate futures contracts and options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may make short sales by entering into forward commitments for hedging or cross-hedging purposes and the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.

      9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with interest rate futures contracts or options on interest rate futures contracts transactions is not considered the purchase of a security on margin.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options are not deemed to be a pledge or other encumbrance.

     12. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets, and enter into closing or offsetting transactions with respect to such options, and (c) engage in transactions in interest rate futures contracts and options on interest rate futures contracts provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Portfolio's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets, and provided further that the Portfolio may not purchase futures contracts or options on futures contracts if more than 30% of the Portfolio's total assets would be so invested.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Government Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GROWTH AND INCOME
PORTFOLIO:

The Growth and Income Portfolio shall not:

      1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Portfolio taken at cost. In connection with any borrowing the Portfolio may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.

      2. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

      3. Purchase or sell commodities or commodities contracts, except that the Portfolio may enter into transactions in futures contracts and related options.

      4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."

      5. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

      6. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Growth and Income Portfolio is subject to the following policies which may be amended by the trustees.

The Portfolio shall not:

      1. Sell securities short, but the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

      2. Permit officers or trustees of the Portfolio to profit by selling securities to or buying them from the Portfolio. However, companies with which the officers and trustees of the Portfolio are connected may enter into underwriting agreements with the Portfolio to sell its shares, sell securities to, and purchase securities from the Portfolio when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act, as amended from time to time.

      3. Invest 25% or more of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.

     Also, investments in repurchase agreements and purchases by the Portfolio of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE MONEY MARKET
PORTFOLIO:

The Money Market Portfolio shall not:

      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements" in the Prospectus and herein.

      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities.

      9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11.   Write put or call options.

     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.

     13. Purchase any security which matures thirteen months or less from the date of purchase.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Money Market Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).

                             TRUSTEES AND OFFICERS

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
David C. Arch (62)               Trustee          +       Chairman and Chief Executive Officer of          73
Blistex Inc.                                              Blistex Inc., a consumer health care
1800 Swift Drive                                          products manufacturer.
Oak Brook, IL 60523

Jerry D. Choate (69)             Trustee          +       Prior to January 1999, Chairman and Chief        73
33971 Selva Road                                          Executive Officer of the Allstate
Suite 130                                                 Corporation ("Allstate") and Allstate
Dana Point, CA 92629                                      Insurance Company. Prior to January 1995,
                                                          President and Chief Executive Officer of
                                                          Allstate. Prior to August 1994, various
                                                          management positions at Allstate.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
David C. Arch (62)               Trustee/Director/
Blistex Inc.                     Managing General
1800 Swift Drive                 Partner of funds in
Oak Brook, IL 60523              the Fund Complex.
                                 Director of the
                                 Heartland Alliance, a
                                 nonprofit
                                 organization serving
                                 human needs based in
                                 Chicago. Board member
                                 of the Illinois
                                 Manufacturers'
                                 Association. Member
                                 of the Board of
                                 Visitors, Institute
                                 for the Humanities,
                                 University of
                                 Michigan.

Jerry D. Choate (69)             Trustee/Director/
33971 Selva Road                 Managing General
Suite 130                        Partner of funds in
Dana Point, CA 92629             the Fund Complex.
                                 Director of Amgen
                                 Inc., a
                                 biotechnological
                                 company, and Valero
                                 Energy Corporation,
                                 an independent
                                 refining company.

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Rod Dammeyer (67)                Trustee          +       President of CAC, L.L.C., a private company      73
CAC, L.L.C.                                               offering capital investment and management
4350 La Jolla Village Drive                               advisory services.
Suite 980
San Diego, CA 92122-6223

Linda Hutton Heagy++ (59)        Trustee          +       Prior to February 2008, Managing Partner of      73
4939 South Greenwood                                      Heidrick & Struggles, an international
Chicago, IL 60615                                         executive search firm. Prior to 1997,
                                                          Partner of Ray & Berndtson, Inc., an
                                                          executive recruiting firm. Prior to 1995,
                                                          Executive Vice President of ABN AMRO, N.A.,
                                                          a bank holding company. Prior to 1990,
                                                          Executive Vice President of The Exchange
                                                          National Bank.

R. Craig Kennedy (56)            Trustee          +       Director and President of the German             73
1744 R Street, NW                                         Marshall Fund of the United States, an
Washington, D.C. 20009                                    independent U.S. foundation created to
                                                          deepen understanding, promote collaboration
                                                          and stimulate exchanges of practical
                                                          experience between Americans and Europeans.
                                                          Formerly, advisor to the Dennis Trading
                                                          Group Inc., a managed futures and option
                                                          company that invests money for individuals
                                                          and institutions. Prior to 1992, President
                                                          and Chief Executive Officer, Director and
                                                          member of the Investment Committee of the
                                                          Joyce Foundation, a private foundation.

Howard J Kerr (72)               Trustee          +       Prior to 1998, President and Chief               73
14 Huron Trace                                            Executive Officer of Pocklington
Galena, IL 61036                                          Corporation, Inc., an investment holding
                                                          company.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Rod Dammeyer (67)                Trustee/Director/
CAC, L.L.C.                      Managing General
4350 La Jolla Village Drive      Partner of funds in
Suite 980                        the Fund Complex.
San Diego, CA 92122-6223         Director of Quidel
                                 Corporation,
                                 Stericycle, Inc. and
                                 Trustee of The
                                 Scripps Research
                                 Institute. Prior to
                                 February 2008,
                                 Director of Ventana
                                 Medical Systems, Inc.
                                 Prior to April 2007,
                                 Director of GATX
                                 Corporation. Prior to
                                 April 2004, Director
                                 of TheraSense, Inc.
                                 Prior to January
                                 2004, Director of
                                 TeleTech Holdings
                                 Inc. and Arris Group,
                                 Inc.

Linda Hutton Heagy++ (59)        Trustee/Director/
4939 South Greenwood             Managing General
Chicago, IL 60615                Partner of funds in
                                 the Fund Complex.
                                 Trustee on the
                                 University of Chicago
                                 Medical Center Board,
                                 Vice Chair of the
                                 Board of the YMCA of
                                 Metropolitan Chicago
                                 and a member of the
                                 Women's Board of the
                                 University of
                                 Chicago.

R. Craig Kennedy (56)            Trustee/Director/
1744 R Street, NW                Managing General
Washington, D.C. 20009           Partner of funds in
                                 the Fund Complex.
                                 Director of First
                                 Solar, Inc.


Howard J Kerr (72)               Trustee/Director/
14 Huron Trace                   Managing General
Galena, IL 61036                 Partner of funds in
                                 the Fund Complex.
                                 Director of the Lake
                                 Forest Bank & Trust.
                                 Director of the
                                 Marrow Foundation.

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Jack E. Nelson (72)              Trustee          +       President of Nelson Investment Planning          73
423 Country Club Drive                                    Services, Inc., a financial planning
Winter Park, FL 32789                                     company and registered investment adviser
                                                          in the State of Florida. President of
                                                          Nelson Ivest Brokerage Services Inc., a
                                                          member of the Financial Industry Regulatory
                                                          Authority ("FINRA"), Securities Investors
                                                          Protection Corp. and the Municipal
                                                          Securities Rulemaking Board. President of
                                                          Nelson Sales and Services Corporation, a
                                                          marketing and services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (67)        Trustee          +       President Emeritus and Honorary Trustee of       73
1126 E. 59th Street                                       the University of Chicago and the Adam
Chicago, IL 60637                                         Smith Distinguished Service Professor in
                                                          the Department of Economics at the
                                                          University of Chicago. Prior to July 2000,
                                                          President of the University of Chicago.

Suzanne H. Woolsey, Ph.D. (66)   Trustee          +       Chief Communications Officer of the              73
815 Cumberstone Road                                      National Academy of Sciences/National
Harwood, MD 20776                                         Research Council, an independent, federally
                                                          chartered policy institution, from 2001 to
                                                          November 2003 and Chief Operating Officer
                                                          from 1993 to 2001. Prior to 1993, Executive
                                                          Director of the Commission on Behavioral
                                                          and Social Sciences and Education at the
                                                          National Academy of Sciences/National
                                                          Research Council. From 1980 through 1989,
                                                          Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Jack E. Nelson (72)              Trustee/Director/
423 Country Club Drive           Managing General
Winter Park, FL 32789            Partner of funds in
                                 the Fund Complex.

Hugo F. Sonnenschein (67)        Trustee/Director/
1126 E. 59th Street              Managing General
Chicago, IL 60637                Partner of funds in
                                 the Fund Complex.
                                 Trustee of the
                                 University of
                                 Rochester and a
                                 member of its
                                 investment committee.
                                 Member of the
                                 National Academy of
                                 Sciences, the
                                 American
                                 Philosophical Society
                                 and a fellow of the
                                 American Academy of
                                 Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (66)   Trustee/Director/
815 Cumberstone Road             Managing General
Harwood, MD 20776                Partner of funds in
                                 the Fund Complex.
                                 Director of Fluor
                                 Corp., an
                                 engineering,
                                 procurement and
                                 construction
                                 organization since
                                 January 2004.
                                 Director of
                                 Intelligent Medical
                                 Devices, Inc., a
                                 symptom based
                                 diagnostic tool for
                                 physicians and
                                 clinical labs.
                                 Director of the
                                 Institute for Defense
                                 Analyses, a federally
                                 funded research and
                                 development center,
                                 Director of the
                                 German Marshall Fund
                                 of the United States,
                                 Director of the Rocky
                                 Mountain Institute
                                 and Trustee of
                                 California Institute
                                 of Technology and the
                                 Colorado College.

                              INTERESTED TRUSTEE*

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE

Wayne W. Whalen* (68)       Trustee      +           Partner in the law firm of Skadden, Arps,            73
333 West Wacker Drive                                Slate, Meagher & Flom LLP, legal counsel to
Chicago, IL 60606                                    funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE

Wayne W. Whalen* (68)       Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.
                            Director of the
                            Abraham Lincoln
                            Presidential Library
                            Foundation.


------------------------------------

+  See Table D below.


++ As indicated above, until February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).


* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (69)          President and       Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal           since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
                                                    since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
522 Fifth Avenue                                                and Van Kampen Advisors Inc. Chief Investment
New York, NY 10036                                              Officer -- Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (53)           Vice President      Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                     since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                             Officer -- Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (46)            Vice President      Officer     Managing Director and General Counsel -- U.S. Investment
522 Fifth Avenue                                    since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41)       Vice President      Officer     Managing Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary       since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.


John L. Sullivan (52)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.


Stuart N. Schuldt (46)          Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and         since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181      Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
                                                                2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer for Northern Trust
                                                                U.S. mutual fund complex.


COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Portfolio and earn a rate of return determined by reference to the return on the common shares of the Portfolio or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Portfolio may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Portfolio. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Portfolio prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Portfolio. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Portfolio.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                        Fund Complex
                                                       ----------------------------------------------
                                                        Aggregate       Aggregate
                                                       Pension or       Estimated           Total
                                                       Retirement     Maximum Annual    Compensation
                                         Aggregate      Benefits      Benefits from        before
                                        Compensation   Accrued as        the Fund       Deferral from
                                          from the       Part of       Complex Upon         Fund
                      Name                Trust(1)     Expenses(2)    Retirement(3)      Complex(4)
                      ----              ------------   -----------   ----------------   -------------
          INDEPENDENT TRUSTEES
          David C. Arch                   $13,564       $ 35,484         $105,000         $208,601
          Jerry D. Choate                  12,416         98,609          105,000          191,268
          Rod Dammeyer                     13,564         69,017          105,000          208,601
          Linda Hutton Heagy               13,564         27,389          105,000          208,601
          R. Craig Kennedy                 13,564         19,200          105,000          208,601
          Howard J Kerr                    13,564        146,670          145,000          208,601
          Jack E. Nelson                   13,564        121,944          105,000          208,601
          Hugo F. Sonnenschein             13,564         69,608          105,000          208,601
          Suzanne H. Woolsey               13,564         62,697          105,000          208,601
          INTERESTED TRUSTEE
          Wayne W. Whalen                  13,564         72,695          105,000          208,601


------------------------------------


(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating portfolios of the Trust during the fiscal year ended December 31, 2007. The details of aggregate compensation before deferral for each operating portfolio of the Trust during the fiscal year ended December 31, 2007 are shown in Table A below. The details of compensation deferred for each operating Portfolio of the Trust during the fiscal year ended December 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating portfolio of the Trust as of December 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2007. The retirement plan is described above the Compensation Table.


(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.


(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.


                                    TABLE A


   FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM THE TRUST AND EACH PORTFOLIO



                                                                     INDEPENDENT TRUSTEES
                                   FISCAL    --------------------------------------------------------------------
PORTFOLIO NAME                    YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
--------------                    --------    ----     ------    --------    -----    -------    ----     ------
  Capital Growth Portfolio......   12/31     $ 1,077   $   990   $ 1,077    $ 1,077   $ 1,077   $ 1,077   $ 1,077
  Comstock Portfolio............   12/31       6,650     6,076     6,650      6,650     6,650     6,650     6,650
  Enterprise Portfolio..........   12/31         629       577       629        629       629       629       629
  Government Portfolio..........   12/31         779       716       779        779       779       779       779
  Growth and Income Portfolio...   12/31       3,601     3,297     3,601      3,601     3,601     3,601     3,601
  Mid Cap Growth Portfolio......   12/31         290       266       290        290       290       290       290
  Money Market Portfolio........   12/31         538       494       538        538       538       538       538
                                             -------   -------   -------    -------   -------   -------   -------
    Trust total.................             $13,564   $12,416   $13,564    $13,564   $13,564   $13,564   $13,564

                                                            CURRENT
                                                           INTERESTED
                                   INDEPENDENT TRUSTEES     TRUSTEE
                                  ----------------------   ----------
PORTFOLIO NAME                    SONNENSCHEIN   WOOLSEY     WHALEN
--------------                    ------------   -------     ------
  Capital Growth Portfolio......    $ 1,077      $ 1,077    $ 1,077
  Comstock Portfolio............      6,650        6,650      6,650
  Enterprise Portfolio..........        629          629        629
  Government Portfolio..........        779          779        779
  Growth and Income Portfolio...      3,601        3,601      3,601
  Mid Cap Growth Portfolio......        290          290        290
  Money Market Portfolio........        538          538        538
                                    -------      -------    -------
    Trust total.................    $13,564      $13,564    $13,564


                                    TABLE B


        FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST

                               AND EACH PORTFOLIO


                                                                                                                        CURRENT
                                                                                                                       INTERESTED
                                                                          INDEPENDENT TRUSTEES                          TRUSTEE
                                           FISCAL    ---------------------------------------------------------------   ----------
PORTFOLIO NAME                            YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
--------------                            --------   ------    --------    -----    -------   ------    ------------     ------
  Capital Growth Portfolio..............    12/31    $   990   $ 1,077    $ 1,077   $   539   $ 1,077     $ 1,077       $ 1,077
  Comstock Portfolio....................    12/31      6,076     6,650      6,650     3,325     6,650       6,650         6,650
  Enterprise Portfolio..................    12/31        577       629        629       315       629         629           629
  Government Portfolio..................    12/31        716       779        779       390       779         779           779
  Growth and Income Portfolio...........    12/31      3,297     3,601      3,601     1,801     3,601       3,601         3,601
  Mid Cap Growth Portfolio..............    12/31        266       290        290       145       290         290           290
  Money Market Portfolio................    12/31        494       538        538       269       538         538           538
                                                     -------   -------    -------   -------   -------     -------       -------
    Trust total.........................             $12,416   $13,564    $13,564   $ 6,784   $13,564     $13,564       $13,564

                                    TABLE C

                CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)
                       FROM THE TRUST AND EACH PORTFOLIO


                                                                    CURRENT INDEPENDENT TRUSTEES
                                       FISCAL    ------------------------------------------------------------------
PORTFOLIO NAME                        YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY    NELSON    SONNENSCHEIN
--------------                        --------    ------    --------    -----     -------    ------    ------------
  Capital Growth Portfolio...........  12/31     $ 15,352   $ 6,985    $ 17,125   $ 8,079   $ 25,622     $ 7,787
  Comstock Portfolio.................  12/31       23,928    17,543      23,530     8,517     27,987      18,347
  Enterprise Portfolio...............  12/31       15,540     5,576      20,152    13,512     35,719       6,300
  Government Portfolio...............  12/31       15,303     5,809      19,558    12,727     34,652       6,529
  Growth and Income Portfolio........  12/31       22,008    11,967      23,066    10,994     31,993      12,800
  Mid Cap Growth Portfolio...........  12/31        9,160     4,827       9,029     2,394     10,698       5,527
  Money Market Portfolio.............  12/31       11,378     5,272      13,379     6,784     21,370       5,976
                                                 --------   -------    --------   -------   --------     -------
    Trust Total......................            $112,669   $57,979    $125,839   $63,007   $188,041     $63,266

                                                                       CURRENT
                                                  FORMER              INTERESTED
                                           INDEPENDENT TRUSTEES        TRUSTEE
                                       ----------------------------   ----------
PORTFOLIO NAME                         BRANAGAN    REES      SISTO      WHALEN
--------------                         --------    ----      -----      ------
  Capital Growth Portfolio...........  $ 6,269    $    78   $ 1,982    $ 20,294
  Comstock Portfolio.................    2,919          0       640      25,126
  Enterprise Portfolio...............   10,613      4,505    19,792      26,122
  Government Portfolio...............   10,106      4,404    15,928      25,458
  Growth and Income Portfolio........    7,680          0     2,754      26,306
  Mid Cap Growth Portfolio...........    1,546          0        55       9,704
  Money Market Portfolio.............    5,266      2,576     7,300      16,530
                                       -------    -------   -------    --------
    Trust Total......................  $44,399    $11,563   $48,451    $149,540


                                    TABLE D

         YEAR OF ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST


                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
PORTFOLIO NAME                   ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
--------------                   ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
  Capital Growth Portfolio.....  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Comstock Portfolio...........  2003    1999      2003     1998     1998     2003    1998        2003        1999        1998
  Enterprise Portfolio.........  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Government Portfolio.........  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Growth and Income
    Portfolio..................  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
  Mid Cap Growth Portfolio.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
  Money Market Portfolio.......  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995


                                    TABLE E

         YEAR OF ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST


                                                                                           OFFICERS
                                                              -------------------------------------------------------------------
PORTFOLIO NAME                                                CHANG   DOBERMAN   GERMANY    ROBISON   SCHULDT    SHEA    SULLIVAN
--------------                                                -----   --------   -------    -------   -------    ----    --------
  Capital Growth Portfolio................................    2003      2004      2006       2003      2007      2006      1996
  Comstock Portfolio......................................    2003      2004      2006       2003      2007      2006      1998
  Enterprise Portfolio....................................    2003      2004      2006       2003      2007      2006      1996
  Government Portfolio....................................    2003      2004      2006       2003      2007      2006      1996
  Growth and Income Portfolio.............................    2003      2004      2006       2003      2007      2006      1996
  Mid Cap Growth Portfolio................................    2003      2004      2006       2003      2007      2006      2000
  Money Market Portfolio..................................    2003      2004      2006       2003      2007      2006      1996


BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Portfolio as defined by the 1940 Act and (2) are "independent" of the Portfolio as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Trust's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Trust's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Portfolio with management as well as with the independent registered public accounting firm of each Portfolio, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of each Portfolio that each Portfolio's audited financial statements be included in each Portfolio's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each Portfolio's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Trust, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Trust select and nominate any other nominee Independent Trustees for the Trust. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.


     During the Trust's last fiscal year, the Board of Trustees held 10 meetings. During the Trust's last fiscal year, the audit committee of the Board held 6 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 4 meetings.


SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Portfolio's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Portfolio not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP


     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of

Additional Information, each trustee of the Trust beneficially owned equity securities of each Portfolio and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.


                2007 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES

                                                                       TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN THE  -------------------------------------------------------------------
PORTFOLIOS                                  ARCH     CHOATE   DAMMEYER    HEAGY    KENNEDY    KERR    NELSON
----------------------------------------    ----     ------   --------    -----    -------    ----    ------
  Capital Growth Portfolio...               none      none      none      none       none     none     none
  Comstock Portfolio.....                   none      none      none      none       none     none     none
  Enterprise Portfolio...                   none      none      none      none       none     none     none
  Government Portfolio...                   none      none      none      none       none     none     none
  Growth and Income Portfolio...            none      none      none      none       none     none     none
  Mid Cap Growth Portfolio...               none      none      none      none       none     none     none
  Money Market Portfolio...                 none      none      none      none       none     none     none
    Aggregate dollar range of equity
      securities in all registered
      investment companies
      overseen by trustee in the Fund
      Complex............                   over    $10,001-    over    $50,001-     over    $10,001    $1-
                                          $100,000  $50,000   $100,000  $100,000   $100,000  $50,000  $10,000

                                                 TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN THE  ----------------------
PORTFOLIOS                                SONNENSCHEIN  WOOLSEY
----------------------------------------  ------------  -------
  Capital Growth Portfolio...                 none        none
  Comstock Portfolio.....                     none        none
  Enterprise Portfolio...                     none        none
  Government Portfolio...                     none        none
  Growth and Income Portfolio...              none        none
  Mid Cap Growth Portfolio...                 none        none
  Money Market Portfolio...                   none        none
    Aggregate dollar range of equity
      securities in all registered
      investment companies
      overseen by trustee in the Fund
      Complex............                   $50,001-      over
                                            $100,000    $100,000


INTERESTED TRUSTEE


                                                              TRUSTEE
                                                              --------
    DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS        WHALEN
    ---------------------------------------------------        ------
  Capital Growth Portfolio..................................    none
  Comstock Portfolio........................................    none
  Enterprise Portfolio......................................    none
  Government Portfolio......................................    none
  Growth and Income Portfolio...............................    none
  Mid Cap Growth Portfolio..................................    none
  Money Market Portfolio....................................    none
    Aggregate dollar range of equity securities in all
     registered investment companies overseen by trustee in
     the Fund Complex.......................................    over
                                                              $100,000



     Including deferred compensation balances (which are amounts deferred and thus retained by each Portfolio as described in the Compensation Table), as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each Portfolio and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.



          2007 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES


                                                                              TRUSTEES
                                    ---------------------------------------------------------------------------------------------
                                      ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN   WOOLSEY
                                    --------  --------  --------  --------  --------  --------  --------  ------------  ---------
Capital Growth Portfolio..........    none      none      none      none      none      none      none        none        none
Comstock Portfolio................    none      none      none      none      none      none      none        none        none
Enterprise Portfolio..............    none      none      none      none      none      none      none        none        none
Government Portfolio..............    none      none      none      none      none      none      none        none        none
Growth and Income Portfolio.......    none      none      none      none      none      none      none        none        none
Mid Cap Growth Portfolio..........    none      none      none      none      none      none      none        none        none
Money Market Portfolio............    none      none      none      none      none      none      none        none        none
 Aggregate dollar range of equity
   securities in all registered
   investment companies overseen
   by trustee in the Fund
   Complex........................    over      over      over      over      over      over      over        over        over
                                    $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $100,000

INTERESTED TRUSTEE


                                                              TRUSTEE
                                                              --------
                                                               WHALEN
                                                              --------
Capital Growth Portfolio....................................    none
Comstock Portfolio..........................................    none
Enterprise Portfolio........................................    none
Government Portfolio........................................    none
Growth and Income Portfolio.................................    none
Mid Cap Growth Portfolio....................................    none
Money Market Portfolio......................................    none
 Aggregate dollar range of equity securities in all
   registered investment companies overseen by trustee in
   the Fund Complex.........................................    over
                                                              $100,000



     As of April 1, 2008, the trustees and officers of the Trust as a group owned less than 1% of the shares of each Portfolio.


CODE OF ETHICS

     Each Portfolio, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Portfolio, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of a Portfolio or other Van Kampen funds, or that such employees take unfair advantage of their relationship with a Portfolio. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Portfolio or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS


     The Trust and the Adviser are parties to an investment advisory agreement (the "Combined Advisory Agreement") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios including the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (collectively, the "Combined Portfolios"). The Trust and the Adviser are also parties to other investment advisory agreements pursuant to which the Adviser manages the investment of assets and places orders for the purchase and sale of portfolio securities for the remaining Portfolios including four advisory agreements designated herein as the "Mid Cap Growth Advisory Agreement," "Comstock Advisory Agreement," "Capital Growth Advisory Agreement," and "Growth and Income Advisory Agreement", for the Mid Cap Growth Portfolio, the Comstock Portfolio, the Capital Growth Portfolio and the Growth and Income Portfolio, respectively. The Combined Advisory Agreement for the Combined Portfolios and the separate advisory agreements for the remaining Portfolios are referred to herein collectively as the "Advisory Agreements." Under the Advisory Agreements, the Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each Portfolio's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, renders periodic reports to the Trust's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Portfolios if elected to such positions. Each Portfolio bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust

(other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

     The Advisory Agreements also provide that the Adviser shall not be liable to the Trust for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreements.

     Under the Advisory Agreements, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual fee payable monthly computed on average daily net assets as follows:


Mid Cap Growth Portfolio (based on the Portfolio's average
daily net assets)
     First $500 million.....................................   0.75%
     Next $500 million......................................   0.70%
     Over $1 billion........................................   0.65%
Enterprise Portfolio, Government Portfolio and Money Market
Portfolio (based upon their combined average daily net
assets)
     First $500 million.....................................   0.50%
     Next $500 million......................................   0.45%
     Over $1 billion........................................   0.40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets and the amount allocated to the Money Market
     Portfolio is hereby defined as the "Money Market Pro
     Rata Amount.")
Comstock Portfolio and Growth and Income Portfolio (based on each Portfolio's average daily net assets)
     First $500 million.....................................   0.60%
     Over $500 million......................................   0.55%
Capital Growth Portfolio (based upon the Portfolio's average daily net assets)
     First $500 million.....................................   0.70%
     Next $500 million......................................   0.65%
     Over $1 billion........................................   0.60%


Effective November 1, 2004, the Board of Trustees of the Trust approved a change to the Combined Advisory Agreement which change provides that the amount to be paid by the Money Market Portfolio shall be the lesser of: (1) the Money Market Pro Rata Amount (as calculated above) or (2) a monthly fee computed based upon an annual rate applied to the average daily net assets of the Money Market Portfolio only (the "Money Market Only Amount") as follows:

AVERAGE DAILY NET ASSETS                                PERCENT PER ANNUM
------------------------                                -----------------
First $250 million....................................       0.450%
Next $500 million.....................................       0.375%
Next $500 million.....................................       0.325%
Next $250 million.....................................       0.300%
Next $250 million.....................................       0.275%
Next $500 million.....................................       0.250%
Next $500 million.....................................       0.225%
Next $12.25 billion...................................       0.200%
Next $2.5 billion.....................................       0.199%
Next $7.5 billion.....................................       0.198%
Next $5 billion.......................................       0.197%
Over $30 billion......................................       0.196%

The Adviser agrees to forego any difference between the Money Market Pro Rata Amount and the Money Market Only Amount. The advisory fee amounts payable by the other Portfolios (excluding the Money Market Portfolio) are not impacted by the Money Market Only Amount and/or any amounts the Adviser foregoes by applying the Money Market Only Amount.

     The Adviser has voluntarily agreed to reimburse certain Portfolios for all expenses as a percent of average daily net assets in excess of the following:


                                                      CLASS I    CLASS II
                                                       SHARES     SHARES
                                                      --------   --------
     -----------------------------------------------
     Enterprise Portfolio...........................     0.60%      0.85%
     Government Portfolio...........................     0.60%      0.85%
     Mid Cap Growth Portfolio.......................       N/A      1.26%


------------------------------------

N/A-- Not Applicable. The Mid Cap Growth Portfolio does not offer Class I
      Shares.


     The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of any of the Combined Portfolios for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Combined Portfolios monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Combined Portfolios' Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Combined Advisory Agreement.


     The average daily net assets of a Portfolio is determined by taking the average of all of the determinations of net assets of that Portfolio for each business day during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month. Generally, the fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments of the Portfolios, less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the benefit of the Portfolios and to advise the trustees of the Portfolios of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Portfolios' investment transactions or other arrangements which may benefit the Portfolios.



     The following table shows the approximate advisory fees accrued under the Advisory Agreements and shows contractual and voluntary expense reimbursements by the Adviser during the fiscal years ended December 31, 2007, 2006 and 2005, as applicable.


ADVISORY FEES

                                                                                                             GROWTH
                                           CAPITAL                                                             AND
FISCAL YEAR ENDED                           GROWTH         COMSTOCK        ENTERPRISE      GOVERNMENT        INCOME
DECEMBER 31, 2007:                        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
------------------                        ----------      -----------      ----------      ----------      -----------

Advisory fees accrued                     $2,880,700      $22,600,100       $593,700       $1,158,800      $11,742,500
Contractual expense reimbursement                -0-              -0-            -0-             -0-               -0-
Voluntary expense reimbursement                  -0-              -0-       $ 83,700       $  24,900               -0-

FISCAL YEAR ENDED
DECEMBER 31, 2006:

Advisory fees accrued                     $3,105,500      $18,328,800       $629,300       $ 905,800       $ 9,843,400
Contractual expense reimbursement                -0-              -0-            -0-             -0-               -0-
Voluntary expense reimbursement                  -0-              -0-       $ 93,900       $  86,100               -0-

FISCAL YEAR ENDED
DECEMBER 31, 2005:

Advisory fees accrued                     $3,270,000      $12,429,400       $681,900       $ 817,500       $ 7,694,900
Contractual expense reimbursement                -0-              -0-            -0-             -0-               -0-
Voluntary expense reimbursement                  -0-              -0-       $101,500       $  59,500               -0-


                                       MID CAP          MONEY
FISCAL YEAR ENDED                       GROWTH         MARKET
DECEMBER 31, 2007:                    PORTFOLIO       PORTFOLIO
------------------                    ----------      ---------
Advisory fees accrued                  $331,000       $270,000
Contractual expense reimbursement           -0-            -0-
Voluntary expense reimbursement        $ 59,000            -0-

FISCAL YEAR ENDED
DECEMBER 31, 2006:
Advisory fees accrued                  $249,900       $278,600
Contractual expense reimbursement           -0-            -0-
Voluntary expense reimbursement        $ 82,500       $    -0-

FISCAL YEAR ENDED
DECEMBER 31, 2005:
Advisory fees accrued                  $299,900       $350,000
Contractual expense reimbursement           -0-            -0-
Voluntary expense reimbursement        $117,800       $ 24,800


LITIGATION INVOLVING THE ADVISER


     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. In October 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In July 2007, the district court granted plaintiff's motion to remand the case back to Illinois state court. In October 2007, defendants filed a motion to dismiss the complaint, which remains pending. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

                              PORTFOLIO MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


WITH RESPECT TO THE MID CAP GROWTH PORTFOLIO AND THE CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2007:



     Dennis P. Lynch managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.



     David S. Cohen managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.



     Sam G. Chainani managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.



     Alexander T. Norton managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.



     Jason C. Yeung managed 36 registered investment companies with a total of approximately $32.1 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,244 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $1.9 billion in assets.



WITH RESPECT TO THE COMSTOCK PORTFOLIO AS OF DECEMBER 31, 2007:



     B. Robert Baker, Jr. managed 18 registered investment companies with a total of approximately $30.7 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.6 billion in assets.



     Jason S. Leder managed 17 registered investment companies with a total of approximately $30.6 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.6 billion in assets.



     Kevin C. Holt managed 17 registered investment companies with a total of approximately $30.6 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.6 billion in assets.



     James N. Warwick managed 16 registered investment companies with a total of approximately $30.4 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.6 billion in assets.



     Devin E. Armstrong managed 17 registered investment companies with a total of approximately $30.5 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.6 billion in assets.



WITH RESPECT TO THE ENTERPRISE PORTFOLIO AS OF DECEMBER 31, 2007:



     Sandip Bhagat managed 10 registered investment companies with a total of approximately $2.0 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $265.7 million in assets; and nine other accounts with a total of approximately $2.0 billion in assets. Of these other accounts, one account with a total of approximately $285.3 million in assets had performance based fees.



     Feng Chang managed 10 registered investment companies with a total of approximately $2.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.



     Hooman Yaghoobi managed 11 registered investment companies with a total of approximately $5.6 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $77.1 million in assets.



WITH RESPECT TO THE GOVERNMENT PORTFOLIO AS OF DECEMBER 31, 2007:



     Scott F. Richard managed seven registered investment companies with a total of approximately $11.5 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $303.5 million in assets; and six other accounts with a total of approximately $2.3 billion in assets.



     Jaidip Singh managed five registered investment companies with a total of approximately $3.9 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $152.3 million in assets.



WITH RESPECT TO THE GROWTH AND INCOME PORTFOLIO AS OF DECEMBER 31, 2007:



     James A. Gilligan managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $677.3 million in assets.



     Thomas B. Bastian managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $677.3 million in assets.



     James O. Roeder managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $677.3 million in assets.



     Mark J. Laskin managed six registered investment companies with a total of approximately $2.8 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $23.8 million in assets; and no other accounts.



     Sergio Marcheli managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $677.3 million in assets.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolios, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolios. Except as described above, the portfolio managers of each Portfolio do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Portfolios invest, the Adviser could be seen as harming the performance of the Portfolios for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;


     - Morgan Stanley's Long-Term Incentive Compensation Program awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;


     - Investment Management Alignment Plan (IMAP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Portfolios, each Portfolio's investment performance is measured against the index listed in each Portfolio's prospectus and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Portfolio performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of December 31, 2007, the dollar range of securities beneficially owned (either directly or notionally, through certain defined contribution and/or deferred compensation program) by each portfolio manager in each Portfolio is shown below:



Mid Cap Growth Portfolio:
     Dennis P. Lynch:.....................  None(1)
     David S. Cohen:......................  None(1)
     Sam G. Chainani:.....................  None(1)
     Alexander T. Norton:.................  None(1)
     Jason C. Yeung:......................  None(1)
Comstock Portfolio:
     B. Robert Baker, Jr.:................  None(1)
     Jason Leder:.........................  None(1)
     Kevin C. Holt:.......................  None(1)
     Devin E. Armstrong:..................  None(1)
     James N. Warwick:....................  None(1)
Capital Growth Portfolio:
     Dennis P. Lynch:.....................  None
     David S. Cohen:......................  None
     Sam G. Chainani:.....................  None
     Alexander T. Norton:.................  None
     Jason C. Yeung:......................  None

Enterprise Portfolio:
     Sandip Bhagat:.......................  None(1)
     Feng Chang:..........................  None(1)
     Hooman Yaghoobi:.....................  None(1)
Growth and Income Portfolio:
     James A. Gilligan:...................  None(1)
     James O. Roeder:.....................  None(1)
     Mark Laskin:.........................  None(1)
     Thomas B. Bastian:...................  None(1)
     Sergio Marcheli:.....................  None(1)
Government Portfolio:
     Scott F. Richard:....................  None
     Jaidip Singh.........................  None


------------------------------------

(1) Although the portfolio manager does not have any assets directly invested in the applicable Portfolio, he/she has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Portfolios have entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Portfolios supplementary to those provided by the custodian. Such services are expected to enable the Portfolios to more closely monitor and maintain their accounts and records. The Portfolios pay all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Portfolio shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on their respective net assets per fund.

LEGAL SERVICES AGREEMENT


     The Mid Cap Growth Portfolio and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of such funds' minute books and records, preparation and oversight of such funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of such funds. Payment by such funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     Each Portfolio has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of each Portfolio and other Van Kampen funds. The Portfolios' Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Portfolios and other Van Kampen funds. The Portfolios reimburse Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Portfolios share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

PORTFOLIO PAYMENTS PURSUANT TO THESE AGREEMENTS


     Pursuant to these agreements, Morgan Stanley or its affiliates have received from each Portfolio the following approximate amounts:



                                                           FISCAL YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------
               PORTFOLIO NAME                       2007                2006                2005
               --------------                       ----                ----                ----
Capital Growth Portfolio                          $ 30,300            $ 30,200             $30,200
Comstock Portfolio                                 187,300             135,600              93,500
Enterprise Portfolio                                18,000              19,100              18,000
Government Portfolio                                23,100              20,000              18,400
Growth and Income Portfolio                         97,300              76,800              61,700
Mid Cap Growth Portfolio                            31,000              33,900              64,700
Money Market Portfolio                              16,700              15,800              15,700



                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the shares of the Trust pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is not obligated to sell any stated number of shares. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Trust's Board of Trustees or (ii) by a vote of a majority of the Trust's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Trust pays all expenses attributable to the registrations of its shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

     Each Portfolio has adopted a distribution plan (the "Distribution Plan") with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. Each Portfolio also has adopted a service plan (the "Service Plan") with respect to its Class II Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that a Portfolio may spend a portion of the average daily net assets attributable to its Class II Shares in connection with distribution of such class of shares and in connection with the provision of ongoing services to shareholders of such class. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service

Agreement with the Distributor and sub-agreements with parties that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding a Portfolio, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust setting forth separately by Portfolio all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to Class II Shares of a Portfolio without approval by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to Class II Shares of a Portfolio at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio.


     For the Class II Shares of a Portfolio, in any given year in which the Plans are in effect, the Plans generally provide for such Portfolio to pay the Distributor the lesser of (i) the amount of the Distributor's actual distribution and service expenses incurred that year, plus any actual distribution and service expenses from prior years that are still unpaid by such Portfolio for such class of shares or (ii) the applicable plan fees for such class of shares at the rates specified in such Portfolio's Prospectus. Except as may be mandated by applicable law, the Portfolio does not impose any limit with respect to the number of years into the future that such unreimbursed actual expenses may be carried forward. These unreimbursed actual expenses may or may not be recovered through plan fees in future years. If the Plans are terminated or not continued, the Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Portfolio.



     For the fiscal year ended December 31, 2007, the Distributor received the aggregate fees under the Plans (for Class II Shares only) as follows:



                                                                   PERCENTAGE OF
                                                                      AVERAGE             COMMISSION &           SERVICING AND
PORTFOLIO NAME                                AGGREGATE FEES      DAILY NET ASSETS      TRANSACTION FEES      ADMINISTERING PLANS
--------------                                --------------      ----------------      ----------------      -------------------
Capital Growth Portfolio                        $  648,337             0.25%                $486,253              $  162,084
Comstock Portfolio                              $9,166,641             0.25%                $      0              $9,166,641
Enterprise Portfolio                            $   52,408             0.25%                $      0              $   52,048
Government Portfolio                            $  439,429             0.25%                $329,572              $  109,857
Growth and Income Portfolio                     $4,487,218             0.25%                $      0              $4,487,218
Mid Cap Growth Portfolio                        $  110,324             0.25%                $      0              $  110,324
Money Market Portfolio                          $  112,865             0.25%                $ 84,649              $   28,216


     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to affiliates and certain insurance companies and/or other financial intermediaries ("Intermediaries") in connection with the sale or retention of Portfolio shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, providing the Portfolios and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Portfolios and other Van Kampen funds on the Intermediaries' preferred or recommended fund list, granting the Distributor access to the Intermediaries' financial advisors and consultants, providing assistance in training and educating the Intermediaries' personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Portfolios and/or some or all other Van Kampen funds), amount of assets invested by the Intermediaries' customers (which could include current or aged assets of the Portfolios and/or some or all other Van Kampen funds), the Intermediaries' advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

     These payments currently include an ongoing annual fee in an amount up to 0.35% of the value of each Portfolio's shares held in the Intermediaries' accounts. You should review carefully any disclosure by your Intermediaries as to their compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by the Intermediaries may provide the Intermediaries and their representatives or employees, with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

                                 TRANSFER AGENT

     The Trust's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Trust and are approved by the Trust's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Portfolios' investments, the policies and practices in this regard are subject to review by the Trust's Board of Trustees.

     Transactions in debt securities generally made by the Portfolios are principal transactions at net prices with little or no brokerage costs. Such securities are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Portfolios and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the Adviser in servicing all of its advisory accounts and/or accounts managed by its affiliates that are registered investment advisers; not all of such services may be used by the Adviser in connection with the Portfolios. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Portfolios, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Portfolios' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among the Portfolios and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Portfolios and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers (and futures commission merchants), through which the Portfolios may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Portfolios or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Portfolios must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Portfolios will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise described below, the Portfolios paid no commissions to affiliated brokers during the last three fiscal years. The Portfolios paid the following commissions to brokers during the fiscal years shown:



                                                                     AFFILIATED BROKERS
                                                        ---------------------------------------------
                                                        MORGAN STANLEY DW INC./ MORGAN STANLEY & CO.
                  Commissions Paid:                     --------------------------------------------
Fiscal year ended December 31, 2007...................   $  5,879    (Mid Cap Growth Portfolio)
                                                         $ 53,724    (Comstock Portfolio)
                                                         $ 45,917    (Capital Growth Portfolio)
                                                         $ 15,996    (Growth and Income Portfolio)
Fiscal year ended December 31, 2006...................   $  5,493    (Mid Cap Growth Portfolio)
                                                         $ 18,354    (Comstock Portfolio)
                                                         $ 78,084    (Capital Growth Portfolio)
                                                         $  1,141    (Growth and Income Portfolio)
Fiscal year ended December 31, 2005...................   $  9,587    (Mid Cap Growth Portfolio)
                                                         $  6,504    (Comstock Portfolio)
                                                         $114,192    (Capital Growth Portfolio)
                                                         $  1,368    (Enterprise Portfolio)
                                                         $  1,607    (Growth and Income Portfolio)
Fiscal Year 2007 Percentages:
  Commissions with affiliate to total commissions.....      5.79%    (Mid Cap Growth Portfolio)
                                                            4.17%    (Comstock Portfolio)
                                                            5.99%    (Capital Growth Portfolio)
                                                            1.65%    (Growth and Income Portfolio)
  Value of brokerage transactions with affiliate to
     total transactions...............................      0.95%    (Mid Cap Growth Portfolio)
                                                            0.08%    (Comstock Portfolio)
                                                            1.21%    (Capital Growth Portfolio)
                                                            0.03%    (Growth and Income Portfolio)

     The following table summarizes for each Portfolio the total brokerage commissions paid, the amount of commissions paid to brokers selected primarily on the basis of research services provided to the Adviser and the value of these specific transactions.


                               CAPITAL                                                     GROWTH AND      MID CAP        MONEY
                                GROWTH          COMSTOCK       ENTERPRISE    GOVERNMENT      INCOME         GROWTH       MARKET
                              PORTFOLIO        PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                            --------------   --------------   ------------   ----------   ------------   ------------   ---------


Fiscal Year Ended
  December 31, 2007
  Total brokerage
    commissions             $      765,955   $    1,288,168   $     40,736    $ 2,775     $    968,066   $    101,489      $ 0
  Commissions for
    research services       $      986,050   $    1,018,000   $     23,708    $     0     $    812,491   $    114,507      $ 0
  Value of research
    transactions            $1,208,103,762   $1,274,357,664   $  2,235,372    $     0     $909,972,058   $124,585,001      $ 0


Fiscal Year Ended
  December 31, 2006
  Total brokerage
    commissions             $      967,247   $    1,715,625   $     89,331    $ 2,129     $    831,699   $    123,613      $ 0
  Commissions for
    research services       $      759,886   $    1,361,498   $     10,122    $     0     $    675,407   $    102,807      $ 0
  Value of research
    transactions            $  754,839,817   $1,323,991,094   $ 28,550,386    $     0     $679,047,209   $ 94,505,682      $ 0


Fiscal Year Ended
  December 31, 2005
  Total brokerage
    commissions             $      904,596   $    1,866,339   $     70,276    $15,043     $  1,129,179   $    133,233      $ 0
  Commissions for
    research services       $      773,403   $    1,366,804   $     15,311    $     0     $    837,798   $    115,062      $ 0
  Value of research
    transactions            $  709,635,075   $1,115,941,502   $ 11,394,988    $     0     $700,607,355   $ 89,510,903      $ 0


                   MONEY MARKET PORTFOLIO NET ASSET VALUATION

     The Money Market Portfolio's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks. The valuation of each Money Market Portfolio's investments is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Money Market Portfolio would receive if it sold the instrument.

     The Money Market Portfolio has established procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as the Board of Trustees deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from net asset value per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Board of Trustees is required to promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the Money Market Portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

                       PURCHASE AND REDEMPTION OF SHARES

     The purchase of shares of the Portfolios generally is limited to the Accounts as explained in the Portfolios' Prospectuses. Such shares are sold and redeemed at their respective net asset values as described in the Portfolios' Prospectuses.


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


                                   TAX STATUS

FEDERAL INCOME TAXATION OF THE PORTFOLIOS

     The Trust and each of its Portfolios will be treated as separate corporations for federal income tax purposes. The Portfolios each intend to qualify to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, each Portfolio must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If a Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Portfolio intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Portfolio will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, each Portfolio will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Portfolio will be treated as having been distributed.


     If a Portfolio failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Portfolio would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. Furthermore, any segregated asset account that holds shares of the Portfolio would not satisfy the diversification requirements of Section 817(h) of the Code, and as a result any contract supported by that segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes and an owner of such a contract would be taxed currently on the income credited to the contract.


     Some of the Portfolios' investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Portfolio to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Portfolio must meet to be treated as a regulated investment company. Each Portfolio intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of such Portfolio as a regulated investment company.


     Investments of a Portfolio in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Portfolio generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Portfolio may have to dispose of securities that it would otherwise have continued to hold.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Some of the Portfolios may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause such Portfolios to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS


     Distributions of a Portfolio's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Portfolio's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Portfolio's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Portfolio have been held by such shareholders. Distributions in excess of the Portfolio's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).


     Shareholders receiving distributions in the form of additional shares issued by a Portfolio will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     Each Portfolio will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Portfolio may be eligible for the corporate dividends received deduction if such Portfolio receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Portfolio and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Portfolio may be "spilled back" and treated as paid by the Portfolio (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Portfolio's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Portfolio's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Portfolio may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Portfolio shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

GENERAL

     The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to assets held by segregated asset accounts of life insurance companies to fund variable life insurance or variable annuity contracts. These rules provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from account assets to the extent such income has been reflected in the value of the supported contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders.

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Portfolio, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                             PORTFOLIO PERFORMANCE


     The average annual total returns for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objective(s) and policies as well as the risks incurred in each Portfolio's investment practices. All total return figures are for the Trust's fiscal year ended December 31, 2007. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's Prospectus. If expenses at the contract level had been included, the returns shown would be lower. Total return is calculated and shown separately for each class of shares offered by each Portfolio.


CLASS I SHARES


                                                                               AVERAGE ANNUAL
                                                             AVERAGE ANNUAL     TOTAL RETURN         CUMULATIVE
                                                              TOTAL RETURN      FOR TEN YEAR      NON-STANDARDIZED
                                         TOTAL RETURN FOR    FOR FIVE YEAR     PERIOD OR SINCE      TOTAL RETURN
                                         ONE YEAR PERIOD         PERIOD           INCEPTION       SINCE INCEPTION
                                         ----------------    --------------    ---------------    ----------------
Comstock Portfolio
  commencement date 4/30/99..........         -2.04%             12.89%             6.81%*             77.09%
Capital Growth Portfolio
  commencement date 07/03/95.........         16.96%             12.09%             7.53%             240.13%
Enterprise Portfolio
  commencement date 04/07/86.........         12.68%             11.32%             2.59%             424.62%
Government Portfolio
  commencement date 04/07/86.........          7.33%              4.01%             5.34%             276.65%
Growth and Income Portfolio
  commencement date 12/23/96.........          2.80%             13.99%             9.59%             208.77%
Money Market Portfolio
  commencement date 04/07/86.........          4.71%              2.62%             3.35%             163.22%


------------------------------------

 * Denotes since inception.


CLASS II SHARES


                                                             AVERAGE ANNUAL                          CUMULATIVE
                                                              TOTAL RETURN     AVERAGE ANNUAL     NON-STANDARDIZED
                                         TOTAL RETURN FOR    FOR FIVE YEAR      TOTAL RETURN        TOTAL RETURN
                                         ONE YEAR PERIOD         PERIOD        SINCE INCEPTION    SINCE INCEPTION
                                         ----------------    --------------    ---------------    ----------------
Mid Cap Growth Portfolio
  commencement date 9/25/00..........         17.60%             16.92%             -5.19%            -32.10%
Comstock Portfolio
  commencement date 9/18/00..........         -2.33%             12.62%              7.21%             66.11%
Capital Growth Portfolio
  commencement date 9/18/00..........         16.64%             11.81%             -6.27%            -37.61%
Enterprise Portfolio
  commencement date 7/24/00..........         12.46%             11.06%             -3.75%            -24.73%
Government Portfolio
  commencement date 12/15/00.........          7.02%              3.74%              4.96%             40.67%
Growth and Income Portfolio
  commencement date 9/18/00..........          2.52%             13.71%              6.65%             59.88%
Money Market Portfolio
  commencement date 12/15/00.........          4.45%              2.37%              2.34%             17.67%


     From time to time, the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods (or life of the Portfolio, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or contractholder level as explained in each Portfolio's prospectus. Investors should also review total return calculations that include those expenses.



     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. A Portfolio's total return will vary depending on market conditions, the securities comprising the Portfolio's investment holdings, the Portfolio's operating expenses and unrealized net capital gains or losses during the period. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Portfolio.


     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     A Portfolio may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Portfolio from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a Portfolio at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each Portfolio.


     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level as explained in the prospectus. Investors should also review yield calculations that include those expenses.


     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of such Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.

     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Money Market Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.


     From time to time, certain Portfolios may include in their sales literature and shareholder reports a quotation of the current "distribution rate" for shares of such Portfolios. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Portfolio's investments, and from total return which is a measure of the income actually earned by the Portfolio's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolios.



     From time to time, a Portfolio's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. A Portfolio's marketing materials may also show the Portfolio's asset class diversification, top sectors, largest holdings and other Portfolio asset structures, such as duration, maturity, coupon, NAV, rating breakdown, alternative minimum tax exposure and number of issues in the Portfolio. Materials may also mention how the Distributor believes a Portfolio compares relative to other Portfolios of the Adviser. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Portfolios will also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of such Portfolio published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each Portfolio. For these purposes, the performance of the Portfolios, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce portfolio performance.

     The Portfolios may also utilize performance information in hypothetical illustrations. For example, the Portfolios may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Trust's Annual Report and Semiannual Report contain additional performance information about each of the Trust's Portfolios. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Trust at the telephone number or address printed on the cover of this Statement of Additional Information.

                    MONEY MARKET PORTFOLIO YIELD INFORMATION

     The yield of the Money Market Portfolio is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size. The Portfolio may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Portfolio, their quality and length of maturity, and the Portfolio's operating expenses. The length of maturity for the Portfolio is the average dollar weighted maturity of the Portfolio. This means that the Portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield fluctuates daily as the income earned on the investments of the Portfolio fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Portfolio is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Portfolio is not insured. Investors comparing results of the Portfolio with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

     Other portfolios of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Portfolio could vary upwards or downwards if another method of calculation or base period were used.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Trust's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning a Portfolio's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by a Portfolio and the Adviser to a Portfolio's shareholders. The Trust and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of a Portfolio. The Trust's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Trust's public web site. On its public web site, the Trust currently makes available:


     - Calendar Quarters: Complete portfolio holdings at least 31 calendar days after the end of each calendar quarter.



     - Monthly: Top 10 (or top 15) largest portfolio holdings at least 15 business days after the end of each month (other than with respect to the Money Market Portfolio).


     A Portfolio provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.


     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when a Portfolio has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both a Portfolio's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.


     Pre-Authorized Categories. Pursuant to the Policy, a Portfolio may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or a Portfolio and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Portfolio non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to a Portfolio or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to a Portfolio's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for a Portfolio. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. A Portfolio's shareholders may, in some circumstances, elect to redeem their shares of a Portfolio in exchange for their pro rata share of the securities held by a Portfolio. In such circumstances, pursuant to the Policy, such Portfolio shareholders may receive a complete listing of the portfolio holdings of a Portfolio up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, a Portfolio may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, a Portfolio may disclose portfolio holdings to transition managers, provided that a Portfolio has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, a Portfolio or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and a Portfolio's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of a Portfolio on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of a Portfolio and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Portfolio shareholders; and

     - monitor potential conflicts of interest between Portfolio shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of a Portfolio, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

     The PHRC will regularly report to the Board of Trustees on a Portfolio's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or a Portfolio have entered into ongoing arrangements to make available public and/or non-public information about the Portfolio's portfolio holdings. A Portfolio currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                         INFORMATION DISCLOSED      FREQUENCY (1)               LAG TIME
----                         ---------------------   --------------------   ------------------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)..............  Full portfolio          Daily basis                      (2)
                             holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting agent) (*)........  Full portfolio          Twice a month                    (2)
                             holdings
FT Interactive Data Pricing
  Service Provider (*).....  Full portfolio          As needed                        (2)
                             holdings
Van Kampen Investor
  Services Inc. (*)........  Full portfolio          As needed                        (2)
                             holdings
David Hall (*).............  Full portfolio          On a semi-annual and             (3)
                             holdings                annual fiscal basis
Windawi (*)................  Full portfolio          On a semi-annual and             (3)
                             holdings                annual fiscal basis
FUND RATING AGENCIES
Lipper (*).................  Full portfolio          Monthly and            Approximately 1 day
                             holdings                Quarterly basis        after previous month end
                                                                            and approximately 30
                                                                            days after quarter end,
                                                                            respectively
Morningstar (**)...........  Full portfolio          Quarterly basis        Approximately 30 days
                             holdings                                       after quarter end
Standard & Poor's (*)......  Full portfolio          Monthly                As of previous month end
                             holdings
CONSULTANTS AND ANALYSTS
Arnerich Massena &
  Associates, Inc. (*).....  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end
Bloomberg (**).............  Full portfolio          Quarterly basis        Approximately 30 days
                             holdings                                       after quarter end
Callan Associates (*)......  Top Ten and Full        Monthly and            Approximately 10-12 days
                             portfolio holdings      quarterly basis,       after month/quarter end
                                                     respectively (6)
Cambridge Associates (*)...  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end

NAME                         INFORMATION DISCLOSED      FREQUENCY (1)               LAG TIME
----                         ---------------------   --------------------   ------------------------
CTC Consulting, Inc.
  (**).....................  Top Ten and Full        Quarterly basis        Approximately 15 days
                             portfolio holdings                             after quarter end and
                                                                            approximately 30 days
                                                                            after quarter end,
                                                                            respectively
Credit Suisse First Boston
  (*)......................  Top Ten and Full        Monthly and            Approximately 10-12 days
                             portfolio holdings      quarterly basis,       after month/quarter end
                                                     respectively(6)
Evaluation Associates
  (*)......................  Top Ten and Full        Monthly and            Approximately 10-12 days
                             portfolio holdings      quarterly basis,       after month/quarter end
                                                     respectively(6)
Fund Evaluation Group
  (**).....................  Top Ten portfolio       Quarterly basis        At least 15 days after
                             holdings (4)                                   quarter end
Jeffrey Slocum & Associates
  (*)......................  Full portfolio          Quarterly basis (6)    Approximately 10-12 days
                             holdings (5)                                   after quarter end
Hammond Associates (**)....  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end
Hartland & Co. (**)........  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end
Hartford Life and Annuity
  Company and Hartford Life
  Insurance Company (*)....  Top Ten portfolio       Quarterly basis (6)    Approximately 12
                             holdings (7)                                   business days after
                                                                            quarter end
Hewitt Associates (*)......  Top Ten and Full        Monthly and            Approximately 10-12 days
                             portfolio holdings      quarterly basis,       after month/quarter end
                                                     respectively (6)
Merrill Lynch (*)..........  Full portfolio          Monthly basis          Approximately 1 day
                             holdings                                       after previous month end
Mobius (**)................  Top Ten portfolio       Monthly basis          At least 15 days after
                             holdings (4)                                   month end
Nelsons (**)...............  Top Ten holdings (4)    Quarterly basis        At least 15 days after
                                                                            quarter end
Prime Buchholz &
  Associates, Inc. (**)....  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end
PSN (**)...................  Top Ten holdings (4)    Quarterly basis        At least 15 days after
                                                                            quarter end
PFM Asset Management LLC
  (*)......................  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**)......  Top Ten and Full        Monthly and            At least 15 days after
                             portfolio holdings      quarterly basis        month end and at least
                                                                            30 days after quarter
                                                                            end, respectively
Stratford Advisory Group,
  Inc. (*).................  Top Ten portfolio       Quarterly basis (6)    Approximately 10-12 days
                             holdings (7)                                   after quarter end

NAME                         INFORMATION DISCLOSED      FREQUENCY (1)               LAG TIME
----                         ---------------------   --------------------   ------------------------
Thompson Financial (**)....  Full portfolio          Quarterly basis        At least 30 days after
                             holdings (5)                                   quarter end
Watershed Investment
  Consultants, Inc. (*)....  Top Ten and Full        Quarterly basis (6)    Approximately 10-12 days
                             portfolio holdings                             after quarter end
Yanni Partners (**)........  Top Ten portfolio       Quarterly basis        At least 15 days after
                             holdings (4)                                   quarter end
PORTFOLIO ANALYTICS PROVIDER
Fact Set (*)...............  Complete portfolio      Daily                  One day
                             holdings

------------------------------------

 (*) This entity has agreed to maintain Portfolio non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.


(**) The Portfolio does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.


 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.


     In addition, the following insurance companies, which are deemed service providers to the Portfolios, receive Top Ten portfolio holdings information, on a quarterly basis, approximately 15 days after quarter end: CUNA Mutual Insurance Society, Standard Insurance Company, TransAmerica Life Insurance Company, First SunAmerica Life Insurance Co., SunAmerica Life Insurance Company, Allianz Life Insurance Company of North America, Preferred Life Insurance Company of New York, Hanover Insurance Group, Inc., Allstate Life Insurance Co., Allstate Life Insurance Co. of New York, Lincoln Benefit Life Company, American Enterprise Life Ins. Co, American Centurian Life Insurance Company, IDS Life Insurance Company, American General Life Insurance Co., U.S. Life Insurance Co. of NY, American General Life Insurance Co. of NY, American General Annuity Insurance Co., Columbus Life Insurance Co., Fidelity Security Life Insurance Co., Great-West Life & Annuity Insurance Company and Charles Schwab & Co, Inc., First Great-West Life & Annuity Insurance Company and Charles Schwab & Co., Inc., Security Benefit Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York, Genworth Life and Annuity Insurance Company, The Guardian Insurance & Annuity Co., Inc., American Life Insurance Co. of NY, Integrity Life Insurance Company, Merrill Lynch Life Insurance Co., Merrill Lynch Life Ins. Co. of New York, MetLife Insurance Co., MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut, First MetLife Investors Insurance Co., MetLife Investors USA Insurance Company, Metropolitan Life Insurance Company, Midland National Life Insurance Company, Minnesota Life Insurance Co., Integrity Life Insurance Company, National Integrity Life Insurance Company, Nationwide Financial Services, Inc., OM Financial Life Insurance Co., Protective Life Insurance Co., Sage Life Assurance of America, Inc., Sun Life Assurance Company of Canada (U.S.), CitiCorp Life Insurance Co., First CitiCorp Life Insurance Co.

The Portfolios do not currently have non-disclosure agreements in place with these entities and therefore, these entities can only receive publicly available information.


     A Portfolio may also provide Portfolio portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Portfolios or the Adviser. These persons currently are (i) the Portfolios' independent registered public accounting firm (as of a Portfolio's fiscal year end and on an as needed basis), (ii) counsel to a Portfolio (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).


CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Portfolios and are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians. The custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. The custodian also provides accounting services to the Portfolios.

SHAREHOLDER REPORTS

     Semiannual statements of the Trust containing information about each of the Portfolios, are furnished to shareholders, and annually such statements are audited by an independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by a Portfolio is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix B.

     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Trust's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Trust's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Trust performs an annual audit of the financial statements of each Portfolio. The Trust's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the independent registered public accounting firm for each Portfolio.


LEGAL COUNSEL


     Counsel to the Trust is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Portfolio are incorporated herein by reference to the Annual Report to shareholders of the Portfolio dated December 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Portfolio's filing on Form N-CSR as filed with the SEC on February 28, 2008 and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:


     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS


     Issue credit ratings are based, in varying degrees, on the following considerations:



     - Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;


     - Nature of and provisions of the obligation;

     - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority of ultimate recovery in the event of default. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)


     AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.



     NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.


     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

     A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


     Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:


     A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     LOCAL CURRENCY AND FOREIGN CURRENCY RISKS: Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:


LONG-TERM OBLIGATION RATINGS

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

     AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


     NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


MEDIUM-TERM NOTE RATINGS

     Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

     - Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

     - Notes allowing for negative coupons, or negative principal;

     - Notes containing any provision that could obligate the investor to make any additional payments;

     - Notes containing provisions that subordinate the claim.

     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

     For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      P-3

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

                                       NP

     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

               APPENDIX B -- MORGAN STANLEY INVESTMENT MANAGEMENT

                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

          - Approval of financial statements and auditor reports.

          - General updating/corrective amendments to the charter.

          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1. We generally support the following:

          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals to authorize share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          - Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Proposals to create "blank check" preferred stock.

          - Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1. We generally support the following proposals:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to

ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.


(a)  (1)       First Amended and Restated Agreement and Declaration of
               Trust(20)
     (2)       Certificate of Amendment(20)
     (3)       Second Certificate of Amendment(26)
     (4)       Third Amended and Restated Certificate of Designation of
               Enterprise Portfolio(29)
     (5)       Third Amended and Restated Certificate of Designation of
               Strategic Growth Portfolio(41)
     (6)       Second Amended and Restated Certificate of Designation of
               Government Portfolio(29)
     (7)       Second Amended and Restated Certificate of Designation of
               Money Market Portfolio(29)
     (8)       Second Amended and Restated Certificate of Designation of
               Growth and Income Portfolio(29)
     (9)       First Amended and Restated Certificate of Designation of
               Comstock Portfolio(29)
    (10)       Certificate of Designation of Aggressive Growth
               Portfolio(31)
(b)            Amended and Restated By-Laws(+)
(c)            Not applicable
(d)  (1) (i)   Investment Advisory Agreement for Enterprise Portfolio,
               Government Portfolio and Money Market Portfolio(24)
         (ii)  Amendment Number One to the Investment Advisory Agreement
               for Money Market Portfolio(39)
     (2) (i)   Investment Advisory Agreement for Capital Growth
               Portfolio(24)
         (ii)  Amendment One to the Investment Advisory Agreement for
               Capital Growth Portfolio(29)
     (3)       Investment Advisory Agreement for Growth and Income
               Portfolio(24)
     (4)       Investment Advisory Agreement for Comstock Portfolio(25)
     (5)       Investment Advisory Agreement for Mid Cap Growth
               Portfolio(31)
(e)  (1)       Amended and Restated Distribution and Service Agreement(41)
     (2)       Form of Participation Agreement(29)
(f)  (1)       Form of Trustee Deferred Compensation Plan(*)
     (2)       Form of Trustee Retirement Plan(*)
(g)  (1) (a)   Custodian Contract(22)
         (b)   Amendment dated May 24, 2001 to Custodian Contract(35)
         (c)   Amendment dated October 3, 2005 to Custodian Contract(40)
     (2)       Amended and Restated Transfer Agency and Service
               Agreement(41)
(h)  (1)       Data Access Services Agreement(22)
     (2) (a)   Fund Accounting Agreement(25)
         (b)   Amendments to Fund Accounting Agreement(25),(31),(36)
     (3)       Amended and Restated Legal Services Agreement for Mid Cap
               Growth Portfolio(36)
(i)  (1)       Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
               (Illinois) for each of: Capital Growth Portfolio, Enterprise
               Portfolio, Government Portfolio, Growth and Income
               Portfolio, and Money Market Portfolio(22)
     (2)       Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
               (Illinois) for Comstock Portfolio(25)
     (3)       Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
               (Illinois) for Mid Cap Growth Portfolio(31)
     (4)       Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
(j)  (1)       Consent of Ernst & Young LLP+
(k)            Not applicable

(l)  (1)       Investment Letter dated April 4, 1986 for the Government
               Portfolio, Enterprise Portfolio and Money Market
               Portfolio(27)
     (2)       Investment Letter dated July 3, 1995 for the Capital Growth
               Portfolio(21)
(m)  (1)       Plan of Distribution Pursuant to Rule 12b-1(31)
     (2)       Form of Amended and Restated Service Plan(36)
(n)            Multi-class Plan for Van Kampen Life Investment Trust(36)
(p)  (1)       Code of Ethics of the Investment Adviser and Distributor(41)
     (2)       Code of Ethics of the Portfolios(34)
(q)            Power of Attorney+
(z)  (1)       List of Certain Investment Companies in response to Item
               27(a)+
     (2)       List of Officers and Directors of Van Kampen Funds Inc. in
               response to Item 27(b)+


---------------
(20) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed December 22, 1995.

(21) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 6, 1996.

(22) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1997.

(24) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1998.

(25) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed May 19, 1998.

(26) Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 1, 1999.

(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1999.

(29) Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 27, 2000.

(31) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed September 13, 2000.

(34) Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 18, 2001.

(35) Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 19, 2002.

(36) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 14, 2003.


(39) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 22, 2005.


(40) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 13, 2006.


(41) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 12, 2007.


 (*) Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of Van Kampen Harbor Fund, File Number 2-12685, filed April 29, 1999.

  +  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the statement of additional information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"). Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of
(i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Trust or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.



     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Trust, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:


     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.


     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Trust, or the carrying out by Investor Services of any instructions or requests of the Trust.



     (3) the offer or sale of the Trust's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Trust that such offers or sales were not permitted under such law, rule or regulation.



     (4) the refusal of the Trust to comply with terms of the agreement, or the Trust's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Trust under the agreement provided that if the reason for such failure is attributable to any action of the Trust's investment adviser or distributor or any person providing accounting or legal services to the Trust, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Trust.


     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the prospectus and "Trustees and Officers" and "Investment Advisory Agreement," "Other Agreements" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669)filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated herein.

     (b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement or Exhibit
(z)(2), none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended and the rules thereunder to be maintained (i) by Registrant will be maintained at its offices located at 1 Parkway Plaza, P.O. Box 5555 -- Suite 100, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, P.O. Box 5555 -- Suite 100, Oakbrook Terrace, Illinois 60181-5555; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, P.O. Box 5555 -- Suite 100, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN LIFE INVESTMENT TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15(th) day of April, 2008.


                                      VAN KAMPEN LIFE INVESTMENT TRUST

                                      By        /s/ RONALD E. ROBISON
                                        ----------------------------------------
                                            Ronald E. Robison, President and
                                               Principal Executive Officer


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on April 15, 2008 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLES
                     ----------                                            ------
Principal Executive Officer:
                /s/ RONALD E. ROBISON
-----------------------------------------------------
                  Ronald E. Robison                    President and Principal Executive Officer

Principal Financial Officer:

               /s/ STUART N. SCHULDT*
-----------------------------------------------------
                  Stuart N. Schuldt                    Chief Financial Officer and Treasurer

Trustees:

                 /s/ DAVID C. ARCH*
-----------------------------------------------------
                    David C. Arch                      Trustee

                /s/ JERRY D. CHOATE*
-----------------------------------------------------
                   Jerry D. Choate                     Trustee

                  /s/ ROD DAMMEYER*
-----------------------------------------------------
                    Rod Dammeyer                       Trustee

               /s/ LINDA HUTTON HEAGY*
-----------------------------------------------------
                 Linda Hutton Heagy                    Trustee

                /s/ R. CRAIG KENNEDY*
-----------------------------------------------------
                  R. Craig Kennedy                     Trustee

                 /s/ HOWARD J KERR*
-----------------------------------------------------
                    Howard J Kerr                      Trustee

                 /s/ JACK E. NELSON*
-----------------------------------------------------
                   Jack E. Nelson                      Trustee

              /s/ HUGO F. SONNENSCHEIN*
-----------------------------------------------------
                Hugo F. Sonnenschein                   Trustee

                /s/ WAYNE W. WHALEN*
-----------------------------------------------------
                   Wayne W. Whalen                     Trustee

               /s/ SUZANNE H. WOOLSEY*
-----------------------------------------------------
                 Suzanne H. Woolsey                    Trustee
---------------

* Signed by Elisa Mitchell pursuant to a power of attorney filed herewith.

                 /s/ ELISA MITCHELL
-----------------------------------------------------
                   Elisa Mitchell
                  Attorney-in-Fact



                                                                  April 15, 2008

                        VAN KAMPEN LIFE INVESTMENT TRUST



       INDEX OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 42 TO FORM N-1A


             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION



  EXHIBIT
  NUMBER                                EXHIBIT
  -------                               -------
 (b)          Amended and Restated By-Laws
 (i) (4)      Consent of Skadden, Arps, Slate, Meagher & Flom LLP
 (j)          Consent of Ernst & Young LLP
 (q)          Power of Attorney
 (z) (1)      List of Certain Investment Companies in response to Item
              27(a)
     (2)      List of Officers and Directors of Van Kampen Funds Inc. in
              response to Item 27(b)